                                                            Exhibit 10.12

*PORTIONS  OF THIS  AGREEMENT  HAVE  BEEN  OMITTED  PURSUANT  TO A  REQUEST  FOR
CONFIDENTIAL  TREATMENT WHICH HAS BEEN FILED  SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION.

                                    AGREEMENT
                        BETWEEN OWNER AND DESIGN/BUILDER
                       ON THE BASIS OF A STIPULATED PRICE

THIS AGREEMENT is made and entered into this 25th day of September , 2006 by and between Southwest Iowa Renewable Energy, LLC an Iowa company (hereinafter called
OWNER) and ICM, Inc., a Kansas corporation (hereinafter called DESIGN/BUILDER).

OWNER and DESIGN/BUILDER,  in consideration of the mutual covenants  hereinafter set forth, agree as follows:

Article 1. THE PROJECT AND WORK.

1.01.  DESIGN/BUILDER  shall  complete  all Work for the Project as specified or indicated in the Contract  Documents.  The Project is generally described as the design and construction of a dry mill fuel-grade  ethanol plant to be located in or near Council  Bluffs,  Iowa, as described in more detail in Exhibit B to this
Agreement.  The Work includes such engineering,  labor, materials, and equipment to design,  construct,  startup and achieve guaranteed performance criteria of a dry mill ethanol  plant  capable of producing no less than one hundred ten (110)
million gallons per year of denatured  fuel-grade ethanol and no less than Three
Hundred Forty Eight  Thousand  Tons(338,000)  of dry  distiller's  grains as set forth in the Contract  Documents.  A more detailed  described of the Work is set forth in the attached  Exhibits (other than OWNER's  responsibilities  set forth therein).

Article 2. CONTRACT TIMES.

2.01. Days to Achieve Substantial Completion and Final Payment. The Work will be
Substantially  Completed  within * days after the date when the  Contract  Times commence to run as provided in paragraph 2.01.A of the General  Conditions,  and completed and ready for final payment in accordance  with paragraph 13.08 of the
General  Conditions  within One  Hundred  Eighty  (180)  days after  Substantial
Completion,  unless  otherwise  provided in the  Contract  Documents.  * OMITTED
PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION.

Article 3. CONTRACT PRICE.

3.01.  OWNER shall pay  DESIGN/BUILDER  the Contract Price for completion of the
Work in  accordance  with the  Contract  Documents.  The  Contract  Price may be adjusted as provided by the General Conditions. For all Work, OWNER shall pay to
DESIGN/BUILDER a price of One Hundred  Eighteen  Million Dollars  ($118,000,000)
(the "Contract Price").

3.02. The Work to be performed by  DESIGN/BUILDER  shall not include those items designated as OWNER's  responsibilities in the Contract  Documents.  Those items designated as OWNER's  responsibilities  in the Contract Documents shall include all design, procurement,  fabrication, installation and start-up associated with such items.

                                       -1-

3.03 DESIGN/BUILDER shall provide to OWNER the training described in Exhibit G.

3.04 In accordance with paragraph 5.02 of the General Conditions, DESIGN/BUILDER agrees to maintain the insurance coverages, limits, and deductibles set forth in
Exhibit H.

Article 4. PAYMENT PROCEDURES

4.01 DESIGN/BUILDER shall submit and OWNER will process Applications for Payment in accordance  with Article 13 of the General  Conditions  and Sections  5.01.A.
through C. below.

     A. Down Payment.  OWNER shall make a down payment of 10% of CONTRACT  PRICE to  DESIGN/BUILDER,  which shall be applied  toward and  credited to 10% of each progress payment. The amount of the down payment due hereunder is Eleven Million
Eight  Hundred  Thousand  Dollars  ($11,800,000).   DESIGN/BUILDER  acknowledges
receipt of the amount of Two Million  Dollars  ($2,000,000)  previously  paid by
Owner with the delivery of the letter of intent between the parties. This amount has been credited toward the amount of the down payment. An additional amount of
Two Million Dollars  ($2,000,000) shall be due and payable on the date the OWNER breaks  escrow or 90 days  after  the date of this  agreement,  whichever  comes first,, and upon receipt will be credited toward the amount of the down payment.
Upon delivery of the Notice to Proceed, OWNER shall pay the remaining balance of such down payment ($7,800,000) to DESIGN/BUILDER.

     B. Progress  Payments;  Retainage.  OWNER shall make  progress  payments on account of the Contract Price on the basis of DESIGN/BUILDER's  Applications for
Payment, as provided in this Section 4.01.B.  Progress payments shall be due and payable in accordance  with 13.04 of the General  Conditions.  All such payments will  be  measured  by the  acceptable  Schedule  of  Values  established  under paragraph 2.03.A of the General Conditions.

     1. Prior to Substantial Completion,  such progress payments will be made in an amount equal to the percentage  indicated below,  but, in each case, less the aggregate  of  payments  previously  made and less  such  amounts  as OWNER  may withhold in accordance with paragraph 13.04.B of the General Conditions.

     a.  Ninety-five  percent  (95%) of Work  completed  (with the balance being retainage).

     b. Ninety-five percent (95%) (with the balance being retainage) of the cost of materials and equipment not incorporated in the Work (but delivered, suitably stored and  accompanied by  documentation  satisfactory  to OWNER as provided in paragraph 13.02.A of the General Conditions).

     2. Upon  Successful  completion  of the  Performance  Test or * days  after
Substantial Completion, whichever comes first, payment will be made in an amount sufficient to increase total payments to  DESIGN/BUILDER  to One Hundred percent
(100%) of the  Contract  Price,  less (i) such  amounts as OWNER may withhold in accordance  with  paragraph  13.04.B of the  General  Conditions,  (ii)  amounts mutually agreed by the parties for completion of Punch List Items,  and (iii) *.
Amounts  withheld for Punch List Items shall be paid by OWNER to  DESIGN/BUILDER as such Work is completed.
* OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL  TREATMENT WHICH HAS BEEN FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                       -2-

     3. Upon successful  completion of the seven-day  performance test described in Exhibit A, OWNER shall pay DESIGN/BUILDER the *.
* OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL  TREATMENT WHICH HAS BEEN FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

     C. Final Payment.  OWNER shall pay the remainder of the Contract  Price, if any,  to  DESIGN/BUILDER  in  accordance  with  paragraph  13.08 of the  General
Conditions.

Article 5. INTEREST.

5.01.  All monies  not paid when due as  provided  in Article 13 of the  General
Conditions  shall bear interest at the rate of Eighteen percent (18%) per annum.
If it is  determined  that OWNER  incorrectly  withheld  payment of any disputed payment,  then such payment shall bear interest from the date such payment would have otherwise been due until the date actually paid to DESIGN/BUILDER.

Article 6. DESIGN/BUILDER'S REPRESENTATIONS.

6.01. DESIGN/BUILDER makes the following representations:

     A. DESIGN/BUILDER has examined and carefully studied the Contract Documents listed in Sections  7.01.A  through C, and, to the extent  prepared (but not yet approved by OWNER)  prior to the  Effective  Date,  the  documents  described in
Section 7.01.D.3 and .4.

     B.  DESIGN/BUILDER  is familiar  with and is  satisfied  as to all federal, state and local Laws and Regulations in existence on the Effective Date that may affect cost, progress,  performance,  furnishing,  and completion of the Work in accordance with the Contract Documents.

     C.  DESIGN/BUILDER  is familiar  with the work to be performed by OWNER and others  at the Site  that  relates  to the  Work as  indicated  in the  Contract
Documents.

     D.  DESIGN/BUILDER  has correlated the information known to DESIGN/BUILDER, reports and drawings  identified in the Contract  Documents,  and all additional
examinations,   investigations,  tests,  studies  and  data  with  the  Contract
Documents.

     E. DESIGN/BUILDER has given OWNER written notice of all conflicts,  errors, ambiguities or discrepancies that  DESIGN/BUILDER has discovered in the Contract
Documents  and  the  written  resolution  thereof  by  OWNER  is  acceptable  to
DESIGN/BUILDER, and the Contract Documents are sufficient to indicate and convey understanding  of all terms and conditions for performance and furnishing of the
Work.

     F. THE completed Project will satisfy each of the Performance  Criteria set forth on Exhibit A.

Article 7. CONTRACT DOCUMENTS.

     7.01. The Contract  Documents which comprise the entire  agreement  between
OWNER and DESIGN/BUILDER concerning the Work consist of the following:

     A. This Agreement (pages 1 to 5, inclusive).

                                       -3-

     B. Exhibits to this Agreement (A to M, inclusive).

     C. General  Conditions  of the Contract  Between  Owner and  Design/Builder
(pages 1 to 35, inclusive).

     D. The  following  which may be  delivered,  prepared,  or issued after the
Effective Date of this Agreement and are not attached hereto.

     1. Written Notice to Proceed, in the form substantially  similar to Exhibit
M attached hereto.

     2. All  Written  Amendments  and other  documents  amending,  modifying  or supplementing the Contract Documents pursuant to paragraph 3.03.A of the General
Conditions.

     3.  Specifications  as  defined  in  paragraph  1.01.A.31  of  the  General
Conditions.

     4. Drawings as defined in paragraph 1.01.A.15 of the General Conditions.

7.02.  There are no Contract  Documents  other than those  listed  above in this
Article 7. The Contract Documents may only be amended,  modified or supplemented as provided in paragraph 3.03.A of the General Conditions.

Article 8. MISCELLANEOUS.

8.01.  The  attached  General  Conditions  of the  Contract  between  Owner  and
Design/Builder are referred to herein as the General Conditions.

8.02. Terms used in this Agreement which are defined in Article 1 of the General
Conditions will have the meanings indicated therein.

8.03.  No  assignment  by a party hereto of any rights under or interests in the
Contract  Documents  will be binding on another party hereto without the written consent of the party sought to be bound, which consent shall not be unreasonably withheld;  and, specifically but without limitation,  moneys that may become due and moneys that are due may not be assigned  without such consent (except to the extent that the effect of this  restriction  may be limited by law), and, unless specifically stated to the contrary in any written consent to an assignment,  no
assignment   will   release  or  discharge   the  assignor   from  any  duty  or
responsibility under the Contract Documents.

8.04. OWNER and DESIGN/BUILDER  each binds itself,  its successors,  assigns and legal  representatives  to the other party  hereto,  its  successors,  permitted assigns and legal  representatives  in respect to all covenants,  agreements and obligations contained in the Contract Documents.

8.05.  Any  provision  or  part  of the  Contract  Documents  held to be void or unenforceable  under any Law or  Regulation  shall be deemed  stricken,  and all remaining  provisions  shall  continue  to be valid and  binding  upon OWNER and
DESIGN/BUILDER,  who agree that the  Contract  Documents  shall be  reformed  to replace such  stricken  provision  or part thereof with a valid and  enforceable provision  that comes as close as possible to  expressing  the  intention of the stricken provision.

8.06.  This  Agreement  may be executed in any number of  counterparts,  each of which shall be deemed to be an original  and all of which shall  constitute  one agreement that is binding upon all of the

                                       -4-

parties hereto, notwithstanding that all parties are not signatories to the same counterpart. Facsimile signatures of the parties hereto shall be binding.

8.07.  This Agreement will be effective on date first written above.  Within One
Hundred  Twenty (120) days after such  effective  date,  OWNER shall  provide to
DESIGN/BUILDER the Notice to Proceed and evidence, acceptable to DESIGN/BUILDER, of funding for the Project. If DESIGN/BUILDER does not receive a valid Notice to
Proceed  within such time,  then the Contract Price referred to in Article 3 and the  Contract  Times  referred to in Article 2 shall be subject to  modification with  such  modifications  in  the  Contract  Price  and  Contract  Times  to be
negotiated in good faith by the parties.  Acceptable evidence of funding for the project is proof that the OWNER may distribute funds from its escrow account.

IN WITNESS WHEREOF,  OWNER and DESIGN/BUILDER  have signed this Agreement on the date first written above.

OWNER: ____________________________        DESIGN/BUILDER: ICM, Inc.

By:   /s/ David Denne                      By: /s/ Dave VanGriend
   --------------------------------        -------------------------------------
Title: /s/ Chairman                        Title: President/CEO

Addresses for giving notices and representatives:

Name: Southwest Iowa Renewable Energy, LLC  Name: Dave VanderGriend
      ------------------------------------        ------------------------------
Title:                                     Title: President/CEO
      ------------------------------------        ------------------------------
Address: 2101 So. 42nd Ave. PO Box 986            Address:310 N. First Street,
         ---------------------------------        Colwich, KS
Phone: 712-366-0392 Council Bluffs, IA            Phone:  316-796-0900
       ------ -----------------------------       Facsimile: 316-796-0570
Facsimile:712-366-0394
          ---------------------------------

                                       -5-

                                    Exhibit A
                                       to
                   Agreement Between Owner and Design/Builder
                       On the Basis of a Stipulated Price

Performance Criteria:

     DESIGN/BUILDER  represents and warrants to OWNER that the completed Project will achieve each of the following  performance  criteria.  After DESIGN/BUILDER determines the Plant is ready for start-up,  DESIGN/BUILDER,  with OWNER's labor forces,  will  start-up  the Plant and conduct a seven-day  performance  test to
establish   compliance  with  each  of  the  performance   criteria  except  the
atmospheric  emissions.  Compliance  shall be  measured  simultaneously  for all criteria,  and computed on the average over the seven-day  performance  test. If the Project fails to reach any performance criterion,  then DESIGN/BUILDER shall
(at no additional cost to OWNER) make such changes in design,  construction,  or equipment  as  required to meet the  criteria,  and  conduct  another  seven day performance  test. Upon successful  completion of a seven-day  performance test, the Plant shall be considered to have achieved the  performance  criteria listed below  (other  than the  atmospheric  emissions  criteria)  for  purposes of the foregoing representation and warranty of DESIGN/BUILDER.

Table 1  ethanol plant criteria -- 110MGY capacity
--------------------------------------------------------------------------------------------------------------
   Criteria                   Specification              Testing Statement        Documentation
--------------------------------------------------------------------------------------------------------------
Plant Capacity-               Operate at a rate          Seven-day                 Concurrence of
fuel-grade                    of 110 million             performance test          production records
ethanol                       gallons per year of                                  and a written report
                              denatured fuel grade                                 from DESIGN/BUILDER.
                              ethanol meeting the
                              the specifications of
                              of ASTM 4806
-------------------------------------------------------------------------------------------------------------
Wet  Distillers               Operate at rate of         Determined by             Concurrence of
Grains OR Dry                 338,000 tons per           calculation of            production records
Distillers                    year of approx. 12%        mass flow from            and a written
Grains                        moisture DDG               centrifuge(s)             analysis from
                              seven-day                  DESIGN/BUILDER.
                              performance test
---------------------------- -------------------------- -------------------------- --------------------------
Carbon Dioxide               Approximately 295,000      Determined as a function   Mass flow calculation by
                             tons per year of raw CO2   of fermented gallons in    DESIGN/BUILDER.
                             gas.                       a seven-day performance
                                                        test.
---------------------------- -------------------------- -------------------------- --------------------------
Grain to Ethanol             Not be less than  2.80     As determined by meter     Concurrence of
Conversion ratio;            denatured gallons          readings during a          production records and
Corn/Sorghum 56#/bu., 16%    (2.67gallons               seven-day performance      written analysis by
or less moisture, zero       undenatured) of ethanol    test.                      DESIGN/BUILDER.
aflatoxin tolerance          per bushel of ground
                             corn.
---------------------------- -------------------------- -------------------------- --------------------------
Electrical Energy            .75 kWh per denatured      As determined by meter     Concurrence of
                             gallon of fuel grade       readings during a          production records and
                             ethanol.  Does not         seven-day performance      written analysis by
                             include kWh
---------------------------- -------------------------- -------------------------- --------------------------

                                      -6-

---------------------------- -------------------------- -------------------------- --------------------------
                             used to operate                                        DESIGN/BUILDER.
                             CO2   plant, CO2
                             gas system, grain
                             handling system, Chiller
                             operation or DDG Load
                             out.
---------------------------- -------------------------- -------------------------- --------------------------
Natural Gas                  Consumption shall not      As determined by meter     Concurrence of
                             exceed 34,000 Btu per      readings during a          production records and
                             denatured gallon of        seven-day performance      written analysis by
                             fuel-grade ethanol.  .     test.                      DESIGN/BUILDER.
---------------------------- -------------------------- -------------------------- --------------------------
Process Water Discharge      zero gallons under         Process discharge meter    Plant control system
                             normal operations          readings during seven      reports from
                                                        day performance test       DESIGN/BUILDER
---------------------------- -------------------------- -------------------------- --------------------------
Atmospheric Emissions        As prescribed and          As determined by written   As determined by written
                             approved by the            emissions compliance       emissions compliance
                             applicable Department of   report from a third        report from a third
                             Environmental Quality or   party mutually selected    party mutually selected
                             similar agency for the     by the parties             by the parties
                             State in which the Plant   confirming regulatory      confirming regulatory
                             is located as of the       compliance of the air      compliance of the air
                             Effective Date of the      emissions performance      emissions performance
                             Agreement.                 tests prescribed by the    tests prescribed by the
                                                        applicable  Department     applicable Department
                                                        of Environmental Quality   of Environmental Quality
                                                        or similar agency for      or similar agency for
                                                        the State in which the     the State in which the
                                                        Plant is located as of     Plant is located as of
                                                        the Effective Date of      the Effective Date of
                                                        the Agreement.             the Agreement.
---------------------------- -------------------------- -------------------------- --------------------------

OWNER's  failure to materially  comply with the operating  procedures  issued by
DESIGN/BUILDER  shall  void the  foregoing  performance  criteria  and all other guarantees and warranties set forth in the Contract Documents.

OWNER  understands  that  the  startup  of  the  plant  requires  resources  and cooperation of OWNER, vendors and other suppliers to the Project. DESIGN/BUILDER disclaims any liability and OWNER indemnifies  DESIGN/BUILDER for non-attainment of the  foregoing  performance  criteria  directly or  indirectly  caused by the material  non-performance  or  negligence  of  third  parties  not  retained  by
DESIGN/BUILDER.

                                      -7-

                                    Exhibit B
                                       to
                   Agreement Between Owner and Design/Builder
                       On the Basis of a Stipulated Price

General Project Scope:

Construct a no less than One Hundred Ten (110) million gallon per year (MGY) dry mill fuel-grade ethanol plant located in or near Council Bluffs, Iowa. The plant will grind  approximately  39 million bushels per year to produce  approximately
One Hundred (110) MGY of fuel-grade ethanol denatured with five percent gasoline
(or a similar  product).  The plant will also produce not less than 338,000 tons per year of 12% moisture Dry Distillers Grains (DDG), and approximately  293,000 tons per year of raw carbon dioxide (CO2) gas.

OWNER to provide  DESIGN/BUILDER  a level site and which  shall have a soil load bearing capacity as specified in the attached table.

OWNER  supplied  grain system will  provide a consistent  supply of grain to the rotary feeder above the DESIGN/BUILDER supplied hammermills. .

Ground grain will be mixed in a slurry tank and routed  through a working system consisting of a  hydroheater,  cook tube, and flash tank. The mash will continue
through   liquefaction   and  associated   heat   exchangers  to   fermentation.
Simultaneously,  propagated  yeast will be added to the mash as the fermenter is filling.  After batch  fermentation is complete,  the beer will be pumped to the beer well and then to the beer column to vaporize the alcohol from the mash.

Alcohol streams are dehydrated in the distillation column, the side stripper and the molecular sieve system. Two hundred proof alcohol is pumped to the tank farm shift tanks and blended  with five  percent  denaturant  as the product is being pumped into a final storage tank.

Corn mash from the beer stripper is dewatered by decanter type  centrifuge.  Wet cake from the centrifuge is conveyed to the wetcake pad or drying system.  Water in the thin  stillage  can be  evaporated  and  recycled by the  Bio-Methanation system.

DESIGN/BUILDER  will  provide  its  standard  design for the fire pump house and water treatment space. Any additional requirements will be an additional cost to
OWNER.

The design  includes  a  compressed  air system  consisting  of  compressors,  a receiver tank, pre-filter, coalescing filter and air dryer.

The  design  also  incorporates  the use of a  clean-in-place  (CIP)  system for cleaning cook, fermentation,  distillation,  evaporation,  centrifuges and other systems.  Fifty percent  caustic soda is received by truck and stored in a tank.
The CIP system uses tanks for receiving, make-up, CIP return and CIP waste which is fed to the  methanator.  The CIP system  includes a CIP Tank,  a 50%  Caustic tank, and a Waste CIP tank. A screen is used to remove the solids.

Under normal  operating  circumstances,  the Plant will not have any  wastewater discharges that have been in contact with corn and sorghum mash, cleaning system
or    contact    process    water.    A    bio-methanator     manufactured    by
DESIGN/BUILDER/Phoenix  will reduce the organic acids in process water  allowing complete reuse within the Plant and is included in the Contract Price. The Plant will

                                      -8-

have blowdown  discharges from the cooling tower,  water softeners,  and Reverse
Osmosis system. OWNER is responsible for all permits,  purchase and installation of pumps,  waterline  construction,  sanitary sewer  construction,  necessary to discharge  the blowdown from the cooling  tower,  water  softeners,  and Reverse
Osmosis system.

Carbon Dioxide (CO2) is a co-product of the fermentation process. CO2 is allowed under current Laws and Regulations to be vented to the atmosphere.  Installation of a plant or system to capture,  clean and  compress the CO2 is not included in the Work. OWNER, at its cost, may add a blower, certain associated equipment and a small  amount  of piping to move the CO2 from the  fermenter  to a  collection point for sale or further processing.

Most of the  processes  within  the  Plant  will  be  computer  controlled  by a
Siemens/Moore APACS distributed control system with graphical user interface and three  workstations  all located in the plant control room, which is included in the Contract Price. No workstation is provided for the  administrative  building or any other  location.  It is  estimated  that the system  will  consist of 200 discrete inputs, 200 discreet outputs, 175 analog inputs and 120 analog outputs.
Programmable logic controllers (PLCs) will control certain process equipment.

The Work provided by  DESIGN/BUILDER  will meet  specifications,  criteria,  and allowances as provided in the Construction  Permit and all other applicable Laws and Regulations enacted as of the Effective Date.

Description	Required Allowable Soil Bearing Pressure (pounds per square foot)
Grain Storage Silos	8,000
Cook Water Tank	3,500
Methanator Feed Tank	3,500
Liquefaction Tank #1	3,500
Liquefaction Tank #2	3,500
Boiler	4,000
Dust Collector	3,500
Fermentation Tank #1	4,000
Fermentation Tank #2	4,000
Fermentation Tank #3	4,000
Fermentation Tank #4	4,000
Fermentation Tank #5	4,000
Fermentation Tank #6	4,000
Fermentation Tank #7	4,000
Beerwell	4,000
Whole Stillage Tank	3,500
Thin Stillage Tank	3,500
Syrup Tank	3,500
190 Proof Day Tank	3,000
200 Proof Day Tank	3,000
Denaturant Tank	3,000
Fire Water Tank	3,000
Denatured Ethanol Tank #1	4,000
Denatured Ethanol Tank #2	4,000
All Other Areas	3,000

                                      -10-

                                    Exhibit C
                                       to
                   Agreement Between Owner and Design/Builder
                       On the Basis of a Stipulated Price

Buildings and Structures by DESIGN/BUILDER:

Construction of buildings and  structures,  as listed in Table 2 and Table 3, is included in the Contract Price.

Table 2 Ancillary Buildings and Structures by DESIGN/BUILDER
-------------------- ---------------------------- ----------------------- ------------------------------
     Building                                          Preliminary                Addition Info
                                Type                    Dimensions
-------------------- ---------------------------- ----------------------- ------------------------------
MCC Buildings        CMU block wall, insulated,
                     climate controlled
-------------------- ---------------------------- ----------------------- ------------------------------
Cooling Tower        Douglas Fir Structure
                     Induced Draft Counter Flow
-------------------- ---------------------------- ----------------------- ------------------------------

-------------------- ---------------------------- ----------------------- ------------------------------
Wetcake Pad          Cast-in-Place Concrete              80 X 120
                     Structure
-------------------- ---------------------------- ----------------------- ------------------------------

Table 3 Buildings and Structures by DESIGN/BUILDER
-------------------- ---------------------------- ----------------------- ------------------------------
     Building                                          Preliminary                Addition Info
                                Type                    Dimensions
-------------------- ---------------------------- ----------------------- ------------------------------
Process              Structural steel, steel              Custom          Includes laboratory, control
                     siding - Insulated                                   room & offices, MCC room
-------------------- ---------------------------- ----------------------- ------------------------------
Energy Center        Structural steel, steel              Custom          Includes centrifuge area,
                     siding - Insulated                                   office, MCC room
-------------------- ---------------------------- ----------------------- ------------------------------
Evaporation          Structural steel, steel              Custom
                     siding - Insulated
-------------------- ---------------------------- ----------------------- ------------------------------

-------------------- ---------------------------- ----------------------- ------------------------------

                                      -11-

*THE  PORTIONS OF THIS  EXHIBIT D WHICH ARE MARKED  WITH AN  ASTERISK  HAVE BEEN
OMITTED  PURSUANT TO A REQUEST FOR  CONFIDENTIAL  TREATMENT WHICH HAS BEEN FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                    Exhibit D
                                       to
                   Agreement Between Owner and Design/Builder
                       On the Basis of a Stipulated Price

Administration Building by OWNER:

The Contract Price does not include the cost of the following additional items:

Table 4 Administration Building

-------------------------- ---------------------------------------------------------------- -----------------
       Description         Additional Description                                           Est. Amount
-------------------------- ---------------------------------------------------------------- -----------------
Administration Building
                           By OWNER                                                         $*
-------------------------- ---------------------------------------------------------------- -----------------
Office Computer System     By OWNER                                                         $25,000
-------------------------- ---------------------------------------------------------------- -----------------
Telephone System           By OWNER                                                         $15,000
-------------------------- ---------------------------------------------------------------- -----------------
Office Copier & fax        By OWNER                                                         $15,000
machine
-------------------------- ---------------------------------------------------------------- -----------------
Office Furniture           By OWNER                                                         $20,000
-------------------------- ---------------------------------------------------------------- -----------------

-------------------------- ---------------------------------------------------------------- -----------------
Lab Equipment              By OWNER                                                         $120,000
-------------------------- ---------------------------------------------------------------- -----------------
* OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL  TREATMENT WHICH HAS BEEN FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                      -12-

*THE  PORTIONS OF THIS  EXHIBIT E WHICH ARE MARKED  WITH AN  ASTERISK  HAVE BEEN
OMITTED  PURSUANT TO A REQUEST FOR  CONFIDENTIAL  TREATMENT WHICH HAS BEEN FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                    Exhibit E
                                       to
                   Agreement Between Owner and Design/Builder
                       On the Basis of a Stipulated Price

OWNER'S Required Permits and Services List:

OWNER shall provide all of the permits,  authorizations and services,  including but not limited to:

1)   Land and Grading - Land and Grading - OWNER shall  provide the Site near or in Council Bluffs,  Iowa. OWNER shall obtain all legal authority to use the
     Site for its  intended  purpose and perform  technical  due  diligence  for
     DESIGN/BUILDER  to  perform  including  but not  limited  to proper  zoning approvals,  elevation  restrictions,  soil tests, and water tests. The Site shall be rough graded per  DESIGN/BUILDER  specifications and be within six inches of final grade  including the rough grading for Site  roadways.  The
     Site soils shall be  modified  as  required to provide a minimum  allowable soil bearing pressure as specified in the attached table for all foundation elements. The site soils shall be modified as required to provide a minimum allowable  soil  bearing  pressure  of 4,500  pounds per square foot in the fermenter area,  8,000 pounds per square foot in the grain storage concrete silos  area and 3,000  pounds  per  square  foot for all  other  foundation elements or per attached table.  The soils beneath the foundation  elements shall not exceed the total or differential  settlements such that the Plant is unable to perform its intended purpose.  If the existing soil conditions are such that  over-excavation  and  re-compaction or pilings are required,
     OWNER will be responsible for this work.  OWNER is also responsible for any dewatering required at the site during construction.

     Other items to be provided  by the OWNER  include,  but are not limited to, the following:  initial site survey  (boundary and topographic) as required by the design  engineers,  layout of the  property  corners  including  two construction  benchmarks,  soil borings and subsequent  geotechnical report
     (the results of which are acceptable to DESIGN/BUILDER  and consistent with the specifications  set forth herein) describing  recommendation for roads,
     foundations   and  if  required,   soil   stabilization/remediation,   site
     engineering   and  detailed   drawings  (to  the  extent  not  provided  by
     DESIGN/BUILDER),  land  disturbance  permit,  erosion control permit,  site grading as  described  above with  minimum soil  standards,  placement  and maintenance of erosion control measures,  access road from a city,  county, state or federal road designed to meet city or local county road  standards
     (provided  that such road must  contain a minimum of twelve  (12) inches of crushed  rock with  geo-fabric  and  compacted  base),  storm and  sanitary sewers,  water main branches,  to be within five (5) feet of the designated building  locations,  roads as specified  and  designed  for the  permanent elevations  and effective  depth,  paving,  "construction"  grading plan as drawn (including site retention pond), all site seeding, landscaping, rock, plant  water  well  and  associated  permit(s),  environmental  monitoring, environmental monitoring equipment,  environmental testing for both air and water, chemicals, corn or other feedstock, enzymes, a risk management plan,
     laboratory   equipment  specified  by  DESIGN/BUILDER,   and  all  start-up
     supplies,  including, but not limited to hoses, equipment labels, and other items specified by DESIGN/BUILDER,

                                      -13-

2)   Roads - OWNER shall provide or have provided,  an access road of sufficient quality to withstand semi-truck traffic of 25,000+ annual loads with weight of 80,000 lbs each.

3)   Air Quality Permit - A permit for  construction  shall be obtained from the proper  authorities  prior to the issuance of the Notice to Proceed.  OWNER shall obtain an Operating  Permit in timely  manner to allow startup of the
     Plant as scheduled by DESIGN/BUILDER.

4)   Storm Water  Runoff  Permit - OWNER shall obtain the  permanent  industrial storm water runoff  permit.  DESIGN/BUILDER  shall obtain the  construction storm water runoff permit.

5)   Natural Gas Supply and Service Agreement - Continuous supply of natural gas of at least 1.9  Billion  cubic  feet per year,  at a rate of 225 MMBtu per hour  and at a  minimum  pressure  of 60 psig at a  location  specified  by
     DESIGN/BUILDER . OWNER shall provide supply meter and regulators to provide burner  tip  pressures  as  specified  by  DESIGN/BUILDER.  OWNER  will  be responsible for the design,  procurement,  fabrication and  installation of any  and all  equipment  necessary  to  deliver  the  gas to all  locations specified by DESIGN/BUILDER.

6)   Electrical   Service  -  Continuous  supply  of  12,000  kVA,   12,400-volt
     electrical  energy  or more to a point  immediately  adjacent  to the site.
     OWNER shall supply a high voltage  switch and, if required,  a  substation.
     OWNER  shall  supply  metering  as  specified  by the power  company.  This electrical  capacity will be  sufficient  to support the  operations of the
     Plant as specified by DESIGN/BUILDER.  OWNER will be responsible to design, provide, and install electricity  connections to all locations specified by
     DESIGN/BUILDER   (including   the   high-voltage   permanent   power  loop,
     transformers and pads).

7)   Water Supply and Service  Agreement - For process (contact and non-contact)
     and sanitary purposes,  OWNER shall be responsible to pay DESIGN/BUILDER in the form of a Change  Order for the design,  procurement,  fabrication  and installation  of all  equipment for the supply and treatment of fresh water specified by DESIGN/BUILDER to the DESIGN/BUILDER specified locations. This might include reverse osmosis,  softening equipment,  iron removal, sulfate removal, or other items specified by DESIGN/BUILDER.  OWNER shall authorize
     DESIGN/BUILDER to perform this work at cost plus upon the execution of this agreement.  Any required water  augmentation  plan and all associated fees, forms, permits and incidental requirements is the responsibility of OWNER.

8)   Wastewater  Discharge  Permit - For  discharges of cooling tower  blowdown, water softening,  and RO system blowdown under normal operating procedures.
     Process  wastewater  discharges  during  emergency  failure  of  wastewater treatment plant to treat all process wastewater.

9)   Railroad - OWNER shall design, procure,  fabricate and install any railroad track siding to the Site, at grades specified by DESIGN/BUILDER,  including all necessary earth work to properly  locate the track,  preparation of the railroad  track  bed,  and track,  ties and  ballast  to  railroad  company specifications and all required permits.

                                      -14-

10)  Regulatory   Contingency  -  Until   satisfactory   atmospheric   emissions
     compliance, OWNER shall maintain a fund of no less than * ($*) to cover any unforeseen  governmental regulation changes implemented after the Effective
     Date of the Agreement.  This contingency is not part of the Contract Price,
     and  its  use  may  be   authorized   only  by   agreement   of  OWNER  and
     DESIGN/BUILDER.

     * OMITTED PURSUANT TO A REQUEST FOR  CONFIDENTIAL  TREATMENT WHICH HAS BEEN
     FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

11)  Road Paving - Prior to  Substantial  Completion,  OWNER will be responsible for paving of all roads.

12)  BATF  Application/Misc  Permits - OWNER will be responsible for completing, submitting and obtaining Bureau of Alcohol Tobacco and Firearms  permitting to  produce  fuel  grade  alcohol,  tank farm  permits,  discharge  permits required by hydro testing the Plant, and an SPCC Plan.

13)  Office  Equipment - With the  exception of the DCS control  systems,  OWNER will be responsible for office  furnishings,  computers and software to run the day-to-day operations of the Plant.

14)  Construction  Power - OWNER will provide and pay for all electricity needed during the  Construction,  including the  permanent  power loop required by
     DESIGN/BUILDER,  by contracting with DESIGN/BUILDER for the installation of the same and which will be billed to OWNER as an additional  cost,  and not part of,  the  Contract  Price.  Monthly  utilities  bills  will be  billed directly to OWNER by the utility.

15)  Fire water system - OWNER will provide and pay for by contracting  with the
     DESIGN/BUILDER  in the form of a Change  Order,  the  design,  procurement, fabrication and  installation of the fire water system  including,  without limitation:  fire water pump station, fire water loop with hydrants, deluge systems, fire alarm panels, smoke and heat detection in any building or MCC room, as required by Laws and  Regulations  and the insurance  company(ies)
     which provide insurance pursuant to the Contract Documents.

16)  At least forty-five (45) days prior to Substantial Completion,  OWNER shall complete  construction of an  administration  building at the Site with all utilities connected and operating to such building.

17)  Prior to start-up of the Plant,  OWNER shall furnish to DESIGN/BUILDER  the following:

     a)   Fully executed copies of all permits required to operate the Plant;
     b)   Fully executed Certificate of Substantial Completion; and
     c)   Preliminary  Punchlist  pursuant  to  paragraph  13.05 of the  General
          Conditions.

In the event OWNER  desires that  DESIGN/BUILDER  perform all or any part of the foregoing  obligations  of OWNER,  and  DESIGN/BUILDER  agrees to  perform  such obligations,  the Contract

                                      -15-

Price shall be increased by the amount determined pursuant to paragraph 10.02 of the General Conditions unless otherwise agreed by the parties.

                                      -16-

*THE  PORTIONS OF THIS  EXHIBIT F WHICH ARE MARKED  WITH AN  ASTERISK  HAVE BEEN
OMITTED  PURSUANT TO A REQUEST FOR  CONFIDENTIAL  TREATMENT WHICH HAS BEEN FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                    Exhibit F
                                       to
                   Agreement Between Owner and Design/Builder
                       On the Basis of a Stipulated Price

                                LICENSE AGREEMENT

THIS  LICENSE  AGREEMENT  (this  "License  Agreement")  is entered into and made effective  as of the 25th day of  September  , 2006  ("Effective  Date")  by and
between Southwest Iowa Renewable Energy, LLC an Iowa  Corporation("OWNER"),  and
ICM, Inc., a Kansas corporation ("ICM").

     WHEREAS,  OWNER and ICM have entered into that  certain  AGREEMENT  BETWEEN
OWNER AND  DESIGN/BUILDER  ON THE BASIS OF A STIPULATED PRICE dated the 25th day of September , 2006 (the "Contract"), under which ICM is to design and construct a One Hundred Ten (110)  million  gallons per year ethanol plant for OWNER to be located in or near Council Bluffs, Iowa (the "Plant");

     WHEREAS, ICM will use proprietary  technology and information of ICM in the design and construction of the Plant; and

     WHEREAS,  OWNER  desires  from ICM,  and ICM  desires to grant to OWNER,  a license to use such  proprietary  technology and  information in connection with
OWNER's  ownership and operation of the Plant, all upon the terms and conditions set forth herein;

     NOW, THEREFORE, the parties, in consideration of the foregoing premises and
the  mutual  promises   contained   herein  and  for  other  good  and  valuable
consideration, receipt of which is hereby acknowledged, agree as follows:

     1. Upon Substantial Completion of the Plant by ICM pursuant to the terms of the Contract or, if later, payment by OWNER of all amounts due and owing to
     ICM under the Contract,  ICM grants to OWNER a perpetual limited license to use the  Proprietary  Property  (hereinafter  defined) solely in connection with the ownership, operation, maintenance and repair of the Plant, subject to the limitations provided herein (the "Purpose").

     2.  The  "Proprietary  Property"  means,  without  limitation,   documents,
     Operating Procedures (hereinafter defined), materials and other information that are furnished by ICM to OWNER in connection  with the Purpose  whether orally,  visually,  in writing, or by any other means,  whether tangible or
     intangible,   directly  or  indirectly  and  in  whatever  form  or  medium including, without limitation, the design, arrangement,  configuration, and specifications  of (i) the combinations of distillation,  evaporation,  and alcohol  dehydration  equipment  (including,  but not  limited  to,  pumps, vessels,  tanks, heat exchangers,  piping, valves and associated electronic control equipment) and all documents  supporting those  combinations;  (ii)
     the  combination  of the distillers  grain drying (DGD),  and heat recovery steam generation  (HRSG) equipment  (including,  but not limited to, pumps, vessels,  tanks, heat exchangers,  piping and associated electronic control equipment) and all documents  supporting those combinations;  and (iii) the computer system,  known as the

                                      -17-

     distributed control system (DCS and/or PLC) (including, but not limited to, the software  configuration,  programming,  parameters,  set points,  alarm points, ranges,  graphical interface,  and system hardware connections) and all documents  supporting that system.  The "Operating  Procedures"  means, without  limitation,  the process  equipment  and  specifications  manuals,
     standards  of  quality,   service  protocols,   data  collection   methods,
     construction  specifications,  training methods,  engineering standards and any other  information  prescribed by ICM from time to time  concerning the
     Purpose.   Proprietary  Property  shall  not  include  any  information  or materials  that OWNER can  demonstrate  by written  documentation:  (i) was lawfully in the possession of OWNER prior to disclosure by ICM; (ii) was in the public domain prior to disclosure by ICM;  (iii) was disclosed to OWNER by a third  party  having the legal  right to  possess  and  disclose  such information  or materials;  or (iv) after  disclosure by ICM comes into the public  domain  through  no  fault  of  OWNER  or its  members,  directors,
     officers,   employees,   agents,   contractors,    consultants   or   other
     representatives     (hereinafter     collectively     referred     to    as
     "Representatives").  Information and materials shall not be deemed to be in the public  domain  merely  because  such  information  is embraced by more general  disclosures in the public domain,  and any combination of features shall not be deemed to be within the foregoing  exceptions  merely  because individual  features are in the public domain if the combination itself and its principles of operation are not in the public domain.

     3. OWNER shall not use the Proprietary  Property for any purpose other than the Purpose.  OWNER shall not use the  Proprietary  Property in  connection with any expansion or  enlargement  of the Plant.  Within * days of OWNER's request to expand or enlarge the Plant,  ICM and OWNER will meet to discuss such expansion and will negotiate in good faith the Terms and Conditions of such expansion (including a mutually agreeable schedule for such expansion)
     on either a fixed  price  basis or a Time and  Material  basis with a fixed
     License  Fee.  At OWNER's  request,  ICM will use  commercially  reasonable efforts to schedule  engineering  for an  expansion or  enlargement  of the
     Plant within * days of such request,  and will  negotiate in good faith the
     Terms and  Conditions of such  expansion on either a fixed price basis or a
     Time  and   Material   basis  with  a  fixed   license  fee.  ICM  and  its
     Representatives  shall have the express right,  at a reasonable time so not to interrupt OWNER's operations, to enter upon the premises of the Plant to inspect the Plant and its operation to ensure that OWNER is complying  with the terms of this License  Agreement.  * OMITTED  PURSUANT TO A REQUEST FOR
     CONFIDENTIAL  TREATMENT WHICH HAS BEEN FILED SEPARATELY WITH THE SECURITIES
     AND EXCHANGE COMMISSION.

     4. OWNER's failure to materially comply with the Operating Procedures shall void all guarantees,  representations and warranties,  whether expressed or implied, if any, that were given by ICM to OWNER in the Contract concerning the  performance of the Plant.  OWNER agrees to indemnify,  defend and hold harmless ICM and ICM's Representatives from any and all losses, damages and
     expenses  including,   without  limitation,   reasonable   attorneys'  fees
     resulting   from,   relating   to  or   arising   out  of  OWNER's  or  its
     Representatives'  (i)  failure  to  materially  comply  with the  Operating
     Procedures or, (ii) negligent use of the Proprietary Property.

     5. Any and all  modifications  to the Proprietary  Property by OWNER or its
     Representatives  shall be the property of ICM. OWNER shall promptly  notify
     ICM of any such  modification  and OWNER agrees to assign all of its right, title and interest in such modification to ICM;  provided,  however,  OWNER shall retain the right, at no cost, to use such  modification in connection with the Purpose.

                                      -18-

     6. ICM has the  exclusive  right  and  interest  in and to the  Proprietary
     Property and the goodwill associated therewith. OWNER will not, directly or indirectly,  contest ICM's ownership of the Proprietary  Property.  OWNER's use of the Proprietary  Property does not give OWNER any ownership interest or other interest in or to the Proprietary  Property except for the limited license  granted to OWNER  herein.  Any goodwill  derived or created by the operation  of the  Plant  and  all  financial  benefits  derived  from  the operation of the Plant shall be the property of the OWNER.

     7. OWNER  shall pay no license fee or royalty to ICM for OWNER's use of the
     Proprietary  Property pursuant to the limited license granted to OWNER, the consideration  for this limited  license is included in the amounts payable by OWNER to ICM for the construction of the Plant under the Contract.

     8. OWNER may not assign the limited license granted herein,  in whole or in part,  without  the  prior  written  consent  of  ICM,  which  will  not be unreasonably  withheld or  delayed.  Prior to any  assignment,  OWNER shall obtain  from such  assignee  a written  instrument,  in form and  substance reasonably  acceptable  to ICM,  agreeing  to be bound by all the terms and provisions  of this  License  Agreement.  Any  assignment  of this  License
     Agreement  shall not  release  OWNER from (i) its  duties  and  obligations hereunder concerning the disclosure and use of the Proprietary Property, or
     (ii)  damages to ICM  resulting  from,  or arising out of, a breach of such duties or obligations by OWNER or its  Representatives.  ICM may assign its right,  title and interest in the Proprietary  Property,  in whole or part, subject to the limited license granted herein.

     9. The Proprietary  Property is confidential and  proprietary.  OWNER shall keep the  Proprietary  Property  confidential  and shall use all reasonable efforts to maintain the Proprietary Property as secret and confidential for the sole use of OWNER and its Representatives for the Purpose.  OWNER shall retain all  Proprietary  Property at its principal place of business and/or the Plant. OWNER shall not at any time without ICM's prior written consent, copy,  duplicate,  record, or otherwise reproduce the Proprietary Property, in  whole  or in  part,  or  otherwise  make  the  same  available  to  any unauthorized  person.  OWNER shall not  disclose the  Proprietary  Property except to its  Representatives  who are directly involved with the Purpose, and even then only to such extent as is necessary  and  essential  for such
     Representative's  involvement.  OWNER shall inform such  Representatives of the  confidential  and  proprietary  nature  of such  information  and,  if requested  by ICM,  OWNER shall obtain from such  Representative  a written instrument, in form and substance reasonably acceptable to ICM, agreeing to be bound by all of the  terms and  provisions  of this  License  Agreement.
     OWNER  shall make all  reasonable  efforts  to  safeguard  the  Proprietary
     Property  from  disclosure  by its  Representatives  to anyone  other  than permitted hereby.  OWNER shall notify ICM immediately upon discovery of any unauthorized  use or disclosure of the Proprietary  Property,  or any other breach of this License Agreement by OWNER or its Representatives, and shall cooperate with ICM in every reasonable way to help ICM regain possession of the  Proprietary  Property  and  prevent its  further  unauthorized  use or disclosure.  In the event that OWNER or its Representatives are required by law to disclose  the  Proprietary  Property,  OWNER shall  provide ICM with prompt  written  notice of same so that ICM may seek a protective  order or other appropriate  remedy. In the event that such protective order or other appropriate  remedy  is not  obtained,  OWNER or its  Representatives  will furnish  only  that  portion  of  the  Proprietary  Property  which  in the reasonable  opinion of its or their legal  counsel is legally  required and will exercise its reasonable  efforts to obtain reliable assurance that the
     Proprietary Property so disclosed will be accorded confidential treatment.

     10.  OWNER  agrees to  indemnify  ICM for any and all  damages  (including, without limitation, reasonable attorneys' fees) arising out of or resulting from any  unauthorized  disclosure  or use of

                                      -19-

     the Proprietary Property by OWNER or its Representatives. OWNER agrees that
     ICM would be irreparably damaged by reason of a violation of the provisions contained herein and that any remedy at law for a breach of such provisions would be  inadequate.  OWNER  agrees  that ICM  shall be  entitled  to seek injunctive or other equitable  relief in a court of competent  jurisdiction against OWNER or its Representatives for any unauthorized disclosure or use of the  Proprietary  Property  without  the  necessity  of  proving  actual monetary  loss or posting any bond.  It is  expressly  understood  that the remedy  described  herein shall not be the exclusive  remedy of ICM for any breach of such  covenants,  and ICM shall be  entitled  to seek such  other relief or remedy,  at law or in equity,  to which it may be  entitled  as a consequence of any breach of such duties or obligations.

     11. The duties and obligations of OWNER under this License  Agreement,  and all provisions  relating to the  enforcement of such duties and obligations shall  survive  and  remain in full force and  effect  notwithstanding  any termination or expiration of the Contract or this License Agreement.

     12. ICM may  terminate  the limited  license  granted to OWNER  herein upon written notice to OWNER if OWNER willfully or wantonly uses the Proprietary
     Property for any purpose, or discloses the Proprietary  Property to anyone, other than permitted herein.  Upon termination of the license,  OWNER shall cease  using  the  Proprietary  Property  for any  purpose  (including  the
     Purpose)  and,  upon  request  by ICM,  shall  promptly  return  to ICM all documents or other materials in OWNER's or its Representatives'  possession that contain  Proprietary  Property in whatever format,  whether written or
     electronic,   including  any  and  all  copies  or   reproductions  of  the
     Proprietary  Property.  OWNER shall permanently delete all such Proprietary
     Property  from its computer  hard drives and any other  electronic  storage medium (including any backup or archive system). OWNER shall deliver to ICM a  written  certificate  which  certifies  that all  electronic  copies  or reproductions of the Proprietary Property have been permanently deleted.

     13. ICM  represents  and warrants that, as of the date first above written,
     ICM has not received  notice of any claim against ICM and/or one or more of its customers  under which a third-party  claims the  Proprietary  Property infringes  any rights  under  patents,  trade  secrets,  copyright or other intellectual  property  rights  of  such  third-party.  ICM  shall  defend, indemnify  and hold  harmless  OWNER  from and  against  any and all claims arising  out of or  resulting  from the  infringement  of any rights  under patents, trade secrets, copyrights or other intellectual property rights in respect to  OWNER's  use of the  Proprietary  Property  for the  Purpose in
     accordance  with this License  Agreement.  ICM shall,  at its sole expense, have the right to defend  against  any such  claim.  OWNER  shall  promptly notify ICM upon  becoming  aware of any such claim.  ICM, in order to avoid any  such  claim,  shall  have  the  right  at its  expense  to  substitute non-infringing  invention,  design, process, product or device or to modify such infringing invention, design, process, product or device so it becomes non-infringing,  or to obtain the necessary  licenses to use the infringing
     invention,   design,   process,   product  or  device  provided  that  such
     substituted  and modified  invention,  design,  process,  product or device shall meet all the  requirements  and be subject to all the  provisions  of this License Agreement.

     14. The laws of the State of Kansas, United States of America, shall govern the validity of the provisions  contained herein,  the construction of such provisions, and the interpretation of the rights and duties of the parties.
     Any legal  action  brought to enforce or construe  the  provisions  of this
     License  Agreement  shall be brought in the federal or state courts located in Kansas,  and the  parties  agree to and hereby  submit to the  exclusive jurisdiction  of such  courts  and  agree  that they  will not  invoke  the doctrine  of forum non  conveniens  or other  similar  defenses in any such action brought in such courts.

                                      -20-

     15.  OWNER  hereby  agrees  to  waive  all  claims  against  ICM and  ICM's
     Representatives  for any  consequential  damages  that may  arise out of or relate to this License Agreement,  the Contract or the Proprietary Property
     whether arising in contract, warranty, tort (including negligence),  strict liability  or  otherwise,  including  but not  limited  to  losses  of use, profits, business, reputation or financing. OWNER agrees that the aggregate amount  OWNER (and anyone  claiming by or through  OWNER) may  collectively recover from ICM (and its Representatives),  * ($*) * OMITTED PURSUANT TO A
     REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN FILED SEPARATELY WITH THE
     SECURITIES AND EXCHANGE COMMISSION.

     16. The terms and  conditions  of this  License  Agreement  constitute  the entire  agreement  between the parties with  respect to the subject  matter
     hereof   and   supersede   any   prior   understandings,    agreements   or
     representations  by or between the  parties,  written or oral.  Any rule of construction to the effect that any ambiguity is to be resolved against the drafting  party  shall  not be  applicable  in the  interpretation  of this
     License Agreement. This License Agreement may not be modified or amended at any time without the written consent of the parties.

     17.  All  notices,   requests,   demands,  reports,   statements  or  other
     communications  (herein referred to collectively as "Notices")  required to be given  hereunder  or  relating  to this  License  Agreement  shall be in writing  and shall be deemed to have  been  duly  given if  transmitted  by personal  delivery or mailed by certified mail,  return receipt  requested, postage  prepaid,  to the address of the party as set forth below. Any such
     Notice  shall be  deemed to be  delivered  and  received  as of the date so delivered,  if  delivered  personally,  or as of  the  third  business  day following  the day sent, if sent by certified  mail.  Any party may, at any time,  designate a different  address to which Notices shall be directed by providing written notice in the manner set forth in this paragraph.

     18. In the event that any of the terms, conditions, covenants or agreements contained in this License  Agreement,  or the  application  of any thereof, shall be held by a court of competent  jurisdiction to be invalid,  illegal or  unenforceable,  such term,  condition,  covenant or agreement  shall be deemed  void ab  initio  and  shall be deemed  severed  from  this  License
     Agreement.  In such event,  and except if such  determination by a court of
     competent  jurisdiction   materially  changes  the  rights,   benefits  and
     obligations  of the parties  under this License  Agreement,  the  remaining provisions of this License Agreement shall remain unchanged  unaffected and unimpaired thereby and, to the extent possible,  such remaining  provisions shall be construed such that the purpose of this License  Agreement and the intent of the parties can be achieved in a lawful manner.

     19.  The  duties and  obligations  herein  contained  shall  bind,  and the benefits  and  advantages  shall inure to, the  respective  successors  and permitted assigns of the parties hereto.

     20.  The waiver by any party  hereto of the  breach of any term,  covenant, agreement or condition herein contained shall not be deemed a waiver of any subsequent  breach of the same or any other term,  covenant,  agreement  or condition  herein,  nor shall any  custom,  practice  or course of dealings arising among the parties hereto in the administration  hereof be construed as a waiver or  diminution  of the right of any party hereto to insist upon the  strict  performance  by  any  other  party  of the  terms,  covenants, agreement and conditions herein contained.

     21. In this License  Agreement,  where  applicable,  (i)  references to the singular  shall  include  the

                                      -21-

     plural and  references to the plural shall  include the singular,  and (ii)
     references to the male,  female, or neuter gender shall include  references to all other such genders where the context so requires.

IN WITNESS WHEREOF, the parties hereto have executed this License Agreement, the
Effective Date of which is indicated on page 1 of this License Agreement.

OWNER:                                       ICM:

                                             ICM, Inc.

By:  /s/ David Denne                         By:  /s/ Dave VanderGriend

Title:  Chairman                             Title:  President/CEO

Date Signed:  9/25/2006                      Date Signed:  9/25/2006

Address for giving notices:                  Address for giving notices:

                                             301 N First Street
                                             Colwich, KS 67030

                                      -22-

*THE  PORTIONS OF THIS  EXHIBIT G WHICH ARE MARKED  WITH AN  ASTERISK  HAVE BEEN
OMITTED  PURSUANT TO A REQUEST FOR  CONFIDENTIAL  TREATMENT WHICH HAS BEEN FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                    Exhibit G
                                       to
                   Agreement Between Owner and Design/Builder
                       On the Basis of a Stipulated Price

ICM Training:

The Contract Price includes a commitment by  DESIGN/BUILDER  to perform  certain training  for certain  personnel  of OWNER at OWNER's  ethanol  plant,  which is located in Council Bluffs, Iowa.

Employee training will be coordinated by operational personnel of DESIGN/BUILDER with the support of  personnel  of OWNER on location at OWNER's  ethanol  plant.
Vendor training will also occur in conjunction with this training.  The specific schedule,  attendees and training detail will be provided as Plant start up date is determined.

Such  personnel of OWNER will have the  opportunity to operate the ethanol plant under the supervision of operators of  DESIGN/BUILDER  . It is anticipated  that personnel  participating  in such  training  will  include  the  plant  manager, laboratory manager and shift supervisors who will work at the Plant for a period of 1-3 weeks.  DESIGN/BUILDER  will not charge any fee to OWNER for this startup training and DESIGN/BUILDER  will provide all training  materials.  Expenses for
OWNER's employees such as travel,  salaries, rooms and meals of the participants will be the responsibility of OWNER.

Training Course Outline
ICM  provides a six week  training  course for all  production  employees of the facility. These six weeks are coordinated as follows:

     1.   Classroom  training.  (first week) Each day of this week begins with a two hour safety topic (i.e.  lock-out tag-out,  confined space, hazard communication,  etc.) to expose the  employees  to safety  precautions applicable  to the  process.  The  remaining  time is dedicated to the chemistry and unit operations used for converting grain to ethanol:
          o    cook (liquefaction of starch to dextrin's)
          o    fermentation (conversion of sugar to ethanol and carbon dioxide)
          o    distillation/evaporation  (separation  of ethanol  from water and corn solids)
          o    centrifugation (concentration of corn solids)
          o    dried distiller's grain dryer systems.
     2.   Employees are sent to an ethanol  facility in operation  (second week)
          each day they receive four hours of  classroom  training  covering the same  topics  as in week  one.  They  also  experience  four  hours of hands-on learning with the facility's operators.  This exposes them to the duties  required  of an  operator  including:  sampling,  computer operations,  key  operating  parameters,  safety  concerns and overall plant operations culture

     3.   Employees are given  specific  vendor  training on topics (third week)
          including but not limited to:

                                      -23-

          o    enzymes
          o    yeast
          o    boiler operations
          o    water treatment
          o    centrifuge operation
          o    pump operation
          o    instrumentation
          o    heat exchangers
          o    cooling tower
          o    grain handling
          o    methanator water treatment.
          o    rolling stock
     ICM  also  provides  a  Process  Hazard  Analysis  review  with  the  plant management team and several  operators.  This is led by an ICM professional engineer.  When no presentations are scheduled,  employees are assigned the task of labeling  tanks,  piping and  equipment in order to increase  their familiarity with equipment location and piping contents.
     4.   Similar as week three. (fourth week)
     5.   Employees return to an operating plant.  (fifth week) This visit, they are  allowed  to  run  the  ethanol  process  while  under  the  plant operator's supervision.
     6.   The ICM start up team is on-site to start water  trials  (sixth  week)
          (this may begin in week five as well).  The  boiler is started up this week or possibly the week prior

         under  supervision of the manufacturer and boiler  inspector.  Water is introduced into the first tank in the process and  transferred  through the piping system in order to test the following:
o        vessel integrity
o        welding quality
o        valve and instrument performance and tuning
o        pump performance
o        vacuum leaks in the distillation system
o        heat exchanger integrity
         Steam is introduced into the cook system and evaporator  system to test for leaks and expansion joint performance.  The cooling tower is filled and circulated as well. Thus, prior to the introduction of grain to the hammer mills,  the entire  process is brought up to flow,  pressure and temperature  using water and steam.  This not only tests the mechanical integrity  of the  workmanship  but also  provides the  employees  with additional experience operating the control system.

          It is recommended plant employees are on the 24 hour coverage schedule to ensure water trials are completed in a timely manner.

In  addition,  for * days  after  Substantial  Completion,  Design/Builder  will provide  up to two (2)  ICM  representatives  on-site  technical  and  operating support.  Design/Builder  will also provide  off-site  support for a period of *
days after Substantial  Completion.  All of the foregoing services will be at no additional cost to OWNER.

* OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL  TREATMENT WHICH HAS BEEN FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                      -24-

                                    Exhibit H
                                       to
                   Agreement Between Owner and Design/Builder
                       On the Basis of a Stipulated Price

INSURANCE

DESIGN/BUILDER'S  Employers'  Liability,   Business  Automobile  Liability,  and
Commercial  General  Liability  policies,  as  required  in  General  Conditions paragraph 5.02 shall be written with at least the following limits of liability:

         1.       Employers' Liability Insurance

                      a.   $1,000,000
                           Bodily Injury by Accident
                           Each Accident

                      b.   $1,000,000
                           Bodily Injury by Disease
                           Policy Limit

                      c.   $1,000,000
                           Bodily Injury by Disease
                           Each Employee

         2.       Business Automobile Liability Insurance

                       a.   $1,000,000
                            Each Accident

         3.       Commercial General Liability Insurance

                       a.   $1,000,000
                            Each Occurrence

                       b.   $2,000,000
                            General Aggregate

                       c.   $2,000,000
                            Products/Completed
                            Operations Aggregate

                       d.   $1,000,000
                            Personal and Advertising
                            Injury Limit

          4.  Liability   Umbrella  policy:   $4,000,000  (in  addition  to  the
     underlying limits).

          5. Professional Errors & Omissions policy. $1,000,000 per policy year.

          6. Worker's Compensation - Statutory Limits.

                                      -25-

                                    Exhibit I
                                       to
                   Agreement Between Owner and Design/Builder
                       On the Basis of a Stipulated Price

Equipment Warranty:

The warranty for Plant  production  rates,  product  quality,  efficiencies  and emissions standards is covered in Exhibit A. This Exhibit I specifically defines
DESIGN/BUILDER's  operating  warranty  for Plant  equipment  inside the  battery limit.

DESIGN/BUILDER  reserves  the right at its own  discretion,  to void any and all warranty if the operation of the Plant and/or its subsystems,  exceeds nameplate capacity by five percent (5%) or more.

DESIGN/BUILDER  is OWNER's  first  point of contact for any claim of warranty by
OWNER against  DESIGN/BUILDER  concerning Plant  equipment,  during the warranty period.

The cost of labor  performed by vendors  other than  DESIGN/BUILDER  to settle a warranty claim situation,  without written permission from DESIGN/BUILDER,  will not be covered under any warranty expressed or implied by DESIGN/BUILDER.

What is furnished under the warranty:

The warranty will furnish  replacement  consumables  and parts covered under the warranty.  Labor  will only be  furnished  by  DESIGN/BUILDER  to  repair  items warranted for workmanship and originally designed and built by DESIGN/BUILDER.

What is covered by the warranty:

Workmanship and materials on all plant equipment  including pumps,  instruments, controls, DCS, switchgear, wiring, conveyors, gearboxes, auger flighting, valves
2" size and above, valve actuators,  tanks,  vessels, air compressors,  boilers, cooling towers,  motors,  couplers,  belts,  sheaves,  chains,  sprockets,  heat exchangers, agitators, centrifuges, fans, blowers, Hvac units, and other related equipment.

Warranty will cover failures of seals for lack of coolant flush during the seven
(7) day performance test described in Exhibit A.

Warranty will cover failure of seals and couplers caused by misalignment  during the seven (7) day performance test described in Exhibit A.

Warranty will cover failure of pump seals caused by product misapplication.

Warranty will cover labor and parts to repair all leakage from pipes, exchangers and valves during the seven (7) day performance test described in Exhibit A.

                                      -26-

What is not covered by the warranty:

Warranty does not cover damage to process equipment of any kind, from,  improper maintenance, improper operation, operator negligence or abuse.

Warranty does not cover catastrophic  failures of the critical path equipment by chain reaction, from improper operation,  abuse or neglect of other equipment or procedures in the process  equipment  critical path and/or acts of God,  whether upstream or downstream.

Warranty  does not cover  damage  caused by customer  modification  of equipment included in the warranty  list during the warranty  period,  without the written consent of DESIGN/BUILDER.

Warranty does not cover pipe gaskets,  sight  glasses,  valves under 2" in size, door  knobs,  walk in doors  and  closers,  pipe and  border  painting,  man-way gaskets, countertops and window glasses after the seven (7) day performance test described in Exhibit A.

Warranty does not cover pump seals,  pump motors and bearings that fail for lack of coolant flush after the seven (7) day  performance  test described in Exhibit
A.

Warranty  does not  cover  pump  seals  or  couplers  after  the  seven  (7) day performance test described in Exhibit A that fail from misalignment.

Warranty  will not cover failure of any size valve when failure is determined to be a result of owner welding on or near the valve.

Warranty will not cover  failure of any  equipment due to improper  grounding of welding equipment.

Warranty  will not cover any  equipment  damaged  by  lightning  strikes,  power surges, power outages or poor quality power from the electricity supplier.

Warranty will not cover leaking plate and frame  exchangers  after the seven (7)
day performance test described in Exhibit A.

Procedure for warranty claim:

DESIGN/BUILDER  does not expect  OWNER to remain out of service  with  equipment that has failed  during the warranty  period while trying to settle the warranty claim. Whether covered by warranty or not the plant must operate.

Consumable  items such as  motors,  gearboxes,  seals,  switchgear  and  similar equipment should be replaced and the damaged unit returned to  DESIGN/BUILDER or made available for  inspection by  DESIGN/BUILDER.  DESIGN/BUILDER  reserves the right to return the item to the  manufacturer  for evaluation  before settling a warranty issue.

Failure to return or produce for  inspection the damaged parts or equipment will void any warranty expressed or implied.

                                      -27-

     1.   The first  step by OWNER to  satisfy a  warranty  question  is to call
          DESIGN/BUILDER's  project  manager (or the  delegated  alternate)  and notify that person of the claim. Provide the following information:
          A.   Item nomenclature
          B.   Equipment or part number
          C.   Description of failure
          D.   Corrective action taken
          E.   Location and disposition of failed item

     2.   Fill out the electronic form provided by  DESIGN/BUILDER  and send the form by mail or email to the Project manager or his designate.
     3.   Project manager or delegate will respond within one (1) working day to acknowledge the claim and  documentation,  by phone and follow up with email.
     4.   Determination  of settlement  will be made in forty-five  (45) days or less by  DESIGN/BUILDER.  If conflict  arises  from the  determination between OWNER and DESIGN/BUILDER, such conflict will be resolved under the  dispute  resolution  procedure  set  forth in  Article  15 of the
          General Conditions.

Warranty Period:

The warranty  period is the twelve (12) month period  commencing  on the date of
Substantial  Completion  and  ending on the date  that is 12 months  immediately thereafter.  In order for OWNER to make a warranty claim the deficiency  must be discovered,  and OWNER must notify  DESIGN/BUILDER in writing of such deficiency within this warranty period.

                                      -28-

*THE  PORTIONS OF THIS  EXHIBIT L WHICH ARE MARKED  WITH AN  ASTERISK  HAVE BEEN
OMITTED  PURSUANT TO A REQUEST FOR  CONFIDENTIAL  TREATMENT WHICH HAS BEEN FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT L

                                                                                                                           Exhibit L

APPLICATION AND CERTIFICATE FOR PAYMENT              AIA DOCUMENT G702                                             PAGE 1 of 7 PAGES
------------------------------------------------------------------------------------------------------------------------------------
TO OWNER:  Southwest Iowa Renewable Energy, LLC    ICM Project Nol. G150          APPLICATION NO.:             Distribution to:
                                                   110 MMGY                             PERIOD TO:      Exhibit J---------OWNER
                                                   Ethanol Production Facility       PROJECT NOS.:           G150
                                                                                 APPLICATION DATE:      Exhibit J---------CONTRACTOR
                                                                                 CONTRACT DATE:         Exhibit J
FROM CONTRACTOR:    ICM                                VIA ENGINEER          ICM, Inc.
                    310 N. First Street                                      P.o. Box 397
                    Colwich, KS 67030                                        Colwich, KS 67030

CONTRACT FOR:                        Ethanol Plant Engineering/Procurement/Construction
------------------------------------------------------------------------------------------------------------------------------------
CONTRACTOR'S  APPLICATION FOR PAYMENT                           The undersigned Contractor certifies that to the best of the
Application is made for payment, as shown below in              Contractor's knowledge, information and belief the Work covered by
connection with the contract.  Continuation Sheet,              this Application for Payment has been completed in accordance with
AIA, Document G703, is attached.                                the Contract Documents, that all amounts have been paid by the
                                                                Contractor for Work for which previous Certificates for Payment were
1.  ORIGINAL CONTRACT SUM.............   $--------------        issued and payments received from the Owner, and that current payment
2.  Net Change by Change Orders.......   ---------------        shown herein is now due.
3.  Contract sum to date (Line 1+2)...   $--------------
4.  TOTAL COMPLETED & STORED TO DATE..   $--------------        CONTRACTOR
    (Column G on G703)
5.  RETAINAGE:                                                  BY:----------------------------------- Date:------------------------
    A. --% of Completed Work $--------                                    State of:
    Total Retainage (Line 5a + 5b or                                     County of:
      Total in Column 1 of G703                                 Subscribed and sworn to before
6.  TOTAL EARNED LESS RETAINAGE.......   $--------------        Me this                day of
    (Line 4 less Line 5 Total)                                  Notary Public:
7.  CREDIT TO DOWNPAYMENT.............   $--------------        My Commission expires:
    -% of each progress payment                                 --------------------------------------------------------------------
7a. REMAINING DOWN PAYMENT CREDIT        $--------------
8.  TOTAL EARNED LESS RETAINAGE.......   ---------------        CERTIFICATE FOR PAYMENT
    & CREDIT TO DOWNPAYMENT
9.  LESS PREVIOUS CERTIFICATES FOR                              --------------------------------------------------------------------
    PAYMENT
    (Line 8 from prior Certificate)       ---------------       In accordance with the Contract Documents, based on on-site
10. CURRENT PAYMENT DUE...............    ---------------       observations and the data comprising this application, the Architect
11. BALANCE TO FINISH, INCLUDING                                certifies to Owner that to the best of the Architect's knowledge,
    RETAINAGE                             ---------------       information and belief the Work has progressed as indicated, the
                $---------------------                          quality of the Work is in accordance with the Contract Documents, and the Contractor is entitled to payment of the AMOUNT CERTIFIED.
---------------------------------------------------------------
CHANGE ORDER SUMMARY      ADDITIONS            DEDUCTIONS       AMOUNT CERTIFIED........................ $--------------------------
---------------------------------------------------------------(Attached explanation if amount certified differs from the amount applied for.  Initial all figures on this Application and on the
--------------------------------------------------------------- Continuation Sheet that are changed to conform to the amount certified.)
--------------------------------------------------------------- ARCHITECT:
                                                                By:----------------------------------- Date:------------------------
--------------------------------------------------------------- This certificate is not negotiable. The AMOUNT CERTIFIED is payable only to the Contractor named herein.  Issuance, payment and
--------------------------------------------------------------- acceptance of payment are without prejudice to any rights of the
                                                                Owner or Contractor under this Contract.
---------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

*PORTIONS  OF  THIS  EXHIBIT  HAVE  BEEN  OMITTED  PURSUANT  TO  A  REQUEST  FOR
CONFIDENTIAL  TREATMENT WHICH HAS BEEN FILED  SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION.

------- ----------------------- ----------- -------------- ------------- ------ ----- ------ ----- ------ ----- ------ ------- ------ ------- ----- ------ ------ ----- ------ ----- ------
ID      Task Name               *           *              *             *      *     *      *     *      *     *      *       *      *       *     *      *      *     *      *     *
------- ----------------------- ----------- -------------- ------------- ------ ----- ------ ----- ------ ----- ------ ------- ------ ------- ----- ------ ------ ----- ------ ----- ------
1       Concrete                *           *              *
------- ----------------------- ----------- -------------- ------------- ------ ----- ------ ----- ------ ----- ------ ------- ------ ------- ----- ------ ------ ----- ------ ----- ------
2       Steel Erection          *           *              *
------- ----------------------- ----------- -------------- ------------- ------ ----- ------ ----- ------ ----- ------ ------- ------ ------- ----- ------ ------ ----- ------ ----- ------
3       Equipment Installation  *           *              *
------- ----------------------- ----------- -------------- ------------- ------ ----- ------ ----- ------ ----- ------ ------- ------ ------- ----- ------ ------ ----- ------ ----- ------
4       Piping Installation     *           *              *
------- ----------------------- ----------- -------------- ------------- ------ ----- ------ ----- ------ ----- ------ ------- ------ ------- ----- ------ ------ ----- ------ ----- ------
5       Insulation              *           *              *
------- ----------------------- ----------- -------------- ------------- ------ ----- ------ ----- ------ ----- ------ ------- ------ ------- ----- ------ ------ ----- ------ ----- ------
6       Painting                *           *              *
------- ----------------------- ----------- -------------- ------------- ------ ----- ------ ----- ------ ----- ------ ------- ------ ------- ----- ------ ------ ----- ------ ----- ------
7       Training                *           *              *
------- ----------------------- ----------- -------------- ------------- ------ ----- ------ ----- ------ ----- ------ ------- ------ ------- ----- ------ ------ ----- ------ ----- ------
8       Startup                 *           *              *
------- ----------------------- ----------- -------------- ------------- ------ ----- ------ ----- ------ ----- ------ ------- ------ ------- ----- ------ ------ ----- ------ ----- ------
9       Grind                   *           *              *
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
------------------------------- ------------------------- ------------------------- ------------------------- ------------------------- ------------------------- -------------------------
                                Task                                                Rolled Up Task                                      External Tasks
Project G150 SIRE Schedule
Date:  *
Exhibit K
------------------------------- ------------------------- ------------------------- ------------------------- ------------------------- ------------------------- -------------------------

------------------------------- ------------------------- ------------------------- ------------------------- ------------------------- ------------------------- -------------------------
                                Progress                                            Rolled Up Milestone                                 Project Summary
------------------------------- ------------------------- ------------------------- ------------------------- ------------------------- ------------------------- -------------------------
                                                                                                                                                                  ~/                ~/
------------------------------- ------------------------- ------------------------- ------------------------- ------------------------- ------------------------- -------------------------
                                Milestone                 ?                         Rolled Up Progress                                  Group By Summary
------------------------------- ------------------------- ------------------------- ------------------------- ------------------------- ------------------------- -------------------------

------------------------------- ------------------------- ------------------------- ------------------------- ------------------------- ------------------------- -------------------------
                                Summary                                             Split                                               Deadline                  ~/
------------------------------- ------------------------- ------------------------- ------------------------- ------------------------- ------------------------- -------------------------
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
                                     Page 1
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
* OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL  TREATMENT WHICH HAS BEEN FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

*PORTIONS  OF  THIS  EXHIBIT  HAVE  BEEN  OMITTED  PURSUANT  TO  A  REQUEST  FOR
CONFIDENTIAL  TREATMENT WHICH HAS BEEN FILED  SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION.
---------------------------------------- -------------- ---------- ------------- --------------- -------------- --------------------------- ------------ --------------- ------------------
CONTINUATION SHEET                                                                                              AIA DOCUMENT G703                                        PAGE 6 OF 7 PAGES
------------------------------------------------------- ---------- ------------- --------------- -------------- -------------- ------------------------- --------------- ------------------
AIA Document G702, APPLICATION AND CERTIFICATE FOR                                                                                     APPLICATION NO.:    Exhibit L
PAYMENT
------------------------------------------------------- ---------- ------------- --------------- -------------- -------------- ------------------------- --------------- ------------------
Containing Contractor's signed Certification, is                                                                                      APPLICATION DATE:
attached.
------------------------------------------------------- ---------- ------------- --------------- -------------- -------------- ------------------------- --------------- ------------------
In Tabulations below, amounts are stated to the                                                                                              PERIOD TO:
nearest dollar.
------------------------------------------------------- ---------- ------------- --------------- -------------- -------------- ------------------------- --------------- ------------------
Use Column 1 on Contracts where variable retainage ARCHITECT'S PROJECT NO.: G150 for the line items may apply.
--------- -------------------------------- ------------ ---------- ------------- --------------- -------------- -------------- -------------- ---------- --------------- ------------------

--------- -------------------------------- ------------ ---------- ------------- --------------- -------------- -------------- ------------------------- --------------- ------------------
   A                     B                                              C              D               E              F                   G                    H                 I
--------- -------------------------------- ------------ ---------- ------------- --------------- -------------- -------------- ------------------------- --------------- ------------------
                                                                                        WORK COMPLETED            MATERIALS        TOTAL
--------- -------------------------------- ------------ ---------- ------------- ------------------------------ -------------- -------------- ---------- --------------- ------------------
                                                                                      FROM                        PRESENTLY      COMPLETED                  BALANCE          RETAINAGE
--------- -------------------------------- ------------ ---------- ------------- --------------- -------------- -------------- -------------- ---------- --------------- ------------------
  ITEM                                      SCHEDULED               SCHEDULED       PREVIOUS                       STORED       AND STORED        *            TO          (IF VARIABLE
--------- -------------------------------- ------------ ---------- ------------- --------------- -------------- -------------- -------------- ---------- --------------- ------------------
  NO.     DESCRIPTION OF WORK                AMOUNT     IN PLACE      VALUE       APPLICATION     THIS PERIOD      (NOT IN        TO DATE       (G/C)        FINISH            RATE)
--------- -------------------------------- ------------ ---------- ------------- --------------- -------------- -------------- -------------- ---------- --------------- ------------------

--------- -------------------------------- ------------ ---------- ------------- --------------- -------------- -------------- -------------- ---------- --------------- ------------------
11        ELECTRICAL                                                    *                                             *              *            *            *                 *
--------- -------------------------------- ------------ ---------- ------------- --------------- -------------- -------------- -------------- ---------- --------------- ------------------
          Electrical Equipment &                *                       *                                             *              *            *            *                 *
          Materials
--------- -------------------------------- ------------ ---------- ------------- --------------- -------------- -------------- -------------- ---------- --------------- ------------------
11.1      Switchgear/MCC's                      *                       *                                             *              *            *            *                 *
          Purchase/Issue PO *
--------- -------------------------------- ------------ ---------- ------------- --------------- -------------- -------------- -------------- ---------- --------------- ------------------
11.2      Switchgear/MMC's Vendor               *                       *                                             *              *            *            *                 *
          Drawings *
--------- -------------------------------- ------------ ---------- ------------- --------------- -------------- -------------- -------------- ---------- --------------- ------------------
11.3      Switchgear/MMC's One Site *           *                       *                                             *              *            *            *                 *
--------- -------------------------------- ------------ ---------- ------------- --------------- -------------- -------------- -------------- ---------- --------------- ------------------
11.4      Electrical Wire/Cable                 *                       *                                             *              *            *            *                 *
          Purchase/Issue PO *
--------- -------------------------------- ------------ ---------- ------------- --------------- -------------- -------------- -------------- ---------- --------------- ------------------
11.5      Electrical Wire/Cable On Site *       *                       *                                             *              *            *            *                 *
--------- -------------------------------- ------------ ---------- ------------- --------------- -------------- -------------- -------------- ---------- --------------- ------------------
11.6      DCS Purchase/Issue PO *               *                       *                                             *              *            *            *                 *
--------- -------------------------------- ------------ ---------- ------------- --------------- -------------- -------------- -------------- ---------- --------------- ------------------
11.7      DCS Vendor Drawings *                 *                       *                                             *              *            *            *                 *
--------- -------------------------------- ------------ ---------- ------------- --------------- -------------- -------------- -------------- ---------- --------------- ------------------
11.8      DCS On Site *                         *                       *                                             *              *            *            *                 *
--------- -------------------------------- ------------ ---------- ------------- --------------- -------------- -------------- -------------- ---------- --------------- ------------------
11.9      Instrument Cable                      *                       *                                             *              *            *            *                 *
          Purchase/Issue PO *
--------- -------------------------------- ------------ ---------- ------------- --------------- -------------- -------------- -------------- ---------- --------------- ------------------
11.10     Instrument Cable On Site *            *                       *                                             *              *            *            *                 *
--------- -------------------------------- ------------ ---------- ------------- --------------- -------------- -------------- -------------- ---------- --------------- ------------------
11.11     Cable Trays Purchase/Issue PO *       *                       *                                             *              *            *            *                 *
--------- -------------------------------- ------------ ---------- ------------- --------------- -------------- -------------- -------------- ---------- --------------- ------------------
11.12     Cable Trays On Site *                 *                       *                                             *              *            *            *                 *
--------- -------------------------------- ------------ ---------- ------------- --------------- -------------- -------------- -------------- ---------- --------------- ------------------
11.13     Lighting Fixtures                     *                       *                                             *              *            *            *                 *
          Purchase/Issue PO *
--------- -------------------------------- ------------ ---------- ------------- --------------- -------------- -------------- -------------- ---------- --------------- ------------------
11.14     Lighting Fixtures On Site *           *                       *                                             *              *            *            *                 *
--------- -------------------------------- ------------ ---------- ------------- --------------- -------------- -------------- -------------- ---------- --------------- ------------------
11.15     Instruments & J Boxes                 *                       *                                             *              *            *            *                 *
          Purchase/Issue PO *
--------- -------------------------------- ------------ ---------- ------------- --------------- -------------- -------------- -------------- ---------- --------------- ------------------
11.16     Instruments & J Boxes On Site *       *                       *                                             *              *            *            *                 *
--------- -------------------------------- ------------ ---------- ------------- --------------- -------------- -------------- -------------- ---------- --------------- ------------------
11.17     Order Conduit *                       *                       *                                             *              *            *            *                 *
--------- -------------------------------- ------------ ---------- ------------- --------------- -------------- -------------- -------------- ---------- --------------- ------------------
11.18     Conduit Onsite *                      *                       *                                             *              *            *            *                 *
--------- -------------------------------- ------------ ---------- ------------- --------------- -------------- -------------- -------------- ---------- --------------- ------------------
11.19     Order Heat Trade *                    *                       *                                             *              *            *            *                 *
--------- -------------------------------- ------------ ---------- ------------- --------------- -------------- -------------- -------------- ---------- --------------- ------------------
11.20     Heat Trace Onsite *                   *                       *                                             *              *            *            *                 *
--------- -------------------------------- ------------ ---------- ------------- --------------- -------------- -------------- -------------- ---------- --------------- ------------------
          Primary distribution                                          *                                                                                      *
--------- -------------------------------- ------------ ---------- ------------- --------------- -------------- -------------- -------------- ---------- --------------- ------------------
          Secondary Distribution                                        *                                                                                      *
--------- -------------------------------- ------------ ---------- ------------- --------------- -------------- -------------- -------------- ---------- --------------- ------------------
11.21     Electrical Wire/Cable                 *                       *                                             *              *            *            *                 *
          Installation
--------- -------------------------------- ------------ ---------- ------------- --------------- -------------- -------------- -------------- ---------- --------------- ------------------
11.22     Switchgear/MMC's Set                  *                       *                                             *              *            *            *                 *
--------- -------------------------------- ------------ ---------- ------------- --------------- -------------- -------------- -------------- ---------- --------------- ------------------
11.23     Secondary transformers/panels         *                       *                                             *              *            *            *                 *
          Set
--------- -------------------------------- ------------ ---------- ------------- --------------- -------------- -------------- -------------- ---------- --------------- ------------------
11.24     Terminations                          *                       *                                             *              *            *            *                 *
--------- -------------------------------- ------------ ---------- ------------- --------------- -------------- -------------- -------------- ---------- --------------- ------------------
11.25     Energized                             *                       *                                             *              *            *            *                 *
--------- -------------------------------- ------------ ---------- ------------- --------------- -------------- -------------- -------------- ---------- --------------- ------------------
11.26     Cable Tray                            *                       *                                             *              *            *            *                 *
--------- -------------------------------- ------------ ---------- ------------- --------------- -------------- -------------- -------------- ---------- --------------- ------------------
          Motors                                                        *                                                                                      *
--------- -------------------------------- ------------ ---------- ------------- --------------- -------------- -------------- -------------- ---------- --------------- ------------------
11.27     Cable Installation                    *                       *                                             *              *            *            *                 *
--------- -------------------------------- ------------ ---------- ------------- --------------- -------------- -------------- -------------- ---------- --------------- ------------------
11.28     Terminations                          *                       *                                             *              *            *            *                 *
--------- -------------------------------- ------------ ---------- ------------- --------------- -------------- -------------- -------------- ---------- --------------- ------------------
11.29     Energized (checked and bumped)        *                       *                                             *              *            *            *                 *
--------- -------------------------------- ------------ ---------- ------------- --------------- -------------- -------------- -------------- ---------- --------------- ------------------
          Lighting                                                      *                                                                                      *
--------- -------------------------------- ------------ ---------- ------------- --------------- -------------- -------------- -------------- ---------- --------------- ------------------
11.30     Fixtures Installation                 *                       *                                             *              *            *            *                 *
--------- -------------------------------- ------------ ---------- ------------- --------------- -------------- -------------- -------------- ---------- --------------- ------------------
11.31     Energized (completed)                 *                       *                                             *              *            *            *                 *
--------- -------------------------------- ------------ ---------- ------------- --------------- -------------- -------------- -------------- ---------- --------------- ------------------
* OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL  TREATMENT WHICH HAS BEEN FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

---------------------------------------- -------------- ---------- ------------- --------------- -------------- --------------------------- ------------ --------------- ------------------
CONTINUATION SHEET                                                                                              AIA DOCUMENT G703                                        PAGE 7 OF 7 PAGES
------------------------------------------------------- ---------- ------------- --------------- -------------- -------------- ------------------------- --------------- ------------------
AIA Document G702, APPLICATION AND CERTIFICATE FOR                                                                                     APPLICATION NO.:
PAYMENT
------------------------------------------------------- ---------- ------------- --------------- -------------- -------------- ------------------------- --------------- ------------------
Containing Contractor's signed Certification, is                                                                                      APPLICATION DATE:    Exhibit L
attached.
------------------------------------------------------- ---------- ------------- --------------- -------------- -------------- ------------------------- --------------- ------------------
In Tabulations below, amounts are stated to the                                                                                              PERIOD TO:
nearest dollar.
------------------------------------------------------- ---------- ------------- --------------- -------------- -------------- ------------------------- --------------- ------------------
Use Column 1 on Contracts where variable retainage ARCHITECT'S PROJECT NO.: G150 for the line items may apply.
--------- -------------------------------- ------------ ---------- ------------- --------------- -------------- -------------- -------------- ---------- --------------- ------------------

--------- -------------------------------- ------------ ---------- ------------- --------------- -------------- -------------- -------------- ---------- --------------- ------------------
   A                     B                                              C              D               E              F                   G                    H                 I
--------- -------------------------------- ------------ ---------- ------------- --------------- -------------- -------------- ------------------------- --------------- ------------------
                                                                                        WORK COMPLETED            MATERIALS        TOTAL
--------- -------------------------------- ------------ ---------- ------------- ------------------------------ -------------- -------------- ---------- --------------- ------------------
                                                                                      FROM                        PRESENTLY      COMPLETED                  BALANCE          RETAINAGE
--------- -------------------------------- ------------ ---------- ------------- --------------- -------------- -------------- -------------- ---------- --------------- ------------------
  ITEM                                      SCHEDULED               SCHEDULED       PREVIOUS                       STORED       AND STORED        *            TO          (IF VARIABLE
--------- -------------------------------- ------------ ---------- ------------- --------------- -------------- -------------- -------------- ---------- --------------- ------------------
  NO.     DESCRIPTION OF WORK                AMOUNT     IN PLACE      VALUE       APPLICATION     THIS PERIOD      (NOT IN        TO DATE       (G/C)        FINISH            RATE)
--------- -------------------------------- ------------ ---------- ------------- --------------- -------------- -------------- -------------- ---------- --------------- ------------------
                                                                                    (D + E)                        D OR E)      (D + E + F)                 (C - G)
--------- -------------------------------- ------------ ---------- ------------- --------------- -------------- -------------- -------------- ---------- --------------- ------------------
          Instrumentation                                               *                                                                                      *
--------- -------------------------------- ------------ ---------- ------------- --------------- -------------- -------------- -------------- ---------- --------------- ------------------
11.32     DCS panels Set *                      *                       *                                             *              *            *            *                 *
--------- -------------------------------- ------------ ---------- ------------- --------------- -------------- -------------- -------------- ---------- --------------- ------------------
11.33     Instruments Installation              *                       *                                             *              *            *            *                 *
--------- -------------------------------- ------------ ---------- ------------- --------------- -------------- -------------- -------------- ---------- --------------- ------------------
11.34     Cable Installation                    *                       *                                             *              *            *            *                 *
--------- -------------------------------- ------------ ---------- ------------- --------------- -------------- -------------- -------------- ---------- --------------- ------------------
11.35     Jboxes Installation                   *                       *                                             *              *            *            *                 *
--------- -------------------------------- ------------ ---------- ------------- --------------- -------------- -------------- -------------- ---------- --------------- ------------------
11.36     Jboxes Wiring/terminations            *                       *                                             *              *            *            *                 *
--------- -------------------------------- ------------ ---------- ------------- --------------- -------------- -------------- -------------- ---------- --------------- ------------------
11.37     Terminations                          *                       *                                             *              *            *            *                 *
--------- -------------------------------- ------------ ---------- ------------- --------------- -------------- -------------- -------------- ---------- --------------- ------------------
11.38     Loop check complete                   *                       *                                             *              *            *            *                 *
--------- -------------------------------- ------------ ---------- ------------- --------------- -------------- -------------- -------------- ---------- --------------- ------------------
11.39     Programming                           *                       *                                             *              *            *            *                 *
--------- -------------------------------- ------------ ---------- ------------- --------------- -------------- -------------- -------------- ---------- --------------- ------------------
          Misc.                                                         *                                             *              *            *            *                 *
--------- -------------------------------- ------------ ---------- ------------- --------------- -------------- -------------- -------------- ---------- --------------- ------------------
11.40     Outlets/receptacles                   *                       *                                             *              *            *            *                 *
--------- -------------------------------- ------------ ---------- ------------- --------------- -------------- -------------- -------------- ---------- --------------- ------------------
11.41     HVAC                                  *                       *                                             *              *            *            *                 *
--------- -------------------------------- ------------ ---------- ------------- --------------- -------------- -------------- -------------- ---------- --------------- ------------------
11.42     Grounding                             *                       *                                             *              *            *            *                 *
--------- -------------------------------- ------------ ---------- ------------- --------------- -------------- -------------- -------------- ---------- --------------- ------------------
11.43     Heat Trace Installation               *                       *                                             *              *            *            *                 *
--------- -------------------------------- ------------ ---------- ------------- --------------- -------------- -------------- -------------- ---------- --------------- ------------------
                                                                                                                                                               *
--------- -------------------------------- ------------ ---------- ------------- --------------- -------------- -------------- -------------- ---------- --------------- ------------------
12.01     Issue P.O. For DDG Loadout                                    *                                             *              *            *            *                 *
--------- -------------------------------- ------------ ---------- ------------- --------------- -------------- -------------- -------------- ---------- --------------- ------------------
12.02     DDG Building Foundation                                       *                                             *              *            *            *                 *
          Installed
--------- -------------------------------- ------------ ---------- ------------- --------------- -------------- -------------- -------------- ---------- --------------- ------------------
12.03     DDG Building Constructed                                      *                                             *              *            *            *                 *
--------- -------------------------------- ------------ ---------- ------------- --------------- -------------- -------------- -------------- ---------- --------------- ------------------
12.04     Rail Loadout Building                                         *                                             *              *            *            *                 *
          Foundation
--------- -------------------------------- ------------ ---------- ------------- --------------- -------------- -------------- -------------- ---------- --------------- ------------------
12.05     Rail Loadout Building                                         *                                             *              *            *            *                 *
          Constructed
--------- -------------------------------- ------------ ---------- ------------- --------------- -------------- -------------- -------------- ---------- --------------- ------------------
12.06     DDG Loadout Equipment Installed                               *                                             *              *            *            *                 *
--------- -------------------------------- ------------ ---------- ------------- --------------- -------------- -------------- -------------- ---------- --------------- ------------------

--------- -------------------------------- ------------ ---------- ------------- --------------- -------------- -------------- -------------- ---------- --------------- ------------------

--------- -------------------------------- ------------ ---------- ------------- --------------- -------------- -------------- -------------- ---------- --------------- ------------------
13        Change Orders                                                 *                                                                                      *
--------- -------------------------------- ------------ ---------- ------------- --------------- -------------- -------------- -------------- ---------- --------------- ------------------

--------- -------------------------------- ------------ ---------- ------------- --------------- -------------- -------------- -------------- ---------- --------------- ------------------

--------- -------------------------------- ------------ ---------- ------------- --------------- -------------- -------------- -------------- ---------- --------------- ------------------

--------- -------------------------------- ------------ ---------- ------------- --------------- -------------- -------------- -------------- ---------- --------------- ------------------
          TOTALS                                                        *              *               *              *              *                         *                 *
--------- -------------------------------- ------------ ---------- ------------- --------------- -------------- -------------- -------------- ---------- --------------- ------------------
* OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL  TREATMENT WHICH HAS BEEN FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

*THE  PORTIONS OF THIS  EXHIBIT M WHICH ARE MARKED  WITH AN  ASTERISK  HAVE BEEN
OMITTED  PURSUANT TO A REQUEST FOR  CONFIDENTIAL  TREATMENT WHICH HAS BEEN FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                    Exhibit M
                                       to
                   Agreement Between Owner and Design/Builder

                       On the Basis of a Stipulated Price

                           [Form of Notice to Proceed]

                                  (Plant Name)

(Date)

(Project Manager Name)
ICM, INC.
310 N. First Street
Colwich, KS 67030
(Phone Number)

Re: Notice to Proceed

Dear (Project Manager):

This letter will serve as authorization and Notice to Proceed for ICM, Inc. with regards  to the  construction  of (Plant  Name) LLC  ethanol  plant in (City and
State) in accordance  with the  Design/Build  contract  dated  (Insert  Contract
Date), in place with ICM, INC.

Pursuant to Article 2.01A of the Agreement, the project will be completed within
(Number of  Calendar  days in  contract)  days after the date when the  Contract
Times  commence  to run as set forth in  subparagraph  1.01A.10  of the  General
Conditions.  Contract  time will  commence  at such time when Owner  delivers to
Design/Builder the Notice to Proceed,  signed Contract Documents,  Down Payment, air permit for the project, all necessary  underground  utilities are installed, all fill  material is placed,  and a level,  buildable  site is delivered to the
Design/Builder as required in Exhibit E of the Contract.

Signature: ___________________
Printed Name: _________________
Its:

                                      -30-

(Company Name)
(Date)

GENERAL CONDITIONS OF THE
                                CONTRACT BETWEEN
                            OWNER AND DESIGN/BUILDER

ARTICLE 1--DEFINITIONS

1.01     Defined Terms

    A.  Wherever  used in these  General  Conditions  or in the  other  Contract
    Documents  the  following  terms  have  the  meanings  indicated  which  are applicable to both the singular and plural thereof:

    1. Agreement--The Agreement Between Owner and Design/Builder on the Basis of
    a  Stipulated  Price  covering  the  Work.  Other  Contract   Documents  are
    incorporated into the Agreement and made a part thereof as provided therein.

    2.  Application  for  Payment--The  form that is  substantially  similar  to
    Exhibit J which is to be used by  DESIGN/BUILDER  in requesting  progress or
    final  payments  and  which  is  to  be   accompanied  by  such   supporting
    documentation as is required by the Contract Documents.

    3. Asbestos--Any  material that contains more than one percent (1%) asbestos and is friable or is releasing  asbestos  fibers into the air above  current action  levels  established  by the United  States  Occupational  Safety and
    Health Administration.

    4. Bond--Performance or payment bond or other instrument of security.

    5. Change Order--A written order which is signed by DESIGN/BUILDER and OWNER which  authorizes  an  addition,  deletion or  revision  in the Work,  or an adjustment in the Contract Price or the Contract  Times,  issued on or after the Effective Date of the Agreement.

    6.  Construction--The  performing or furnishing of labor, the furnishing and incorporating of materials and equipment into the Work and the furnishing of services  (other than Design  Professional  Services) and documents,  all as required by the Contract Documents.  Construction includes the materials and equipment incorporated into the Project.

    7. Construction Subagreement--A written agreement between DESIGN/BUILDER and a construction contractor for provision of Construction.

    8. Contract  Documents--The  Agreement and related  exhibits,  the Notice to
    Proceed,  these  General  Conditions,  the  Specifications  and the Drawings
    together with all Change Orders, and Written Amendments,  issued on or after the Effective Date of the Agreement.

    9.  Contract  Price--The  moneys  payable  by  OWNER to  DESIGN/BUILDER  for completion of the Work in accordance with the Contract Documents.

    10. Contract  Times--The number of days or the dates stated in the Agreement
    (i) to achieve Substantial Completion, and (ii) to complete the Work so that it is ready for final payment in accordance with paragraph 13.08.

                                      -32-

    11.  defective--An  adjective  which when  modifying  the term  Construction refers to Construction that is unsatisfactory,  faulty or deficient, in that it does  not  conform  to the  Contract  Documents,  or does  not  meet  the requirements  of  any  inspection,  reference  standard,  test  or  approval referred to in the Contract Documents,  or has been damaged prior to OWNER's final payment.

    12. DESIGN/BUILDER--ICM, Inc., a Kansas corporation.

    13. Design  Subagreement--A  written agreement between  DESIGN/BUILDER and a design professional for provision of Design Professional Services.

    14.  Design  Professional  Services--Services  provided  by or for  licensed design  professionals  during  Construction,  or  operational  phases of the
    Project,  including the development of drawings,  Specifications,  and other design  submittals  specified by the Contract  Documents  and required to be performed by licensed design professionals.

    15.  Drawings--Those  portions of the Contract  Documents prepared by or for
    DESIGN/BUILDER  and  approved by OWNER  consisting  of  drawings,  diagrams, illustrations,  schedules and other data which show the scope,  extent,  and character of the Work.

    16. Effective Date of the Agreement--The  date indicated in the Agreement on which it becomes  effective,  but if no such date is  indicated it means the date on which the  Agreement is signed and  delivered by the last of the two parties to sign and deliver.

    17.   Engineer--A   duly  licensed   individual  or  entity   designated  by
    DESIGN/BUILDER to perform or furnish specified Design Professional  Services in connection with the Work.

    18.  Hazardous  Condition--The  presence at the Site of Asbestos,  Hazardous
    Waste, PCB's, Petroleum Products or Radioactive Materials in such quantities or circumstances that there is a danger to persons or property.

    19.  Hazardous  Waste--The  term  Hazardous  Waste  shall  have the  meaning provided  in Section  1004 of the Solid Waste  Disposal  Act (42 USC Section
    6903).

    20. Laws and Regulations;  Laws or Regulations--Any and all applicable laws, rules,  regulations,  ordinances,  codes, permits, and orders of any and all governmental bodies, agencies, authorities and courts having jurisdiction.

    21. Liens--Charges, security interests or encumbrances upon real property or personal property.

    22. Notice to  Proceed--A  written  notice given by OWNER to  DESIGN/BUILDER fixing  the  date on  which  the  Contract  Times  will  commence  to run in accordance with paragraph 2.01.

    23.  OWNER--The  public body, or  authority,  individual or entity with whom
    DESIGN/BUILDER has entered into the Agreement and for whom the Work is to be provided.

    24. PCBs--Polychlorinated biphenyls.

    25. Petroleum--Petroleum,  including crude oil or any fraction thereof which is liquid at standard  conditions  of  temperature  and pressure (60 degrees
    Fahrenheit  and  14.7  pounds  per  square  inch

                                      -33-

     absolute),  such as oil,  petroleum,  fuel oil,  oil  sludge,  oil  refuse, gasoline, kerosene, and oil mixed with other non-Hazardous Wastes and crude oils.

    26. Project--The Construction to be provided under the Contract Documents as provided in paragraph 1.01 of the Agreement.

    27. Punch List Items-- The  miscellaneous  items in the scope of the Project that are not required for the Project to be  operational  and that remain to be completed by DESIGN/BUILDER after Substantial Completion and before Final
    Completion.

    28. Radioactive Material--Source,  special nuclear, or byproduct material as defined by the Atomic  Energy Act of 1954 (42 USC  Section  2011 et seq.) as
    amended from time to time.

    29. Schedule of Values--A  schedule  prepared by  DESIGN/BUILDER  indicating that  portion of the Contract  Price to be paid for each major  component of the Work.

    30. Site--Lands or other areas designated in the Contract Documents as being furnished by OWNER for the  performance  of the  Construction,  storage,  or access.

    31. Specifications--Those  portions of the Contract Documents prepared by or for  DESIGN/BUILDER  and approved by OWNER  consisting of written  technical descriptions of materials,  equipment,  construction systems,  standards and workmanship  as  applied  to the  Construction  and  certain  administrative details applicable thereto.

    32. Subcontractor--An individual or entity other than a Supplier or Engineer having a direct contract with DESIGN/BUILDER or with any other Subcontractor for the performance of a part of the Work.

    33.  Substantial  Completion--The  time  at  which  the  Construction  (or a specified  part)  has  progressed  to the  point  where  it is  sufficiently complete,  in  accordance  with the  Contract  Documents,  and when grain is introduced to the hammer mills at a rate of fifty percent (50%) average rate over a three (3) day period  with  measurable  output of  ethanol  and dried distiller's  grains. The terms  "substantially  complete" and "substantially completed" as applied to the Construction refer to Substantial Completion of
    Construction.

    34. Supplier--A manufacturer, fabricator, supplier, distributor, materialman or  vendor  having  a  direct  contract  with  DESIGN/BUILDER  or  with  any
    Subcontractor  to furnish  materials or equipment to be  incorporated in the
    Work by DESIGN/BUILDER or any Subcontractor.

    35.  Work--The  entire  completed  construction  or the  various  separately identifiable  parts thereof  required to be performed or furnished under the
    Contract  Documents.  Work  includes  and is the  result  of  performing  or furnishing  Design  Professional  Services and Construction  required by the
    Contract Documents.

     36.  Written  Amendment--A  written  amendment of the  Contract  Documents, signed by OWNER and  DESIGN/BUILDER  on or after the Effective  Date of the
     Agreement.

     37. P&ID's--Process and Instrumentation Diagrams

                                      -34-

ARTICLE 2--PRELIMINARY MATTERS

 2.01   Commencement of Contract Times; Notice to Proceed

    A. The  Contract  Times will  commence  to run on the day  indicated  in the
Notice to  Proceed;  provided,  however,  in no case  shall the  Contract  Times commence to run before the later of the date (i) Notice to Proceed is  delivered pursuant to paragraph 8.07 of the Agreement,  (ii) the entire amount of the down payment  is paid  pursuant  to  paragraph  4.01A  of the  Agreement,  (iii)  all necessary  underground  utilities  have been installed at the Site, and (iv) all
fill  material  is  placed  and  a  level,   buildable   Site  is  delivered  to
DESIGN/BUILDER.  A Notice to Proceed  may be given at any time within the period of time set forth in Section 8.07 of the Agreement.

2.02    Starting the Work

    A.  DESIGN/BUILDER  shall  start to  perform  the Work on the date  when the
Contract Times commence to run.

2.03    Preliminary Schedules and Proof of Insurance

     A. A preliminary  progress schedule indicating the times (number of days or dates)  for  starting  and  completing  the  various  stages in the  design  and construction  of the Work is  attached as Exhibit K. A  preliminary  Schedule of
Values  for all of the  Work,  which  includes  quantities  and  prices of items aggregating  the Contract  Price,  subdivides the Work into  component  parts to serve as the basis for  progress  payments  during  performance  of the Work and includes a pro rata amount of  overhead  and profit  applicable  to each item of
Work is attached hereto as Exhibit L.

    B. Before any Work is started,  DESIGN/BUILDER  and OWNER shall each deliver to the other, with copies to each additional insured,  certificates of insurance
(and other evidence of insurance which either of them or any additional  insured may reasonably request) which DESIGN/BUILDER and OWNER respectively are required to purchase  and  maintain in  accordance  with  paragraphs  5.02.A,  5.04.A and
5.04.B.

ARTICLE 3--CONTRACT DOCUMENTS:  INTENT, AMENDING, REUSE

3.01    Intent

    A. The Contract  Documents  comprise the entire agreement  between OWNER and
DESIGN/BUILDER  concerning the Work. The Contract  Documents are  complementary;
what is called for by one is as binding  as if called for by all.  The  Contract
Documents will be construed in accordance  with the laws of the State of Kansas.
Except as otherwise  required by applicable Laws and  Regulations,  the Contract
Documents  shall govern the  obligations  of the parties  regarding the Work and
Project.

    B. It is the intent of the  Contract  Documents  to describe a  functionally complete  Project to be designed and constructed in accordance with the Contract
Documents. Any Work, materials or equipment that may reasonably be inferred from the  Contract  Documents  or from  prevailing  custom  or  trade  usage as being required to produce the intended result will be furnished and performed  whether or not  specifically  called for.  When words or phrases which have a well-known technical or  construction  industry or trade meaning are used to describe work, materials or equipment, such words or phrases shall be interpreted in accordance with that meaning.

                                      -35-

3.02    References

    A. Reference to standards, specifications, manuals or codes of any technical society,  organization  or  association,  or to the Laws or  Regulations  of any governmental  authority,  whether such reference be specific or by  implication, shall  mean  the  latest  standard,  specification,  manual,  code  or  Laws  or
Regulations  in effect on the Effective  Date of the Agreement  except as may be otherwise specifically stated in the Contract Documents.

    B. No provision of any standard, specification,  manual, code or instruction shall  be  effective  to  change  the  duties  and  responsibilities  of  OWNER,
DESIGN/BUILDER or any of their subcontractors, consultants, agents, or employees from those set forth in the  Contract  Documents,  nor shall it be  effective to assign to OWNER any duty or authority to supervise or direct the  furnishing  or performance  of the Work or any duty or authority  to  undertake  responsibility inconsistent  with the  provisions  of Article 8 or any other  provision  of the
Contract Documents.

     C. Title headings  contained in the Contract  Documents are for convenience and  reference  only and are not to be construed  as limiting or  extending  the meaning  of any of its  provisions.  All  dollar  figures  shall mean the lawful currency of the United States of America,  unless  expressly  stated  otherwise.
Words  importing  the  singular,  include  the  plural,  and vice  versa.  Words importing the masculine gender, include the feminine and neuter, and vice versa.
Words importing persons,  include firms or corporations,  and vice versa, as the context or  reference  requires.  Any and all  measurements  including,  but not limited to, dimensions, calculations, volumes and weights shall be in U.S. units of measurement.

3.03 Amending and Supplementing Contract Documents

    A. The Contract Documents may be amended to provide for additions, deletions and revisions in the Work or to modify the terms and  conditions  thereof in one or more of the following ways:

     1.  A Change Order; or

     2. A formal Written Amendment.

3.04 Reuse of Documents

     A.  All  documents  including  Drawings  and  Specifications   prepared  or
furnished by DESIGN/BUILDER  pursuant to the Contract  Documents are instruments of  service  in  respect  of the  Project  and  DESIGN/BUILDER  shall  retain an ownership and property interest therein whether or not the Project is completed.
OWNER may make and retain  copies for  information  and  reference in connection with the use and  occupancy  of the Project by OWNER and others;  however,  such documents are not intended or  represented  to be suitable for reuse by OWNER or others on extensions of the Project or on any other  project.  Any reuse without written  verification or adaptation by  DESIGN/BUILDER  for the specific purpose intended will be at OWNER's sole risk and without liability or legal exposure to
DESIGN/BUILDER,  and OWNER shall  indemnify  and hold  harmless  DESIGN/BUILDER,
Subcontractors,  and  Engineer  from all claims,  damages,  losses and  expenses including  attorneys'  fees  arising  out of or  resulting  therefrom.  Any such verification or adaptation will entitle  DESIGN/BUILDER to further  compensation at rates to be agreed upon by OWNER and DESIGN/BUILDER.

                                      -36-

    B. All documents including Drawings and Specifications prepared or furnished by DESIGN/BUILDER pursuant to the Contract Documents are also subject to the use and disclosure  restrictions set forth in the License Agreement  attached to the
Agreement  as Exhibit F. The parties  shall  execute and  deliver  such  License
Agreement  in  connection  with the  execution  and  delivery of the  Agreement.
Nothing  contained in paragraph  3.04.A.  shall be construed or  interpreted  as
granting  OWNER  any  rights  or  interest  in  the   Proprietary   Property  of
DESIGN/BUILDER  (as  defined  in  Exhibit  F) except as  provided  in  Exhibit F attached to the Agreement.

ARTICLE  4--AVAILABILITY OF LANDS; DIFFERING SITE CONDITIONS;  REFERENCE POINTS;
HAZARDOUS CONDITIONS

4.01    Availability of Lands

    A.  OWNER  shall  furnish  the Site  upon  which the  Construction  is to be performed, and rights-of-way and easements for access thereto.

    B. Upon reasonable written request,  OWNER shall furnish DESIGN/BUILDER with a correct statement of record legal title and legal description of the Site upon which the  Construction is to be performed and OWNER's interest  therein.  OWNER shall identify any encumbrances or restrictions  not of general  application but specifically  related to use of the Site so furnished with which  DESIGN/BUILDER will have to comply in performing the Work. Any and all easements  necessary for the Work will be obtained and paid for by OWNER.

    C. OWNER shall provide such lands and access  thereto that may be reasonably required by DESIGN/BUILDER for temporary  construction  facilities or storage of materials and equipment.

4.02     Differing Site Conditions

    A. DESIGN/BUILDER  shall promptly,  and before the conditions are disturbed, give a written notice to OWNER of (i) subsurface or latent  physical  conditions at the  Site  which  differ  materially  from  those  indicated  in the  OWNER's geotechnical report for the Project site or the land and grading  specifications listed in Exhibit E, or (ii)  unknown  physical  conditions  at the Site,  of an unusual nature,  which differ  materially from those ordinarily  encountered and generally  recognized  as  inhering in work of the  character  called for by the
Contract Documents.

    B. OWNER will  investigate the site conditions  promptly after receiving the notice.  If the  conditions  do  materially  so differ and cause an  increase or decrease in the  DESIGN/BUILDER's  cost of or time in performing any part of the
Work, an equitable  adjustment  shall be made under this clause and the Contract
Times and/or  Contract  Price  modified in writing by Change Order in accordance with Article 9.

    C. No request  by  DESIGN/BUILDER  for an  equitable  adjustment  under this paragraph  4.02 shall be allowed  unless  DESIGN/BUILDER  has given the  written notice  required;  provided  that the time  prescribed  in paragraph  9.02.A for giving written notice may be extended by OWNER.

                                      -37-

4.03     Reference Points

    A.  DESIGN/BUILDER  shall be responsible for laying out the Construction and shall protect and preserve the reference points established by OWNER pursuant to paragraph  8.01.A.6.e and shall make no changes or relocations without the prior written  approval of OWNER.  DESIGN/BUILDER  shall report to OWNER  whenever any reference point or property monument is lost or destroyed or requires relocation because of necessary  changes in grades or locations,  and shall be  responsible for the accurate  replacement or relocation of such reference points or property monuments by professionally qualified personnel.

4.04    Hazardous Conditions

    A. OWNER  represents  and warrants  that there is no Hazardous  Condition or materials that could create a Hazardous Condition existing at the Site as of the
Effective  Date of the  Agreement  that has not been  disclosed  in  writing  to
DESIGN/BUILDER and that OWNER or OWNER's officers, directors, employees, agents, other consultants or subcontractors  shall not bring to the Site during the term of the  Agreement any materials  creating a Hazardous  Condition.  OWNER will be responsible  for any Hazardous  Condition  encountered at the Site which was not identified in the Contract  Documents to be within the scope of the Work.  OWNER shall not be responsible for materials creating a Hazardous Condition brought to the Site by  DESIGN/BUILDER,  Subcontractors,  Suppliers or anyone else for whom
DESIGN/BUILDER is responsible.

    B. DESIGN/BUILDER and any affected  Subcontractor shall immediately (i) stop all  Construction  in connection  with such Hazardous  Condition and in any area affected  thereby  (except in an emergency as required by paragraph  6.15),  and
(ii) notify OWNER (and thereafter  confirm such notice in writing).  OWNER shall promptly  determine  the  necessity of retaining a qualified  expert to evaluate such Hazardous Condition or take corrective action, if any. DESIGN/BUILDER shall not be  required  to resume  Construction  in  connection  with  such  Hazardous
Condition  or in any such  affected  area until  after  OWNER has  obtained  any required permits related thereto and delivered to DESIGN/BUILDER special written notice (i) specifying that such Hazardous  Condition and any affected area is or has been rendered safe for the resumption of  Construction,  or (ii)  specifying any special  conditions under which such  Construction may be resumed safely. If
OWNER and  DESIGN/BUILDER  cannot  agree as to  entitlement  to or the amount or extent of an adjustment,  if any, in the Contract Times and/or Contract Price as
a result of such  Construction  stoppage or such special  conditions under which
Construction is agreed by DESIGN/BUILDER to be resumed,  either party may make a claim therefor as provided in Article 9.

    C. To the fullest  extent  permitted  by Laws and  Regulations,  OWNER shall indemnify and hold harmless DESIGN/BUILDER, Subcontractors, Suppliers, Engineers
and  the  officers,   directors,   employees,   agents,  other  consultants  and
subcontractors  of each and any of them  from and  against  all  claims,  costs, losses and damages (including but not limited to all reasonable fees and charges of engineers,  architects,  attorneys and other  professionals  and all court or arbitration or other dispute  resolution costs) arising out of or resulting from such Hazardous Condition.  Nothing in this paragraph 4.04.C shall obligate OWNER to indemnify any individual or any entity,  including  DESIGN/BUILDER,  from and against the  consequences  of that  individual's  or entity's own  negligence or willful  misconduct.  OWNER shall not be obligated to indemnify or hold harmless
DESIGN/BUILDER,  Subcontractors, Suppliers or any other individual or any entity for any such  claim,  cost,  loss or damage  arising  out of or  resulting  from materials creating a Hazardous  Condition brought to the Site by DESIGN/BUILDER,
Subcontractors,  Suppliers  or  any  other  party  for  whom  DESIGN/BUILDER  is responsible.

                                      -38-

ARTICLE 5--BONDS AND INSURANCE

5.01     Performance, Payment or Other Bond

    A. DESIGN/BUILDER shall not be required to furnish a performance, payment or any other Bond.

5.02    DESIGN/BUILDER's Liability Insurance

    A.  DESIGN/BUILDER  shall  purchase and  maintain  such  Commercial  General
    Liability  (subject  to  customary  exclusions  in respect  of  professional liability),  Automobile Liability and Worker's Compensation  insurance as is appropriate  for the Work being  performed and furnished and as will provide protection from claims set forth below which may arise out of or result from
    DESIGN/BUILDER's performance and furnishing of the Work and DESIGN/BUILDER's other  obligations  under  the  Contract  Documents,  whether  it  is  to be performed or furnished by DESIGN/BUILDER,  any Subcontractor or Supplier, or
    by anyone  directly  or  indirectly  employed  by any of them to  perform or furnish  any of the  Work,  or by anyone  for whose  acts any of them may be liable:

    1. Claims under workers' compensation, disability benefits and other similar employee benefit acts;

    2. Claims for damages  because of bodily  injury,  occupational  sickness or disease, or death of DESIGN/BUILDER's employees;

    3.  Claims for damages  because of bodily  injury,  sickness or disease,  or death of any person other than DESIGN/BUILDER's employees;

    4.  Claims  for  damages  insured by  customary  personal  injury  liability coverage  which are  sustained  (i) by any  person as a result of an offense directly  or  indirectly  related  to  the  employment  of  such  person  by
    DESIGN/BUILDER, or (ii) by any other person for any other reason;

    5. Claims for damages,  other than to the Work itself,  because of injury to or destruction of tangible property wherever located other than claims under paragraph 5.02.A.7. below, including loss of use resulting therefrom;

    6.  Claims for damages  because of bodily  injury or death of any person or property  damage  arising out of the  ownership,  maintenance or use of any motor vehicle; and

    7. Claims for  professional  errors and  omissions  arising  from the Design
    Professional Services provided for the Project.

    B. The policies of insurance required by paragraph 5.02.A shall:

    1. With  respect  to  insurance  required  by  paragraphs  5.02.A.3  through
    5.02.A.6  inclusive,  include  as  additional  insureds  OWNER and any other persons or  entities  identified  in writing by OWNER,  all of whom shall be listed as  additional  insureds,  and include  coverage  for the  respective officers and employees of all such additional insureds;

    2. Include at least the specific  coverages and be written for not less than the  limits of  liability  set forth in  Exhibit  H or  required  by Laws or
    Regulations, whichever is greater;

                                      -39-

    3. Include completed operations insurance;

    4.  Include  contractual   liability  insurance  covering   DESIGN/BUILDER's
    indemnity obligations under paragraphs 6.10 and 6.18;

    5. Contain a provision or endorsement that the coverage afforded will not be cancelled,  materially changed or renewal refused until at least thirty (30)
    days prior written notice has been given to OWNER and each other  additional insured  to whom a  certificate  of  insurance  has  been  issued  (and  the certificates of insurance furnished by DESIGN/BUILDER  pursuant to paragraph
    5.08.B will so provide);

    6. Remain in effect at least until final payment and at all times thereafter when  DESIGN/BUILDER  may be  correcting,  removing or  replacing  defective
    Construction in accordance with paragraphs 12.06 and 12.07;

    7. With respect to completed operations  insurance,  remain in effect for at least one year after final payment (and  DESIGN/BUILDER  shall furnish OWNER and each other  additional  insured to whom a  certificate  of insurance has been issued evidence  satisfactory to OWNER and any such additional  insured of continuation of such insurance at final payment); and

    8.  DESIGN/BUILDER  shall maintain in effect all insurance coverage required under  this  paragraph  at  DESIGN/BUILDER'S  sole  expense  with  insurance companies  (and  policies)  approved by OWNER.  If  DESIGN/BUILDER  fails to obtain or maintain any insurance coverage required under this Agreement, the
    OWNER may purchase such  coverage and charge the expense to  DESIGN/BUILDER, or terminate  this Agreement for cause in accordance  with  paragraph  14.02 below.

5.03    OWNER's Liability Insurance

    A. In addition to the  insurance  required to be provided by  DESIGN/BUILDER under  paragraph 5.02,  OWNER,  at OWNER's option,  may purchase and maintain at
OWNER's  expense  OWNER's own liability  insurance as will protect OWNER against claims which may arise from operations under the Contract Documents.

5.04    Property Insurance

    A.  OWNER  shall   purchase  and  maintain   property   insurance  upon  the
Construction at the Site in the amount of the full  replacement  cost thereof at
OWNER's  sole  expense  with  insurance  companies  (and  policies)  approved by
DESIGN/BUILDER. This insurance will:

    1. Include the interests of OWNER, DESIGN/BUILDER,  Subcontractors,  and any
other persons or entities listed as an insured or additional insured;

     2. Be written on a Builder's Risk "all-risk" or equivalent policy form that shall at least  include  insurance  for  physical  loss  and  damage  to the
    Construction, temporary buildings, falsework and all materials and equipment in transit, and shall insure against at least the following perils or causes of loss: fire, lightning,  extended coverage, theft, vandalism and malicious mischief,  earthquake,  collapse,  debris removal,  demolition occasioned by enforcement of Laws and Regulations,  water

                                      -40-

     damage,  flood, system testing,  and such other perils or causes of loss as may be agreed in writing by DESIGN/BUILDER and OWNER;

     3. Include  expenses  incurred in the repair or  replacement of any insured property  (including  but not limited to fees and charges of engineers  and architects);

    4. Cover materials and equipment  stored at the Site or at another  location that was agreed to in writing by OWNER  prior to being  incorporated  in the
    Construction,  provided that such materials and equipment have been included in an Application for Payment approved by OWNER; and

    5. Be  maintained  in effect  until final  payment is made unless  otherwise agreed to in  writing  by OWNER and  DESIGN/BUILDER  with  thirty  (30) days written  notice to each other  additional  insured to whom a certificate  of insurance has been issued.

    B. OWNER shall purchase and maintain such boiler and machinery  insurance or additional  property  insurance as DESIGN/BUILDER  may reasonably require or required by Laws and Regulations  which will include the interests of OWNER,
    DESIGN/BUILDER, Subcontractors, and other individuals and entities listed as an insured or additional insured.

     C. All the policies of insurance  (and the  certificates  or other evidence thereof)  required to be purchased  and  maintained  by OWNER in accordance with  paragraph  5.04 will  contain a  provision  or  endorsement  that the coverage  afforded will not be cancelled or  materially  changed or renewal refused until at least thirty (30) days prior written notice has been given
     to  DESIGN/BUILDER   and  to  each  other  additional  insured  to  whom  a
     certificate of insurance has been issued.

     D. OWNER  shall not be  responsible  for  purchasing  and  maintaining  any
     property   insurance   to  protect   the   interests   of   DESIGN/BUILDER,
     Subcontractors, Suppliers, Engineers or others in the Work to the extent of the deductible  amounts.  The risk of loss within such  deductible  amounts will be borne by the party at fault  for such  loss and if  DESIGN/BUILDER,
     Subcontractor  or others  wishes  property  insurance  coverage  within the limits of such deductible amount, each may purchase and maintain it at it's own expense.

     E. If  DESIGN/BUILDER  requests in writing that other special  insurance be included in the property  insurance policies provided under paragraph 5.04,
     OWNER shall, if possible, include such insurance, and the cost thereof will be  charged  to  DESIGN/BUILDER  by  appropriate  Change  Order or  Written
     Amendment.  Prior to commencement  of the Work at the Site,  OWNER shall in writing advise DESIGN/BUILDER  whether or not such other insurance has been procured by OWNER.

5.05     Waiver of Subrogation Rights

    A. OWNER and DESIGN/BUILDER intend that all policies purchased in accordance
with   paragraph   5.04   will   protect   OWNER,   DESIGN/BUILDER,   Engineers,
Subcontractors, others who may have a financial interest in the Project, and all other individuals or entities listed as insureds or additional  insureds in such policies and will provide primary  coverage for all losses and damages caused by the perils or causes of loss covered  thereby.  All such policies  shall contain provisions  to the effect that in the event of payment of any loss or damage the insurers  will  have no  rights  of  recovery  against  any of the  insureds  or additional insureds  thereunder.  Each party waives all rights against the other party and its officers, directors, employees, members, and agents for all losses and damages  caused by,  arising out of

                                      -41-

or  resulting  from any of the perils or
causes  of loss  covered  by such  policies  and any  other  property  insurance applicable to the Work.

5.06     Receipt and Application of Proceeds

    A. Any insured loss under the  policies of  insurance  required by paragraph
5.04 will be adjusted  with OWNER and made payable to OWNER as fiduciary for the benefit of insureds, as their interests may appear,  subject to the requirements of  paragraph  5.06.B.  OWNER shall  deposit in a separate  account any money so received,  and shall  distribute  it in  accordance  with such  agreement as the parties in interest  may reach.  If no other  special  agreement  is reached the damaged  Work shall be repaired or replaced,  the moneys so received  applied on account  thereof  and the Work and the cost  thereof  covered by an  appropriate
Change Order or Written Amendment.

    B.  OWNER as  fiduciary  shall have power to adjust and settle any loss with the  insurers  unless one of the  parties in  interest  shall  object in writing within  fifteen (15) days after the  occurrence  of loss to OWNER's  exercise of this power. If such objection be made,  OWNER as fiduciary shall make settlement with the insurers in accordance  with such  agreement as the parties in interest may reach. If no such agreement among the parties in interest is reached,  OWNER as fiduciary shall adjust and settle the loss with the insurers and, if required in writing by any party in interest,  OWNER as fiduciary shall give Bond for the proper performance of such duties.

5.07     Acceptance of Insurance; Option to Replace

    A. If either party has any  objection  to the coverage  afforded by or other provisions of the insurance required to be purchased and maintained by the other party in  accordance  with this  Article  5 on the basis of the other  party not complying with the Contract  Documents,  the objecting party shall so notify the other party in writing within thirty (30) days after receipt of the certificates
(or  other  evidence  requested)   required  by  paragraph  2.03.B.   OWNER  and
DESIGN/BUILDER  shall each provide to the other such  additional  information in respect of insurance  provided as the other may  reasonably  request.  If either party does not purchase or maintain all of the insurance  required of such party by the Contract Documents, such party shall notify the other party in writing of such failure to purchase  prior to the start of the Work,  or of such failure to maintain prior to any change in the required coverage.  Without prejudice to any other right or remedy, the other party may elect to obtain equivalent  insurance to protect  such other  party's  interests  at the  expense of the party who was supposed to provide such coverage, and a Change Order or Written Amendment shall be issued to adjust the Contract Price accordingly.

5.08    Licensed Sureties and Insurers; Certificates of Insurance

    A. All  insurance  required by the Contract  Documents  to be purchased  and maintained by OWNER or DESIGN/BUILDER shall be obtained from insurance companies that are duly licensed or authorized in the jurisdiction in which the Project is located to issue  insurance  policies for the limits and  coverages so required.
Such  insurance  companies  shall  also meet such  additional  requirements  and qualifications as may be agreed in writing by DESIGN/BUILDER and OWNER.

                                      -42-

ARTICLE 6--DESIGN/BUILDER'S RESPONSIBILITIES

6.01     Design Professional Services

    A.  Standard  of  Care:  DESIGN/BUILDER  shall  perform  or  furnish  Design
    Professional Services and related services in all phases of the Project. The standard of care for all such  services  performed or  furnished  under this
    Agreement  will be the care and  skill  ordinarily  used by  members  of the engineering  profession practicing under similar conditions at the same time and locality.

    B.  Preliminary   Design  Phase:   During  the  preliminary   design  phase,
    DESIGN/BUILDER shall:

    1. Consult with OWNER to understand OWNER's requirements for the Project and review available data.

    2. Advise  OWNER as to the  necessity of OWNER  providing or obtaining  from others  additional  reports,  data or  services  of the  types  provided  in paragraph  8.01.A.6.a-g and assist OWNER in obtaining such reports, data, or services.

    3. Identify and analyze  requirements  of  governmental  authorities  having jurisdiction to approve the portions of the Project designed or specified by
    DESIGN/BUILDER with whom consultation is to be undertaken in connection with the Project.

    4. Obtain such  additional  geotechnical  and related  information  which it deems necessary for performance of the Work.

    5.  DESIGN/BUILDER  will  furnish  OWNER  standard  110 mgpy  P&ID's  on the effective date of this Agreement.

    C. Final Design Phase: During the final design phase, DESIGN/BUILDER shall:

    1. Prepare final Drawings  showing the scope,  extent,  and character of the
    Construction   to  be  performed   and  furnished  by   DESIGN/BUILDER   and
    Specifications.

    2. Provide technical criteria, written descriptions and design data required
    for  obtaining   approvals  of  such   governmental   authorities   as  have
    jurisdiction  to review or  approve  the final  design of the  Project,  and assist OWNER in consultations with appropriate authorities.

    D. Construction Phase.  During  Construction,  DESIGN/BUILDER  shall provide
    Engineering  and Design  Professional  Services as necessary to complete the
    Project.

    E. Operational Phase: During the operational phase, DESIGN/BUILDER shall:

    1. Provide assistance in connection with the start-up, testing, refining and adjusting of any equipment or system included in the Work.

    2. Assist  OWNER in training  staff to operate and  maintain  the Project as provided in Exhibit G.

                                      -43-

Other than  assistance  normally  provided in the industry  after final payment, nothing  in  this  paragraph  6.01.E.  shall  be  interpreted  or  construed  as obligating  DESIGN/BUILDER  to perform or provide such assistance to OWNER after final payment and acceptance of the Work under paragraph 13.08 below.

6.02    Supervision and Superintendence of Construction

    A.  DESIGN/BUILDER  shall  supervise,  inspect  and direct the  Construction competently and efficiently,  devoting such attention  thereto and applying such skills  and  expertise  as may be  necessary  to  provide  the  Construction  in
accordance  with  the  Contract  Documents.   DESIGN/BUILDER   shall  be  solely
responsible  for  the  means,  methods,  techniques,  sequences  and  procedures employed for the provision of Construction.  DESIGN/BUILDER shall be responsible to see that the completed  Construction  complies  accurately  with the Contract
Documents  and shall keep OWNER  advised as to the quality  and  progress of the
Construction.

    B.  DESIGN/BUILDER  shall keep on the Site during  construction  and at such times as DESIGN/BUILDER determines are reasonably necessary to complete the Work a competent  superintendent  who shall not be replaced without written notice to
OWNER  except  in  unforeseeable  circumstances.   The  superintendent  will  be
DESIGN/BUILDER's  representative  at the Site and shall have authority to act on behalf of DESIGN/BUILDER.

6.03     Labor, Materials and Equipment

    A. DESIGN/BUILDER  shall provide competent,  suitably qualified personnel to survey and lay out the Construction and perform  Construction as required by the
Contract Documents.  DESIGN/BUILDER  shall at all times maintain good discipline and order at the Site.

    B. Unless  otherwise  specified  in the Contract  Documents,  DESIGN/BUILDER shall  furnish or cause to be  furnished  and  assume  full  responsibility  for
materials,   equipment,  labor,   transportation,   construction  equipment  and
machinery,  tools, appliances,  fuel, heat, telephone,  sanitary facilities, and all other facilities and incidentals necessary for the furnishing,  performance, testing,  start-up and completion of the Work, excluding,  specifically,  power, light,  water,  temporary  facilities and all other items  designated as OWNER's responsibility.  DESIGN/BUILDER  will  direct  the  checkout  of  utilities  and operations of systems and equipment.

    C. All materials and equipment  incorporated  into the Work shall be of good quality and new. All warranties and  guarantees  specifically  called for by the
Contract  Documents  shall  expressly run to the benefit of OWNER. If reasonably required by OWNER, DESIGN/BUILDER shall furnish satisfactory evidence (including reports  of  required  tests)  as to the  kind  and  quality  of  materials  and equipment. All materials and equipment shall be applied,  installed,  connected, erected,  used,  cleaned and conditioned in accordance with  instructions of the applicable Supplier.

6.04    Progress Schedule

    A.  DESIGN/BUILDER  shall  adhere  to the  progress  schedule  discussed  in paragraph 2.03.A as it may be adjusted from time to time.

    1. DESIGN/BUILDER  shall submit to OWNER for acceptance proposed adjustments in the  progress  schedule  that will not change the  Contract  Times.  Such adjustments will conform generally to the progress schedule then in effect.

                                      -44-

    2.  Proposed  adjustments  in the  progress  schedule  that will  change the
    Contract  Times shall be submitted in accordance  with the  requirements  of
    Article 11. Such  adjustments  may only be made by a Change Order or Written
    Amendment.

6.05 Concerning Subcontractors, Suppliers and Others

    A. DESIGN/BUILDER shall not employ any Subcontractor,  Engineer, Supplier or other  individual or entity  against whom OWNER may have  reasonable  objection.
DESIGN/BUILDER  shall not be  required  to employ any  Subcontractor,  Engineer,
Supplier  or other  individual  or entity to furnish or perform  any of the Work against whom DESIGN/BUILDER has reasonable objection.

    B.  DESIGN/BUILDER  shall be  fully  responsible  to OWNER  for all acts and omissions of the Subcontractors,  Engineers,  Suppliers and other individuals or entities  performing  or  furnishing  any of the Work under a direct or indirect contract with DESIGN/BUILDER. Nothing in the Contract Documents shall create for the benefit of any such Subcontractor, Engineer, Supplier or other individual or entity any contractual  relationship  between OWNER and any such  Subcontractor,
Engineer,  Supplier  or other  individual  or  entity,  nor shall it create  any obligation  on the part of OWNER to pay or to see to the  payment  of any moneys due any such  Subcontractor,  Engineer,  Supplier or other  individual or entity except as may otherwise be required by Laws and Regulations.

    C.   DESIGN/BUILDER   shall  be  solely   responsible   for  scheduling  and
coordinating  Subcontractors,  Engineers,  Suppliers and other  individuals  and entities  performing  or  furnishing  any of the Work under a direct or indirect contract with  DESIGN/BUILDER.  DESIGN/BUILDER shall require all Subcontractors,
Engineers,  Suppliers  and such other  individuals  and entities  performing  or furnishing any of the Work to communicate with the OWNER through DESIGN/BUILDER.

    D. All services performed or provided to and material and equipment supplied to  DESIGN/BUILDER  by a  Subcontractor  or  Supplier  will  be  pursuant  to an
appropriate   Design   Subagreement   or   Construction   Subagreement   between
DESIGN/BUILDER  and the  Subcontractor,  Engineer or Supplier which specifically binds the  Subcontractor,  Engineer  or  Supplier  to the  applicable  terms and conditions of the Contract Documents for the benefit of OWNER. Whenever any such agreement  is with a  Subcontractor,  Engineer or  Supplier  who is listed as an additional  insured on the property  insurance  provided in paragraph  5.04.A or
5.04.B, the agreement between the DESIGN/BUILDER and the Subcontractor, Engineer or Supplier  will  contain  provisions  whereby the  Subcontractor,  Engineer or
Supplier  waives  all  rights  against  OWNER,  DESIGN/BUILDER,  and  all  other additional  insureds  for all losses and damages  caused by any of the perils or causes  of loss  covered  by such  policies  and any  other  property  insurance applicable to the Work. If the insurers on any such  policies  require  separate
waiver  forms  to  be  signed  by  any  Subcontractor,   Engineer  or  Supplier,
DESIGN/BUILDER will obtain the same.

6.06     Patent Fees and Royalties

    A.  DESIGN/BUILDER  shall pay all license fees and  royalties and assume all costs incident to the use in the performance of the Work or the incorporation in the Work of any invention,  design,  process,  product or device (other than any increased  license fees,  royalties and costs arising out of or resulting from a
Change  Order)  which is the  subject  of patent  rights or  copyrights  held by others. To the fullest extent permitted by Laws and Regulations,  DESIGN/BUILDER shall  indemnify and hold harmless  OWNER,  from and against all claims,  costs, losses and damages (including but not limited to all

                                      -45-

reasonable  fees and  charges  of  engineers,  architects,  attorneys  and other professionals  and all court or arbitration or other dispute  resolution  costs)
arising out of or resulting from any infringement of patent rights or copyrights incident  to the use in the  performance  of the  Work  or  resulting  from  the incorporation in the Work of any invention,  design, process, product or device.
DESIGN/BUILDER  shall, at its sole expense, have the right to defend against any such claim.  OWNER shall promptly notify  DESIGN/BUILDER  upon becoming aware of any such claim.  DESIGN/BUILDER,  in order to avoid such  claim,  shall have the right  at its sole  expense  to  substitute  non-infringing  invention,  design, process,  product  or device or to modify  such  infringing  invention,  design, process,  product or device so they become  non-infringing,  or to obtain at its sole expense the necessary  licenses to use the  infringing  invention,  design,
process,   product  or  device  provided  that  such  substituted  and  modified invention, design, process, product or device shall meet all the requirements of the Contract Documents.

6.07    Permits

    A.  OWNER  shall  obtain and pay for all  necessary  permits  and  licenses.
DESIGN/BUILDER shall assist OWNER, when necessary, in obtaining such permits and licenses. OWNER shall pay all governmental charges and inspection fees necessary for the prosecution of the Construction.  OWNER shall pay all charges of utility owners for connections  that are necessary for the Work, and OWNER shall pay all charges of such utility owners for capital costs related thereto.

6.08    Laws and Regulations

    A.  DESIGN/BUILDER  shall  give all  notices  and  comply  with all Laws and
Regulations  of the place of the Project which are  applicable to furnishing and performance  of  the  Work.  OWNER  shall  not  be  responsible  for  monitoring
DESIGN/BUILDER's compliance with any Laws or Regulations.

     B. If  DESIGN/BUILDER  performs any Work  knowing or having  reason to know that it is contrary to Laws or Regulations,  DESIGN/BUILDER shall bear all costs arising therefrom.

    C. If  changes  in Laws and  Regulations  after  the  Effective  Date of the
Agreement  cause  an  increase  in  the  DESIGN/BUILDER's  cost  of or  time  in performing any part of the Work, DESIGN/BUILDER may make a claim under Article 9 for a modification to the Contract Times and/or Contract Price.

6.09     Taxes

    A.  OWNER  shall pay to  DESIGN/BUILDER  all  sales,  consumer,  use,  gross receipts and other similar taxes which are applicable  during the performance of the Work and are either paid by  DESIGN/BUILDER or are required to be reimbursed by DESIGN/BUILDER to its Subcontractors, Suppliers, or Engineers.

                                      -46-

6.10     Use of Site and Other Areas

    A.  DESIGN/BUILDER  shall  confine  construction  equipment,  the storage of materials  and equipment and the  operations  of  construction  workers to those lands and areas  permitted  by the OWNER and other land and areas  permitted  by
Laws and  Regulations,  rights-of-way,  permits  and  easements,  and  shall not
unreasonably  encumber  the  premises  with  construction   equipment  or  other
materials or equipment.  DESIGN/BUILDER  shall be responsible  for any damage to any such land or area,  or to the owner or occupant  thereof or of any  adjacent land or areas,  resulting from the performance of the  Construction.  Should any claim be made by any such owner or occupant  because of the  performance  of the
Construction,  DESIGN/BUILDER  shall  promptly  settle  with such other party by negotiation  or  otherwise  resolve the claim by  arbitration  or other  dispute resolution  proceeding or at law.  DESIGN/BUILDER  shall,  to the fullest extent permitted by Laws and Regulations,  indemnify and hold harmless OWNER and anyone directly or  indirectly  employed  by OWNER from and against all claims,  costs, losses and  damages  (including,  but not  limited  to, all  reasonable  fees of
engineers,   architects,   attorneys  and  other  professionals  and  court  and
arbitration or other dispute  resolution costs) arising out of or resulting from any claim or action,  legal or equitable,  brought by any such owner or occupant against OWNER, or any other party indemnified  hereunder to the extent caused by or based upon DESIGN/BUILDER's performance of the Construction.

    B. During the performance of the Construction, DESIGN/BUILDER shall keep the premises free from  accumulations of waste  materials,  rubbish and other debris resulting  from  the  Construction.  At  the  completion  of  the  Construction,
DESIGN/BUILDER  shall  remove all waste  materials,  rubbish and debris from and about the  premises as well as all tools,  appliances,  construction  equipment, temporary construction and machinery and surplus materials. DESIGN/BUILDER shall leave the Site clean and ready for occupancy by OWNER at Substantial Completion.
DESIGN/BUILDER  shall restore to original  condition all property not designated for alteration by the Contract Documents.

    C. DESIGN/BUILDER  shall not load nor permit any part of any structure to be loaded in any manner that will endanger the structure, nor shall DESIGN/ BUILDER subject any part of the Work or adjacent  property to stresses or pressures that will endanger it.

6.11    Record Documents

    A. DESIGN/BUILDER shall maintain in a safe place at the Site one record copy of all Drawings, Specifications,  Written Amendments, and Change Orders, in good order and annotated to show all changes made during  Construction.  These record documents will be available to OWNER for reference. Upon completion of the Work, these record  documents and Submittals,  including a reproducible  set of record drawings, will be delivered to OWNER.

6.12    Safety and Protection

    A.  DESIGN/BUILDER  shall be responsible  for  initiating,  maintaining  and supervising  all safety  precautions  and  programs in  connection  with the
    Construction. DESIGN/BUILDER shall take necessary precautions for the safety of, and shall provide the necessary protection to prevent damage,  injury or loss to:

    1. All persons on the Site or who may be affected by the Construction;

                                      -47-

    2. All Work and materials and equipment to be incorporated therein,  whether in storage on or off the Site; and

    3. Other property at the Site or adjacent thereto,  including trees, shrubs, lawns, walks,  pavements,  roadways,  structures,  utilities and underground facilities  not  designated  for removal,  relocation or  replacement in the course of the Construction.

    B.  DESIGN/BUILDER  shall comply with applicable Laws and Regulations of any public  body  having  jurisdiction  for safety of persons or  property or to protect them from damage,  injury or loss;  and shall erect and maintain all necessary  safeguards for such safety and protection.  DESIGN/BUILDER  shall notify owners of adjacent property and of underground facilities and utility owners when  prosecution  of the Work may affect them,  and shall  cooperate with them in the  protection,  removal,  relocation and replacement of their property.  All damage,  injury or loss to any property  caused,  directly or indirectly,  in whole  or in part,  by  DESIGN/BUILDER,  any  Subcontractor,
    Supplier or any other  individual or entity directly or indirectly  employed by any of them to  perform  or  furnish  any of the Work or anyone for whose acts  any of them  may be  liable,  shall  be  remedied  by  DESIGN/BUILDER.
    DESIGN/BUILDER's  duties and  responsibilities for safety and for protection of the  construction  shall  continue until (i) such time as all the Work is completed and OWNER has issued a notice to DESIGN/BUILDER in accordance with paragraph  13.09  that  the  Work  is  acceptable  or,  (ii)  in  the  event
    DESIGN/BUILDER  is excluded  from the Site under  paragraph  13.05.B.  after
    Substantial Completion, the date DESIGN/BUILDER is excluded from the Site.

6.13     Safety Representative

    A.  DESIGN/BUILDER  shall  designate  a  qualified  and  experienced  safety representative  whose duties and  responsibilities  shall be the  prevention  of accidents and the maintaining and supervising of safety precautions and programs in connection with the performance of the Work.

6.14     Hazard Communication Programs

    A.  DESIGN/BUILDER  shall be responsible  for  coordinating  any exchange of material safety data sheets or other hazard  communication  information required to be made available to or exchanged between or among Subcontractors at the Site in accordance with Laws or Regulations.

6.15    Emergencies

    A. In  emergencies  affecting  the  safety or  protection  of persons or the
Construction  or  property  at the  Site or  adjacent  thereto,  DESIGN/BUILDER, without special  instruction or authorization from OWNER, is obligated to act to prevent  threatened  damage,  injury or loss.  DESIGN/BUILDER  shall  give OWNER prompt written notice if DESIGN/BUILDER believes that any significant changes in the  Construction  or variations  from the Contract  Documents  have been caused thereby. If a change in the Contract Documents is required because of the action taken by DESIGN/BUILDER in response to such an emergency, a Change Order will be issued to document the consequences of such action.

6.16     Continuing the Work

    A.  DESIGN/BUILDER  shall  carry  on the  Work and  adhere  to the  progress schedule  during all  disputes or  disagreements  with  OWNER.  No Work shall be delayed or postponed pending resolution of

                                      -48-

any disputes or disagreements,  except as DESIGN/BUILDER and OWNER may otherwise agree in writing or as otherwise provided in the Contract Documents.

6.17 DESIGN/BUILDER's General Warranty and Guarantee

    A.  DESIGN/BUILDER  warrants and  guarantees to OWNER that all  Construction will be in  accordance  with the Contract  Documents  and will not be defective.
DESIGN/BUILDER's  warranty and guarantee  hereunder  excludes  defects or damage caused by:

    1. Abuse, modification or improper maintenance or operation by persons other than DESIGN/BUILDER, Subcontractors or Suppliers; or

    2. Normal wear and tear under normal usage.

The warranty set forth in Exhibit I and not this  paragraph  6.17 shall apply to the items set forth in such Exhibit.

    B.  DESIGN/BUILDER's   obligation  to  perform  and  complete  the  Work  in
accordance with the Contract Documents shall be absolute.  Except as provided in paragraph  12.08,  no action by OWNER will constitute an acceptance of Work that
is  not  in   accordance   with  the   Contract   Documents   or  a  release  of
DESIGN/BUILDER's  obligation to perform the Work in accordance with the Contract
Documents, including but not limited to the following:

    1. Observations by OWNER;

    2. The making of any progress or final payment;

    3. The issuance of a certificate of Substantial Completion;

    4. Use or occupancy of the Work or any part thereof by OWNER;

    5. Any acceptance by OWNER or any failure to do so;

    6. Any inspection, test or approval by others; or

    7. Any correction of defective Construction by OWNER.

    C.  DESIGN/BUILDER   shall,  at  final  completion,   assign  to  OWNER  all
manufacturer's  warranties  for materials and  equipment  incorporated  into the
Project;  provided,   however,  in  the  event  of  a  claim  by  OWNER  against
DESIGN/BUILDER,   OWNER   shall  use  its  best   efforts  to   cooperate   with
DESIGN/BUILDER in the enforcement of any applicable warranty.

6.18    Indemnification

         OWNER and  DESIGN/BUILDER  are and will be throughout  the term of this
Agreement be  independent  contractors as to each other.  Each party  recognizes that it shall be  solely  responsible  for its own  conduct,  including  without limitation its own fault,  as to any aspect of the  Agreement.  In the event any claim  is made or any  action  is  filed by a third  party  arising  out of this
Agreement or the services to be performed under it, the parties  anticipate that each will  diligently  defend said claim or action on its own

                                      -49-

behalf,  and will pay,  settle,  or otherwise  promptly dispose of any demand or judgment  against it consistent  with the  provisions of the Kansas  comparative negligence statute, K.S.A. ss.60-258a,  in effect on the date of this Agreement.
In the event  either  party is made to respond  in damages  for the fault of the other  party,  then the other party agrees to  indemnify  and hold  harmless the first party (including its officers, directors,  employees, and agents) from any payment  that it has to  make,  including  without  limitation  the  payment  of reasonable  attorneys'  fees  incurred  in  resisting,  settling,  or  otherwise disposing of the demand, on account of the other party's fault. In regard to the indemnity  obligation  in this  paragraph  6.18 or any  other  provision  of the
General Conditions,  neither party shall make a payment for which indemnity will be sought from the other party without first  providing such other party written notice of the claim and an opportunity to assume the defense.

ARTICLE 7--OTHER CONSTRUCTION

7.01     Related Construction at Site

    A.  OWNER may  perform  other  work  related  to the  Project at the Site by
OWNER's own forces,  or let other direct  contracts  therefor or have other work
performed  by  utility   owners.   Written  notice  thereof  will  be  given  to
DESIGN/BUILDER prior to starting any such other work. OWNER shall be responsible for such other work including,  without limitation,  maintaining and supervising safety precautions and programs in connection with such other work.

    B. DESIGN/BUILDER  shall afford each other contractor who is a party to such a direct  contract and each utility owner (and OWNER, if OWNER is performing the additional work with OWNER's employees) proper and safe access to the Site and a reasonable  opportunity  for the  introduction  and  storage  of  materials  and equipment  and the execution of such other work and shall  properly  connect and coordinate the Construction  with theirs.  DESIGN/BUILDER  shall do all cutting, fitting and patching of the Work that may be required to make its several  parts come together properly and integrate with such other work.  DESIGN/BUILDER shall not endanger  any work of others by cutting,  excavating  or otherwise  altering their  work and will only cut or alter  their work with the  written  consent of
OWNER and the others whose work will be affected.

    C. If the proper execution or results of any part of  DESIGN/BUILDER's  Work depends upon work performed or services provided by others under this Article 7,
DESIGN/BUILDER  shall  inspect such other work and  appropriate  instruments  of service  and  promptly  report  to OWNER  in  writing  any  delays,  defects  or deficiencies  in such other  work or  services  that  render it  unavailable  or unsuitable  for the  proper  execution  and  results of  DESIGN/BUILDER's  Work.
DESIGN/BUILDER's  failure so to report will  constitute  an  acceptance  of such other work as fit and proper for integration with  DESIGN/BUILDER's  Work except for latent or nonapparent defects and deficiencies in such other work.

ARTICLE 8--OWNER'S RESPONSIBILITIES

8.01    General

    A. OWNER shall do the  following  in a timely  manner so as not to delay the services of DESIGN/BUILDER.

    1.  Designate  in  writing a person to act as  OWNER's  representative  with respect to the services to be rendered under the Agreement.

                                      -50-

    2. Provide such legal  services as OWNER may require with regard to land use and governmental  permitting  issues pertaining to the Project including any such  land use or  governmental  permitting  issues  that may be  raised  by
    DESIGN/BUILDER.

    3. If requested in writing by DESIGN/BUILDER,  furnish  reasonable  evidence satisfactory  to  DESIGN/BUILDER,  that  sufficient  funds are available and committed  for  the  entire  cost of the  Project.  Unless  such  reasonable evidence  is  furnished,  DESIGN/BUILDER  is not  required  to  commence  or continue  any Work,  or may,  if such  evidence  is not  presented  within a reasonable time, stop Work upon fifteen (15) days' notice to the OWNER.

    4. Make payments to DESIGN/BUILDER promptly when they are due as provided in
    Article 13.

    5. Furnish lands and easements as set forth in paragraph 4.01.

    6.   Furnish   to   DESIGN/BUILDER,   as   required   for   performance   of
    DESIGN/BUILDER's services the following, all of which DESIGN/BUILDER may use and rely upon in performing services under this Agreement:

             a. Environmental assessment and impact statements;

             b. Property,  boundary,  easement,  right-of-way,  topographic  and utility surveys;

             c. Property descriptions;

             d. Zoning, deed and other land use restrictions;

             e. Engineering surveys to establish reference points for design and construction which in DESIGN/BUILDER's judgment are necessary to enable
         DESIGN/BUILDER to proceed with the Work;

             f.  Assistance  in filing  documents  required to obtain  necessary approvals of  governmental  authorities  having  jurisdiction  over the
         Project; and

             g. Subsurface data.

     7. Provide  information  known to or in the possession of OWNER relating to the  presence of  materials  and  substances  at the site which  could  create a
Hazardous Condition.

    8. Perform all other items  designated  as OWNER's  responsibilities  in the
Contract Documents.

8.02    Scope of OWNER's Safety and Hazardous Waste Responsibilities

    A. OWNER shall not supervise,  direct or have control or authority over, nor be responsible for,  DESIGN/BUILDER's means, methods,  techniques,  sequences or procedures  of  Construction  or the safety  precautions  and programs  incident thereto,  or  for  any  failure  of  DESIGN/BUILDER  to  comply  with  Laws  and
Regulations  applicable to the furnishing or performance of the Work. OWNER will not be responsible for  DESIGN/BUILDER's  failure to perform or furnish the Work in accordance with the Contract Documents.

                                      -51-

ARTICLE 9--CHANGES IN THE WORK; CLAIMS

9.01     General--Rights and Obligations

    A. Without  invalidating the Agreement,  OWNER may, at any time or from time to time,  request  additions,  deletions  or  revisions  in the Work  within the general  scope of the  contract by a Written  Amendment  or a Change  Order.  If
DESIGN/BUILDER agrees to such Written Amendment or Change Order, which agreement shall not be unreasonably  withheld,  DESIGN/BUILDER shall promptly proceed with the Work involved which will be performed under the applicable provisions of the
Contract Documents (except as otherwise specifically provided).

9.02     Notice of Intent to Make Claim

    A. If OWNER and DESIGN/BUILDER are unable to agree as to the extent, if any, of an  adjustment in the Contract  Price or an adjustment of the Contract  Times that should be allowed as a result of any order of OWNER  pursuant to  paragraph
9.01.A or other  occurrence for which the Contract  Documents  provide that such adjustment(s)  may be made,  a claim  may be made  therefor.  Written  notice of intent to make such a claim shall be submitted  to the other party  promptly and in no event  more than  thirty  (30) days after the start of the  occurrence  or event giving rise to the claim.

9.03     Claim Documentation

     A.  Substantiating  documentation  shall be submitted by the claiming party within  thirty  (30) days after  delivery of the notice  required  by  paragraph
9.02.A.

9.04     Decision

    A. The other party shall  render a decision on the claim no more than thirty
(30) days after the  receipt of the  substantiating  documentation  required  by paragraph  9.03.A.  This decision will be final and binding  unless the claiming party gives notice of  intention to exercise its rights under  Article 15 within thirty (30) days of receipt of the decision  and  exercises  such rights  within thirty (30) days of giving the notice of intent.

9.05     Time Limit Extension

    A. The time limits of paragraphs 9.03.A and 9.04.A may be extended by mutual agreement.

9.06     Exceptions

    A. DESIGN/BUILDER shall not be entitled to an increase in the Contract Price with  respect to any Work  performed  that is not  contemplated  by the Contract
Documents as amended, modified and supplemented as provided in paragraph 3.03.

9.07    Execution of Change Orders

      A. OWNER and  DESIGN/BUILDER  shall execute  appropriate  Change Orders or
Written Amendments covering:

                                      -52-

    1. changes in the Work which are (i) ordered by OWNER  pursuant to paragraph
    9.01, (ii) required  because of acceptance of defective  Construction  under paragraph 12.08 or correcting  defective Work under paragraph 12.09 or (iii)
    agreed to by the parties; and

    2.  changes in the Contract  Price or Contract  Times which are agreed to by the parties.

ARTICLE 10--CHANGE OF CONTRACT PRICE

10.01   General

    A. The  Contract  Price  constitutes  the  total  compensation  (subject  to authorized adjustments) payable to DESIGN/BUILDER for performing the Work.

    B. The Contract  Price may only be changed by a Change Order or by a Written
    Amendment.  Any claim for an adjustment in the Contract Price shall be based on written notice delivered by the party making the claim to the other party promptly in accordance with paragraph 9.02.A.

    C. The value of any Work  covered by a Change  Order or of any claim for an increase or decrease in the Contract Price will be determined as follows:

    1. By a  mutually  agreed  lump sum  (which may  include  an  allowance  for overhead and profit not necessarily in accordance with paragraph 10.02); or

    2. Where agreement to a lump sum is not reached under  paragraph  10.01.C.1, on the basis of the Cost of the Work  (determined  as provided in  paragraph
    10.02) plus a  DESIGN/BUILDER's  Fee for overhead and profit  (determined as provided in paragraph 10.02.C).

10.02    Cost of the Work

    A.  Costs  Included:  The term  Cost of the Work  means the sum of all costs necessarily incurred and paid by DESIGN/BUILDER in the proper performance of work  authorized  only by a Change  Order  or  Written  Amendment  (together
    "Change  Order  Work").  Except as otherwise  may be agreed to in writing by
    OWNER, such costs shall be in amounts no higher than those prevailing in the locality of the Project,  shall include only the  following  items and shall not include any of the costs itemized in paragraph 10.02.B:

    1. Payroll costs for employees in the direct employ of DESIGN/BUILDER in the performance of the Change Order Work under the then current  schedule of job classifications and hourly rates of DESIGN/BUILDER.

    2. Cost of all  materials and equipment  furnished and  incorporated  in the
    Change Order Work,  including costs of  transportation  and storage thereof, and Suppliers' field services required in connection therewith.

    3. Payments made by DESIGN/BUILDER  to Subcontractors  for Change Order Work
    performed or furnished by Subcontractors.

                                      -53-

    4.  Payments  made  by   DESIGN/BUILDER   to  Engineers  (not  employees  of
    DESIGN/BUILDER or its affiliates) for Design Professional  Services provided or furnished by Engineers under a Design Subagreement for Change Order Work.

    5.  Costs of  special  consultants  (including  but not  limited  to testing laboratories and surveyors, but excluding employees of DESIGN/BUILDER or its affiliates) employed for services specifically related to Change Order Work.

    6. Supplemental costs including the following items:

         a. The proportion of necessary  transportation,  travel and subsistence expenses of DESIGN/BUILDER's  employees incurred in discharge of duties connected with Change Order Work.

        b. Cost,  including  transportation  and maintenance,  of all materials,
         supplies,  equipment,  machinery,   appliances,  office  and  temporary
         facilities  at the Site and hand tools not owned by the workers,  which are consumed in the  performance  of Change  Order Work,  and cost less market  value of such  items  used but not  consumed  which  remain the property of DESIGN/BUILDER.

        c. Rentals of all Work  equipment  and  machinery  and the parts thereof whether rented from  DESIGN/BUILDER or others in accordance with rental agreements approved by OWNER, and the costs of transportation, loading,
         unloading,  installation,   dismantling  and  removal  thereof--all  in
         accordance with the terms of said rental agreements.  The rental of any such equipment,  machinery or parts shall cease when the use thereof is no longer necessary for Change Order Work.

        d. Sales,  consumer,  use or similar taxes related to Change Order Work, paid by  DESIGN/BUILDER  or required to be reimbursed by DESIGN/BUILDER to its Subcontractors, Suppliers, or Engineers.

    B. Costs  Excluded:  The term Cost of the Work shall not  include any of the following:

    1.  Payroll  costs  and other  compensation  of  DESIGN/BUILDER's  officers, executives,  principals (of partnerships and sole proprietorships),  general
    managers,   engineers,   architects,    estimators,   attorneys,   auditors,
    accountants,  purchasing and contracting  agents,  expediters,  timekeepers, clerks and other personnel employed by DESIGN/BUILDER whether at the Site or in DESIGN/BUILDER's  principal or a branch office for general administration of the Work and not  specifically  included in the then current  schedule of job  classifications  referred to in paragraph 10.02.A.1 -- all of which are to be considered administrative costs covered by the DESIGN/BUILDER's fee.

    2.  Expenses of  DESIGN/BUILDER's  principal  and branch  offices other than
    DESIGN/BUILDER's office at the Site.

    3. Any part of  DESIGN/BUILDER's  capital  expenses,  including  interest on
    DESIGN/BUILDER's   capital   employed  for  the  Work  and  charges  against
    DESIGN/BUILDER for delinquent payments.

    4. Costs due to the  negligence of  DESIGN/BUILDER,  any  Subcontractor,  or anyone directly or indirectly  employed by any of them or for whose acts any of them may be liable,  including  but not  limited  to, the  correction  of defective  Work,  disposal of materials or  equipment  wrongly  supplied and making good any damage to property.

                                      -54-

    5. Other overhead or general  expense costs of any kind and the costs of any item not specifically and expressly included in paragraph 10.02.A.

    C. Fee:

          1. A mutually  agreed fee or, in the event the  parties  can not agree upon a fee,  DESIGN/BUILDER's  fee for  overhead  and profit on Change
          Orders priced by paragraph  10.01.C.2  (whether additive or deductive)
          shall be * (*%) of the Cost of the Change Order Work for subcontracts,
          materials  and  equipment.   *  OMITTED  PURSUANT  TO  A  REQUEST  FOR
          CONFIDENTIAL  TREATMENT  WHICH  HAS  BEEN  FILED  SEPARATELY  WITH THE
          SECURITIES AND EXCHANGE COMMISSION.

          2. When both additions and credits are involved in any one change, the adjustment in  DESIGN/BUILDER's  fee shall be computed on the basis of the net change in accordance with paragraph 10.02.C.1 above.

    D. Documentation: Whenever the cost of any Work is to be determined pursuant to paragraphs  10.02.A and 10.02.B,  DESIGN/BUILDER  will establish and maintain records thereof in accordance with generally accepted  accounting  practices and submit in a form  acceptable to OWNER an itemized cost  breakdown  together with supporting data.

ARTICLE 11--CHANGE OF CONTRACT TIMES

11.01    General

     A. The  Contract  Times may only be changed by a Change  Order or a Written
Amendment.  Any claim for an adjustment of the Contract  Times shall be based on written notice pursuant to paragraph 9.02.

     B. All Contract Times are of the essence of the Agreement.

11.02    Time Extensions

     A. Where  DESIGN/BUILDER  is prevented from completing any part of the Work within the Contract Times due to delay beyond the control of DESIGN/BUILDER, the
Contract  Times will be extended in an amount equal to the time lost due to such delay if a claim is made  therefor as  provided in Article 9. Delays  beyond the control of DESIGN/BUILDER  shall include, but not be limited to, acts or neglect by OWNER,  governmental  agencies,  acts or neglect  of utility  owners or other contractors  performing  other  construction  work as contemplated by Article 7, fires,  floods,  epidemics,  abnormal weather conditions,  acts of God, strikes, lockouts or other  circumstances  beyond the control of DESIGN/BUILDER that give rise to a shortage of labor, materials, equipment,  transportation or utilities.
Delays  attributable  to and within the control of a  Subcontractor  or Supplier shall be deemed to be delays within the control of DESIGN/BUILDER.

     B. Nothing in this paragraph 11.02 bars a change in Contract Price pursuant to Article 10 to compensate for the direct costs incurred by DESIGN/BUILDER  due to delay,  interference,  or  disruption  directly  attributable  to  actions or inactions of OWNER.  However,  OWNER shall not be liable to

                                      -55-

DESIGN/BUILDER  for costs or damages arising out of or resulting from (i) delays caused by or within the control of  DESIGN/BUILDER,  or (ii)  delays  beyond the control of both parties including but not limited to fires,  floods,  epidemics, abnormal  weather  conditions,  acts of God or acts or neglect  by  governmental agencies,  utility  owners,  or  other  contractors  performing  other  work  as contemplated by Article 7.

ARTICLE  12--TESTS  AND  INSPECTIONS;   CORRECTION,  REMOVAL  OR  ACCEPTANCE  OF
DEFECTIVE CONSTRUCTION

12.01    Notice of Defects

     A. Each party shall give the other prompt  written  notice of all defective
Construction   of  which  such  party  has  actual   knowledge.   All  defective
Construction may be rejected,  corrected or accepted as provided in this Article
12.

12.02    Access to Construction

    A. Upon reasonable notice to DESIGN/BUILDER,  OWNER,  other  representatives and  personnel  of OWNER,  independent  testing  laboratories  and  governmental agencies with  jurisdictional  interests will have access to the Construction at the Site at  reasonable  times for their  observation,  inspecting  and testing.
DESIGN/BUILDER shall provide them proper and safe conditions for such access and advise them of DESIGN/BUILDER's Site safety procedures and programs so that they may comply therewith as applicable.

12.03   Tests and Inspections

    A. If the  Contract  Documents  or Laws or  Regulations  of any public  body having  jurisdiction  require any part of the  Construction  specifically  to be inspected,  tested or approved,  DESIGN/BUILDER shall assume full responsibility for arranging and obtaining such inspections,  tests or approvals, pay all costs in  connection  therewith,  and  furnish  OWNER  the  required  certificates  of inspection or approval.  DESIGN/BUILDER  shall also be responsible for arranging and obtaining and shall pay all costs in connection with any inspections,  tests or  approvals  required for OWNER's  acceptance  of materials or equipment to be incorporated  in the  Construction  or of materials,  mix designs,  or equipment
submitted  for  approval  prior  to   DESIGN/BUILDER's   purchase   thereof  for
incorporation  in  the   Construction.   Nothing  in  this  paragraph  shall  be
interpreted or construed as obligating  DESIGN/BUILDER to obtain, furnish or pay the costs of any permit, inspection, test or approval required by the applicable
State or the United States Environmental  Protection Agency for the construction or operation of the Project  (including,  without  limitation,  any  atmospheric emissions  compliance  reports),  all of which  shall be the  responsibility  of
OWNER.

    B. DESIGN/BUILDER shall give OWNER reasonable notice of the planned schedule for all  required  inspections,  tests or  approvals  if requested in writing by
OWNER.

    C. If any Construction (or the construction work of others) that is required to be inspected, tested or approved is covered by DESIGN/BUILDER without written concurrence  of  OWNER,  it must,  if  requested  by  OWNER,  be  uncovered  for observation at  DESIGN/BUILDER's  expense unless  DESIGN/BUILDER has given OWNER timely notice of DESIGN/BUILDER's  intention to cover the same and OWNER has not acted with reasonable promptness in response to such notice.

                                      -56-

12.04   Uncovering Construction

    A. If any  Construction is covered contrary to the written request of OWNER, it must,  if  requested  by OWNER,  be  uncovered  for OWNER's  observation  and recovered at DESIGN/BUILDER's expense.

    B. If OWNER considers it necessary or advisable that covered Construction be observed by OWNER or inspected or tested by others,  DESIGN/BUILDER,  at OWNER's request,  shall uncover,  expose or otherwise  make  available for  observation, inspection or testing as OWNER may require,  that portion of the Construction in question, furnishing all necessary labor, material and equipment. If it is found that such Construction is defective,  DESIGN/BUILDER  shall pay all costs caused by or resulting  from such  uncovering,  exposure,  observation,  inspection and testing  (including  but not  limited  to all  reasonable  fees and  charges  of engineers and other professionals) and OWNER shall be entitled to an appropriate decrease in the  Contract  Price,  and, if the parties are unable to agree as to the amount  thereof,  may make a claim  therefor  as  provided  in Article 9. If however, such Construction is not found to be defective, DESIGN/BUILDER shall be allowed  an  increase  in the  Contract  Price  directly  attributable  to  such uncovering, exposure, observation,  inspection, testing, replacement and rework;
and,  if the  parties  are unable to agree as to the  amount or extent  thereof,
DESIGN/BUILDER may make a claim therefor as provided in Article 9.

12.05 OWNER May Stop the Construction

    A. If the  Construction  is  defective,  or  DESIGN/BUILDER  fails to supply sufficient  skilled  workers or suitable  materials  or  equipment,  or fails to
furnish  or  perform  the   Construction  in  such  a  way  that  the  completed
Construction   will  conform  to  the  Contract   Documents,   OWNER  may  order
DESIGN/BUILDER to stop Construction or any portion thereof,  until the cause for
such  order  has  been  eliminated;   however,  this  right  of  OWNER  to  stop
Construction  will  not give  rise to any duty on the part of OWNER to  exercise this right for the benefit of DESIGN/BUILDER or any other party.

12.06 Correction or Removal of Defective Construction

    A. Prior to acceptance and final payment under paragraph  13.09,  OWNER will have  authority to disapprove  or reject  defective  Construction  and will have authority to require special  inspection or testing of the Construction  whether or not the  Construction is fabricated,  installed or completed.  DESIGN/BUILDER shall  promptly,  either  correct  all  defective  Construction,  whether or not fabricated, installed or completed, or, if the Construction has been rejected by
OWNER,  remove it from the Site and replace it with non-defective  Construction.
DESIGN/BUILDER shall bear all costs of such correction or removal (including but not limited to reasonable fees and charges of engineers,  architects,  attorneys and other  professionals,  all court or arbitration or other dispute  resolution costs,  and all costs of repair or replacement of work of others) made necessary thereby.  Nothing  in this  paragraph  shall  be  interpreted  or  construed  as requiring DESIGN/BUILDER to correct or remove and replace defective Construction accepted by OWNER pursuant to paragraph 12.08 below.

12.07   Correction Period

    A. If within one (1) year after the date of  Substantial  Completion or such longer  period of time as may be  prescribed  by Laws or  Regulations  or by the terms of any applicable  special guarantee required by the Contract Documents or by any specific provision of the Contract  Documents,  any Construction is found to be defective,  DESIGN/BUILDER  shall  promptly,  without cost to OWNER and in accordance  with  OWNER's  written  instructions,  (i)  correct  such  defective
Construction,  or, if it has been rejected by

                                      -57-

OWNER,  remove it from the Site and  replace  it with  Construction  that is not defective,  and (ii) satisfactorily  correct or remove and replace any damage to other Construction or the work of others resulting therefrom.  If DESIGN/BUILDER does not promptly comply with the terms of such instructions, or in an emergency where  delay  would  cause  serious  risk of loss or damage,  OWNER may have the defective  Construction  corrected  or the  rejected  Construction  removed  and replaced, and all costs and damages caused by or resulting from such removal and replacement  (including  but not limited to all  reasonable  fees and charges of
engineers,   architects,   attorneys  and  other  professionals,  all  court  or
arbitration  or other  dispute  resolution  costs,  and all  costs of  repair or replacement  of work of others)  will be paid by  DESIGN/BUILDER  subject to the provisions  of  paragraph  16.06  below.  Nothing  in this  paragraph  shall  be interpreted  or construed as requiring  DESIGN/BUILDER  to correct or remove and replace  defective  Construction  accepted by OWNER pursuant to paragraph  12.08 below. Defective equipment or parts thereof shall be covered by the warranty set forth in Exhibit I  attached  hereto and not the  provisions  of this  paragraph
12.07.

    B. Where defective  Construction (and damage to other Construction resulting therefrom) has been corrected,  removed or replaced under this paragraph  12.07, the  correction  period  hereunder  with  respect to such  Construction  will be extended  for an  additional  period of one (1) year  after such  correction  or removal and replacement has been satisfactorily completed.

12.08   Acceptance of Defective Construction

    A. If,  instead of  requiring  correction  or  removal  and  replacement  of defective Construction, OWNER prefers to accept it, OWNER may do so. If any such acceptance  occurs  prior  to  final  payment,  a Change  Order  will be  issued incorporating the necessary  revisions in the Contract Documents with respect to the Construction;  and OWNER shall be entitled to an appropriate decrease in the
Contract  Price,  and,  if the  parties  are  unable  to agree as to the  amount thereof,  OWNER may make a claim  therefor as provided in Article 15, subject to the provisions of paragraph  16.06 below.  If the acceptance  occurs after final payment,  an appropriate amount will be paid by DESIGN/BUILDER to OWNER, and, if the parties are unable to agree as to the amount thereof, OWNER may make a claim therefor as provided in Article 15, subject to the provisions of paragraph 16.06 below.  Notwithstanding the foregoing, any defective Construction known by OWNER and not disclosed to  DESIGN/BUILDER at the time of acceptance and final payment under paragraph 13.09 shall be deemed to be accepted by OWNER and DESIGN/BUILDER shall have no obligation to correct,  or remove and replace such defect, or make any payment to OWNER with respect thereto.

12.09    Identification of Punch List Items

    A. OWNER shall identify in writing to DESIGN/BUILDER,  on or before the date that is forty-five  (45) days after  Substantial  Completion,  any and all Punch
List Items to be completed or corrected by DESIGN/BUILDER.  DESIGN/BUILDER shall not be required to complete or correct any Punch List Items  identified by OWNER after such forty-five (45) day period.

ARTICLE 13--PAYMENTS TO DESIGN/BUILDER AND COMPLETION

13.01   Schedule of Values

    A. The Schedule of Values  established  as provided in  paragraph  2.03 will serve as the basis for progress payments and the form of Application for Payment will be substantially similar to Exhibit J.

                                      -58-

13.02   Application for Progress Payment

     A. By the tenth day of each  month  during  the Work  DESIGN/BUILDER  shall submit to OWNER for review and approval an  Application  for Payment  filled out and signed by  DESIGN/BUILDER  covering the Work completed as of the date of the
Application and accompanied by such supporting  documentation  as is required by the Contract  Documents.  If payment is requested on the basis of materials  and equipment not  incorporated in the Work but delivered and suitably stored at the
Site or at another  location  agreed to in writing,  the Application for Payment shall also be  accompanied  by a bill of sale,  invoice  or other  documentation warranting that OWNER has received the materials and equipment free and clear of all  Liens  and  evidence  that the  materials  and  equipment  are  covered  by appropriate  property  insurance  and  other  arrangements  to  protect  OWNER's interest therein. The amount of retainage with respect to progress payments will be as stipulated in the Agreement.

B. With each  Application for Payment,  DESIGNBUILDER  shall submit interim lien waivers for all subcontractors and first tier suppliers with a contract value in excess  of  $*.  The  interim  lien  waivers  shall  be  effective  through  the immediately preceding payment.  OWNER may withhold from any progress payment the amount applicable to any lien waivers not received for any preceding Application for Payment for which payment was made by OWNER.
* OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL  TREATMENT WHICH HAS BEEN FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

13.03    DESIGN/BUILDER's Warranty of Title

    A.  DESIGN/BUILDER  warrants and guarantees  that title to all  construction materials  and  equipment  covered  by  any  Application  for  Payment,  whether incorporated in the Project or not, will pass to OWNER no later than the time of payment free and clear of all Liens.  This  paragraph  13.03.A does not apply to any documents covered by paragraph 3.04.

13.04 Progress Payments

    A. Progress payments shall be made by the OWNER to DESIGN/BUILDER  according to the following procedure:

    1. OWNER  will,  within ten (10) days of  receipt  of each  Application  for
    Payment,  either  indicate in writing its acceptance of the  Application and state that the  Application  is being  processed for payment,  or return the
    Application to DESIGN/BUILDER indicating in writing its reasons for refusing to accept the Application and the exact amount(s) in dispute. All undisputed amounts will become due and be paid by OWNER to DESIGN/BUILDER not more than ten (10) days after OWNER's acceptance or rejection of such Application,  as the case may be.

     2. If OWNER  should fail to pay  DESIGN/BUILDER  at the time the payment of any amount  becomes due, then  DESIGN/BUILDER  may, at any time  thereafter, upon serving  written notice that  DESIGN/BUILDER  will stop the Work within seven (7) days after  receipt  of the notice by OWNER,  and after such seven
    (7) day  period,  stop the Work until  payment of the amount  owing has been received, including interest thereon.

                                      -59-

     3. Payments due but unpaid shall bear interest at the rate specified in the
    Agreement.  If OWNER pays to DESIGN/BUILDER  any disputed amount pursuant to paragraph  13.04.A.2 and it is  determined  pursuant to Article 15 that such amount was not due and payable, then DESIGN/BUILDER shall refund such amount to OWNER with interest thereon at the rate specified in the Agreement.

     4. No Progress  Payment nor any partial or entire use or  occupancy  of the
    Project  by the OWNER  shall  constitute  an  acceptance  of any Work not in accordance with the Contract Documents.

    B.  OWNER may refuse to make the whole or any part of any such  payment  or, because  of  subsequently  discovered  evidence  or the  results  of  subsequent inspections  or tests,  nullify  any  previous  payment,  to the extent  that is reasonably necessary to protect OWNER from loss because:

    1. The Work is  defective,  or completed  Work has been  damaged,  requiring correction or replacement;

    2. The Contract Price has been reduced by Written Amendment or Change Order;

    3. OWNER has been  required to correct  defective  Work or complete  Work in accordance with paragraph 12.07.A;

    4.  OWNER  has  actual  knowledge  of the  occurrence  of any of the  events enumerated in paragraphs 14.02.A.1 through A.3 inclusive;

    5.  Claims  have been made  against  OWNER on  account  of  DESIGN/BUILDER's performance or furnishing of the Work;

    6. The provisions of paragraph 13.02.B are applicable; or

    7.  Liens  have  been  filed in  connection  with  the  Work,  except  where
    DESIGN/BUILDER has delivered a specific Bond satisfactory to OWNER to secure the satisfaction and discharge of such Liens.

13.05   Substantial Completion

    A. When DESIGN/BUILDER considers the Construction ready for its intended use
DESIGN/BUILDER   shall  notify  OWNER  in  writing  that  the   Construction  is
substantially  complete (except for items specifically  listed by DESIGN/BUILDER as  incomplete).  Within a reasonable  time  thereafter,  OWNER will prepare and deliver to DESIGN/BUILDER a certificate of Substantial  Completion.  There shall be attached to the  certificate  a list of Punch List Items to be  completed  or corrected  before final payment.  At the time of delivery of the  certificate of
Substantial  Completion  OWNER  will  deliver  to  DESIGN/BUILDER  (i) a written determination as to division of  responsibilities  pending final payment between
OWNER  and  DESIGN/BUILDER   with  respect  to  security,   operation,   safety,
maintenance,  heat, utilities, insurance and warranties and guarantees, and (ii)
the payment required by section 4.01.B.2. of the Agreement.

    B. OWNER will have the right to exclude  DESIGN/BUILDER  from the Site after the  date  of  Substantial  Completion,  but  OWNER  will  allow  DESIGN/BUILDER reasonable  access to complete or

                                      -60-

correct  items on the list of Punch List Items to be completed and the seven-day performance test described in Exhibit A.

13.06    Final Inspection

    A. Upon written notice from  DESIGN/BUILDER  that the entire Construction or an agreed portion thereof is complete,  OWNER will make a final  inspection with
DESIGN/BUILDER  and will notify  DESIGN/BUILDER in writing of all particulars in which this inspection  reveals that the Construction is incomplete or defective.
DESIGN/BUILDER shall immediately take such measures as are necessary to complete such Construction or remedy such deficiencies.

 13.07   Final Application for Payment

    A.  After   DESIGN/BUILDER   has  completed  all  such  corrections  to  the
satisfaction  of OWNER and delivered in accordance  with the Contract  Documents all interim  maintenance and operating  instructions and as-built drawings (with final  copies of each  document to be  delivered  within  ninety (90) days after final  payment),  schedules,  guarantees,  certificates  or  other  evidence  of insurance  required by paragraph 5.02.B,  certificates of inspection,  marked-up
record   documents  (as  provided  in  paragraph  6.11)  and  other   documents,
DESIGN/BUILDER  may make  application for final payment  following the procedure for progress  payments.  The final  Application for Payment shall be accompanied
(unless  previously  delivered)  by:  (i) all  documentation  called  for in the
Contract  Documents,  including  but not limited to the  evidence  of  insurance required by  subparagraph  5.02.B.7,  and (ii)  complete  and legally  effective releases or waivers of all Liens arising out of or filed in connection  with the
Work.  In lieu of such  releases  or waivers of Liens and as  approved by OWNER,
DESIGN/BUILDER  may furnish  receipts or  releases in full and an  affidavit  of
DESIGN/BUILDER that: (i) the releases and receipts include all labor,  services, material and equipment  for which a Lien could be filed,  and (ii) all payrolls, material and equipment bills and other indebtedness  connected with the Work for which  OWNER  or the Site  might in any way be  responsible  have  been  paid or otherwise  satisfied.  If any  Subcontractor or Supplier fails to furnish such a release  or  receipt  in  full,  DESIGN/BUILDER  may  furnish  a Bond  or  other collateral satisfactory to OWNER to indemnify OWNER against any Lien.

 13.08   Final Payment and Acceptance

     A.  If  OWNER  is  satisfied   that  the  Work  has  been   completed   and
DESIGN/BUILDER's  other  obligations  under  the  Contract  Documents  have been fulfilled,  OWNER  will,  within  ten  (10)  days  after  receipt  of the  final
Application for Payment,  give written notice to DESIGN/BUILDER that the Work is acceptable.  Otherwise,  OWNER will return the  Application  to  DESIGN/BUILDER, indicating  in writing the reasons for  refusing to process  final  payment,  in which case DESIGN/BUILDER shall make the necessary  corrections and resubmit the
Application.  Thirty (30) days after the presentation to OWNER of the acceptable
Application and  accompanying  documentation,  in appropriate form and substance and with OWNER's notice of acceptability,  the remaining  Contract Price less $*
will become due and will be paid by OWNER to DESIGN/BUILDER.  The $* will become due  upon  receipt  by OWNER  of a  satisfactory  verbal  or  written  emissions
compliance   report  from  a  third  party   mutually   selected  by  OWNER  and
DESIGN/BUILDER confirming regulatory compliance of the air emissions performance tests  prescribed  by the  applicable  Department  of  Environmental  Quality or similar  agency for the State of Kansas.
* OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL  TREATMENT WHICH HAS BEEN FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                      -62-

    B. If, through no fault of  DESIGN/BUILDER,  final completion of the Work is significantly  delayed,  OWNER  shall,  upon receipt of  DESIGN/BUILDER's  final
Application for Payment, and without terminating the Agreement,  make payment of the balance due for that portion of the Work fully completed and accepted.  Such payment shall be made under the terms and  conditions  governing  final payment, except that it shall not constitute a waiver of claims.

13.09   Waiver of Claims

    A. The making and acceptance of final payment will constitute:

    1. A waiver of all claims by OWNER  against  DESIGN/BUILDER,  except  claims arising from unsettled Liens,  from defective  Construction  appearing after final inspection  pursuant to paragraph  13.06,  from failure to comply with the  Contract  Documents  or the terms of any special  guarantees  specified therein, or from DESIGN/BUILDER's  continuing obligations under the Contract
    Documents; and

    2. a waiver of all claims by  DESIGN/BUILDER  against OWNER other than those previously made in writing and still unsettled.

ARTICLE 14--SUSPENSION OF WORK AND TERMINATION

14.01   Owner May Suspend Work

    A. At any time and without cause,  OWNER may suspend the Work or any portion thereof  for a period of not more than  ninety (90) days by notice in writing to
DESIGN/BUILDER  which  will  fix  the  date  on  which  Work  will  be  resumed.
DESIGN/BUILDER shall resume the Work on the date so fixed. DESIGN/BUILDER may be allowed an  adjustment  in the  Contract  Price or an  extension of the Contract
Times, or both,  directly  attributable to any such suspension if DESIGN/BUILDER makes a claim therefor as provided in Article 9.

14.02   OWNER May Terminate for Cause

    A.  The  occurrence  of any one or more of the  following  events  justifies termination for cause:

    1. DESIGN/BUILDER  persistently fails to perform the Work in accordance with the Contract  Documents  (including,  but not limited to,  failure to supply sufficient  skilled workers or suitable materials or equipment or failure to adhere  to the  progress  schedule  established  under  paragraph  2.03.A as revised from time to time.)

    2. DESIGN/BUILDER  intentionally or willfully disregards Laws or Regulations of any public body having jurisdiction.

    3.  DESIGN/BUILDER  otherwise  breaches or violates in any  material way any provisions of the Contract Documents.

    4.  DESIGN/BUILDER  becomes  financially  insolvent  or  files  a  voluntary petition of bankruptcy,  or an  involuntary  petition of bankruptcy is filed that is not  dismissed  within  ninety  (180)  days  after  the date of such filing.

                                      -62-

    B. OWNER may, after giving  DESIGN/BUILDER  written notice of the occurrence of an event in  paragraph  14.02.A and twenty (20) days  therefrom to remedy such event (or, if such event is not capable of being  remedied  within such twenty (20) days, such number of days as is reasonably needed to remedy such event),  and to the extent permitted by Laws and Regulations,  terminate the services of DESIGN/BUILDER,  exclude  DESIGN/BUILDER  from the Site and take possession of the Work  incorporate  in the Work all materials and equipment stored at the Site or elsewhere for which OWNER has paid  DESIGN/BUILDER and finish  the Work as OWNER may deem  expedient.  In such case  DESIGN/BUILDER
    shall  not  be  entitled  to  receive   any  further   payment   other  than
    reimbursement for DESIGN/BUILDER's  payments to Subcontractors and Suppliers
    for  labor,  services,   equipment  and  materials  prior  to  the  date  of
    termination,  but only to the extent not  previously  paid by OWNER.  If the unpaid balance of the Contract  Price exceeds all reasonable  costs incurred by OWNER  resulting from  completing the Work  (including but not limited to all  reasonable  fees and charges of  engineers,  architects,  attorneys and other professionals and all court or arbitration or other dispute resolution costs) such excess will be paid to  DESIGN/BUILDER.  If all reasonable costs incurred by OWNER to  complete  the Work  (including  but not limited to all reasonable  fees and charges of engineers,  architects,  attorneys and other professionals  and all  court or  arbitration  or other  dispute  resolution costs) exceed the unpaid balance of the Contract Price, DESIGN/BUILDER shall pay the  difference  to OWNER subject to the  provisions of paragraph  16.06 below.  When  exercising any rights or remedies  under this paragraph  OWNER shall be required to obtain a reasonable price for the Work performed.

    C. Where  DESIGN/BUILDER's  services have been so  terminated by OWNER,  the termination  will not  affect  any  rights  or  remedies  of  OWNER  against
    DESIGN/BUILDER  then existing or which may thereafter accrue. Any payment to
    DESIGN/BUILDER by OWNER will not release DESIGN/BUILDER from liability.

    D. Nothing in this paragraph  shall be interpreted or construed as requiring
    DESIGN/BUILDER  to perform any additional  services  after such  termination including, without limitation, the creation of any drawings,  specifications or any other document necessary to complete the Work.

14.03   DESIGN/BUILDER May Stop Work or Terminate

    A. If, through no act or fault of DESIGN/BUILDER,  the Work is suspended for a period  of more than  ninety  (90) days by OWNER or under an order of court or other public  authority,  or OWNER fails to pay  DESIGN/BUILDER  any  undisputed amount due under the Contract  Documents  within 30 days after  Application  for
Payment is  submitted to OWNER,  then  DESIGN/BUILDER  may,  upon seven (7) days written notice to OWNER,  and provided OWNER does not remedy such  suspension or failure within that time, terminate the Agreement and recover from OWNER payment of all amounts  due and owing from OWNER to  DESIGN/BUILDER  under the  Contract
Documents for Work performed through the date of such termination (including any profit thereon) and all cost and expenses incurred by DESIGN/BUILDER due to such termination  (including,  without  limitation,  any  costs  incurred  to  cancel contracts  with  Subcontractors  and  the  reasonable  demobilization  costs  of
DESIGN/BUILDER).  In lieu of terminating the Agreement and without  prejudice to any other right or remedy, DESIGN/BUILDER may upon seven (7) days written notice to OWNER stop the Work until payment is made of all amounts due  DESIGN/BUILDER, including  interest  thereon.  The provisions of this paragraph  14.03.A are not intended to preclude  DESIGN/BUILDER  from making  claim under  Article 9 for an increase in Contract Price or Contract Times or otherwise for expenses or damage attributable to such suspension or failure.

ARTICLE 15--DISPUTE RESOLUTION

                                      -63-

15.01  Dispute Resolution Agreement

     A. OWNER and  DESIGN/BUILDER  agree that they will first submit any and all unsettled claims, counterclaims,  disputes and other matters in question between them arising out of or relating to the Contract  Documents or the breach thereof
("disputes"),  to mediation by a mutually agreeable,  impartial mediator,  or if the parties cannot so agree, a mediator  designated by the American  Arbitration
Association ("AAA") pursuant to its Construction Industry Mediation Rules, prior to either of them initiating against the other a demand for arbitration pursuant to paragraph  15.01.B through  15.01.E,  unless delay in initiating  arbitration would irrevocably  prejudice one of the parties. Any time limits within which to file a demand  for  arbitration  shall be  suspended  with  respect to a dispute submitted to mediation within those same applicable time limits and shall remain suspended until 10 days after the termination of the mediation.  The mediator of any dispute  submitted  to  mediation  under this  Agreement  shall not serve as arbitrator of such dispute unless otherwise agreed.

    B. All claims,  disputes  and other  matters in question  between  OWNER and
DESIGN/BUILDER  arising  out of or  relating to the  Contract  Documents  or the breach  thereof  (except  for  claims  which  have been  waived by the making or acceptance of final  payment as provided by paragraph  13.09) will be decided by binding  arbitration in accordance with the  Construction  Industry  Arbitration
Rules of the AAA then in effect,  subject to the  limitations  of this paragraph
15.01. The arbitrator  shall have the discretion to award reasonable  attorneys'
fees and costs to the prevailing  party.  This agreement so to arbitrate and any other agreement or consent to arbitrate  entered into in accordance  herewith as provided in this  paragraph  15.01 will be  specifically  enforceable  under the prevailing law of any court having jurisdiction.

     C. Notice of the demand for  arbitration  will be filed in writing with the other party to the Agreement and with the  designated  arbitration  entity.  The demand for  arbitration  will be made within a reasonable  time after the claim, dispute or other matter in question  has arisen,  and in no event shall any such demand be made after the date when institution of legal or equitable proceedings based on such claim,  dispute or other matter in question would be barred by the applicable statute of limitations.

     D. Except as provided in paragraph  15.01.E below,  no arbitration  arising out of or relating to the Contract  Documents  shall  include by  consolidation, joinder  or in any other  manner  any other  individual  or` entity who is not a party to this contract unless:

    1. the  inclusion  of such  other  individual  or  entity is  necessary  if complete  relief is to be afforded  among those who are already  parties to the arbitration, and

    2. such other individual or entity is  substantially  involved in a question of law or fact  which is  common  to those who are  already  parties  to the arbitration and which will arise in such proceedings, and

    3. the  written  consent  of the other  individual  or  entity  sought to be included  and of  OWNER  and  DESIGN/BUILDER  has  been  obtained  for  such inclusion,  which consent shall make specific  reference to this  paragraph;
    but no such consent shall  constitute  consent to arbitration of any dispute not specifically  described in such consent or to arbitration with any party not specifically identified in such consent.

    E. Notwithstanding paragraph 15.01.D, if a claim, dispute or other matter in
    question   between  OWNER  and   DESIGN/BUILDER   involves  the  Work  of  a
    Subcontractor,  Supplier or Engineer either OWNER or DESIGN/BUILDER may join such entity as a party to the arbitration  between OWNER and

                                      -64-

     DESIGN/BUILDER hereunder.  DESIGN/BUILDER shall include in all subcontracts required by paragraph 6.05.D a specific provision whereby the Subcontractor
     consents   to  being   joined  in  any   arbitration   between   OWNER  and
     DESIGN/BUILDER  involving the Work of such  Subcontractor.  Nothing in this paragraph  15.01.E or in the  provision of such  subcontract  consenting to joinder  shall  create  any  claim,  right or cause of  action  in favor of
     Subcontractor, Supplier or Engineer against OWNER.

    F.  Notwithstanding  the foregoing,  the provisions of this Article 15 shall not apply to any claim by  DESIGN/BUILDER of any breach or threatened breach of any provision of the License Agreement attached as Exhibit F.

ARTICLE 16--MISCELLANEOUS

16.01    Giving Notice

    A. Whenever any provision of the Contract  Documents  requires the giving of written notice, it will be deemed to have been validly given:

     1. If delivered in person to the  individual  or to a member of the firm or to an officer of the corporation for whom it is intended;

     2. If  delivered  at or sent  by  registered  or  certified  mail,  postage prepaid, to the last business address known to the giver of the notice; or

    3. If  transmitted  by  facsimile,  the  time at which a  machine  generated confirmation  states the  notice was  received  at the  facsimile  telephone number of the intended recipient last known by the sender.

16.02   Computation of Times

    A. When any period of time is referred to in the Contract Documents by days, it will be  computed  to  exclude  the  first and  include  the last day of such period. If the last day of any such period falls on a Saturday or Sunday or on a day made a legal  holiday by the law of the  applicable  jurisdiction,  such day will be omitted from the computation.

    B. A calendar day of  twenty-four  hours  measured from midnight to the next midnight will constitute a day.

16.03   Notice of Claim

    A.  Should  OWNER or  DESIGN/BUILDER  suffer  injury  or damage to person or property  because of any error,  omission or act of the other party or of any of the other  party's  employees or agents or others for whose acts the other party is legally  liable,  claim will be made in writing to the other  party  within a reasonable time of the first observance of such injury or damage. The provisions of this paragraph 16.03.A shall not be construed as a substitute for or a waiver of the provisions of any applicable statute of limitations or repose.

                                      -65-

16.04   Cumulative Remedies

    A. Except as provided in paragraph 16.06, the duties and obligations imposed by these General Conditions and the rights and remedies  available  hereunder to the parties hereto,  and, in particular but without  limitation,  any general or specific warranties,  guarantees and indemnities imposed upon a party and all of the rights and remedies available to the other party thereunder, are in addition to, and are not to be construed  in any way as a  limitation  of, any rights and remedies  available  to any or  all of  them  which  are  otherwise  imposed  or available by Laws or Regulations,  by special  warranty or guarantee or by other provisions of the Contract Documents,  and the provisions of this paragraph will be as  effective  as if  repeated  specifically  in the  Contract  Documents  in connection with each particular duty, obligation, right and remedy to which they apply.

16.05    Survival of Obligations

    A. All representations, indemnifications, warranties and guarantees made in, required by or given in accordance with the Contract  Documents,  as well as all continuing  obligations indicated in the Contract Documents,  will survive final payment,  completion and acceptance of the Work and termination or completion of the Agreement.

16.06   Limitation  on  OWNER's   Recovery  of  Damages  and  Mutual  Waiver  of
           Consequential Damages

     A.  Notwithstanding  any other provision of the Contract  Documents,  OWNER agrees that the aggregate amount OWNER (and anyone claiming by or through OWNER)
may recover  collectively from DESIGN/BUILDER and its employee's and agents, for the  Project as a whole  under the  Contract  Documents  (including  the License
Agreement  attached as Exhibit F), including,  without  limitation  damages from
DESIGN/BUILDER for OWNER's correction of defective  Construction under paragraph
12.07.A,  and  acceptance  of  defective  Construction  under  paragraph  12.08, correction  of any  defective  equipment or part thereof  under Exhibit I and/or termination  for cause under paragraph  14.02,  shall be limited to * ($*).

* OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL  TREATMENT WHICH HAS BEEN FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                      -66-

*THE  PORTIONS  OF THIS  EXHIBIT  WHICH ARE MARKED  WITH AN  ASTERISK  HAVE BEEN
OMITTED  PURSUANT TO A REQUEST FOR  CONFIDENTIAL  TREATMENT WHICH HAS BEEN FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                               Southwest Iowa Renewable                        Segregation of Responsibilities and Scope of Work
                                                               110 MMGPY                                                                        Date 06/09/06
                                                                                                                                                REV 0
                  EXHIBIT A - Segregation of Responsibilities and Scope of Work between SIRE and .ICM
--------------------------------------------------------------------------------------------------------------------------------------------------------------
                  Description                    Design Basis     Estimate         Design      Construction                       Comments
--------------------------------------------------------------------------------------------------------------------------------------------------------------
             Outside battery limits
--------------------------------------------------------------------------------------------------------------------------------------------------------------
                  Rough Grading
                                                                                                            The site including any storm water run-off
                                                                                                            etention system, will be rough graded to allow
                                                  Southwest         Southwest   Southwest         Southwest final design site elevation plus or minus 2" and
                                                      Iowa           Iowa           Iowa           Iowa     to be performed by Southwest Iowa Renewable, LLC
                                                  Renewable         Renewable   Renewable         Renewable (Southwest Iowa Renewable).
--------------------------------------------------------------------------------------------------------------------------------------------------------------
                  Finish Grading                                                                            The site will be finish graded to accommodate
                                                                                                             surface drainage as required for ICM's design and
                                                  Southwest         Southwest   Southwest         Southwest Southwest Iowa Renewable's design. All seeding
                                                      Iowa           Iowa           Iowa           Iowa     and landscaping to be provided and installed by
                                                  Renewable         Renewable   Renewable         Renewable Southwest Iowa Renewable.

 -------------------------------------------------------------------------------------------------------------------------------------------------------------
                  Erosion Control                 Southwest         Southwest   Southwest         Southwest ICM will maintain dust control during
                                                      Iowa           Iowa           Iowa           Iowa     construction for its construction, lay down and
                                                  Renewable         Renewable   Renewable         Renewable office/parking areas. Southwest Iowa Renewable
                                                                                                            will maintain overall erosion control throughout
                                                                                                            the project.
--------------------------------------------------------------------------------------------------------------------------------------------------------------
                   Roads                                                                                    Southwest Iowa Renewable will design roads and
                                                                                                            install a minimum of 12" of base rock for access
                                                                                                            roads with temsar geogrid and interior plant
                                                                                                            access roads and drives acceptable to ICM, within
                                                                                                            6" of any planned hard surface top elevation,
                                                                                                            before the plant project contruction begins. ICM
                                                                                                            will use these roads for access during
                                                                                                            construction, will maintain the roads through
                                                  Southwest         Southwest   Southwest         Southwest construction. Any required base above this level
                                                      Iowa           Iowa           Iowa            Iowa    and all final hard surfacing will be installed by
                                                  Renewable         Renewable   Renewable         Renewable Southwest Iowa Renewable.
---------------------------------------------------------------------------------------------------------------------------------------------------------------
                   Rail                                                                                     Southwest Iowa Renewable will provide all rail
                                                                                                            design and construction. ICM will provide input
                                                 Southwest         Southwest   Southwest         Southwest  as to the rail spacing required for the grain
                                                    Iowa           Iowa           Iowa            Iowa      unloading & ethanol loadout.
                                                 Renewable         Renewable   Renewable         Renewable
---------------------------------------------------------------------------------------------------------------------------------------------------------------

Southwest Iowa Renewable Energy                                    Sheet 1 of 12

                                                               Southwest Iowa Renewable                        Segregation of Responsibilities and Scope of Work
                                                               110 MMGPY                                                                        Date 06/09/06
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                  EXHIBIT A - Segregation of Responsibilities and Scope of Work between SIRE and ICM
--------------------------------------------------------------------------------------------------------------------------------------------------------------
                  Description                     Design Basis    Estimate         Design      Construction                      Comments
--------------------------------------------------------------------------------------------------------------------------------------------------------------
                      Water Supply                   ICM          Southwest   Southwest         Southwest     ICM will provide the flow rate and quality basis
                                                                   Iowa           Iowa           Iowa         for the process water to be routed to the battery
                                                                  Renewable   Renewable         Renewable     limits. Southwest Iowa Renewable will provide and
                                                                                                              install all necessary wells, waterlines, and
                                                                                                              appurtenances necessary to supply the water from
                                                                                                              its source to the firewater tank inlet piping.
                                                                                                              Southwest Iowa Renewable will make the necessary
                                                                                                              connection to the tank. ICM will provide all
                                                                                                              water piping from that point to the individual
                                                                                                              water usage points within the battery limits.
                                                                                                              Southwest Iowa Renewable will provide potable and
                                                                                                              process water from its source to the CO2 plant(if
                                                                                                              required) and the administration building.
-----------------------------------------------------------------------------------------------------------------------------------------------------------------
                  Natural Gas Supply                 ICM           Southwest   Southwest                      ICM will provide Southwest Iowa Renewable with
                                                                    Iowa           Iowa                       the natural gas usage requirements for sizing of
                                                                   Renewable   Renewable                      the natural gas supply. Southwest Iowa Renewable
                                                                                                              is to install the natural gas supply line
                                                                                                              Southwest outed to a location inside the battery
                                                                                                              limits Iowa rpecified by ICM, in the general area
                                                                                                              of the RTO. Renewable s Southwest Iowa Renewable
                                                                                                              will install natural gas line to any future CO2
                                                                                                              plant(if required) and the administration
                                                                                                              building.
--------------------------------------------------------------------------------------------------------------------------------------------------------------
                  Storm Drainage                     Southwest      Southwest   Southwest         Southwest   Southwest Iowa Renewable is to provide and
                                                     Iowa             Iowa           Iowa           Iowa      install storm drainage as part of rough grading
                                                     Renewable      Renewable   Renewable         Renewable   package.
--------------------------------------------------------------------------------------------------------------------------------------------------------------

Southwest Iowa Renewable Energy                                    Sheet 2 of 12

                                                               Southwest Iowa Renewable                        Segregation of Responsibilities and Scope of Work
                                                               110 MMGPY                                                                        Date 06/09/06
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                  EXHIBIT A - Segregation of Responsibilities and Scope of Work between SIRE and ICM
--------------------------------------------------------------------------------------------------------------------------------------------------------------
                  Description                     Design Basis     Estimate        Design     Construction                    Comments
--------------------------------------------------------------------------------------------------------------------------------------------------------------
                  Sanitary Sewer                  Southwest     Southwest      Southwest      Southwest       Southwest Iowa Renewable will install and route
                                                   Iowa           Iowa          Iowa            Iowa          the sanitary sewer to locations inside the
                                                  Renewable     Renewable      Renewable      Renewable       battery limits specified by ICM. Southwest Iowa
                                                                                                              Renewable will run all on-site sanitary sewer
                                                                                                              lines inside the battery limits to this ICM
                                                                                                              specified location for tie in. Southwest Iowa
                                                                                                              Renewable is responsible for the design and
                                                                                                              installation of any Septic Systems and lift
                                                                                                              stations.
--------------------------------------------------------------------------------------------------------------------------------------------------------------
                  Process Sewer                  Southwest     Southwest      Southwest      Southwest        Waste water from the process (cooling tower
                                                  Iowa           Iowa          Iowa            Iowa           blowdown, softner discharge, RO Reject,
                                                 Renewable     Renewable      Renewable      Renewable        multimedia backwash) will be discharged from the
                                                                                                              plant to the location specified in the discharge
                                                                                                              permit, by Southwest Iowa Renewable All labor nd
                                                                                                              materials required to discharge these items will
                                                                                                              be supplied and installed by Southwest Iowa a
                                                                                                              Renewable.
--------------------------------------------------------------------------------------------------------------------------------------------------------------
              Interconnecting Piperacks                ICM            ICM          ICM              ICM       ICM will design and construct interconnecting
                                                                                                              pipe racks and piping within the battery limits,
                                                                                                              ncluding pipe racks to the ethanol storage area,
                                                                                                              ethanol loading area, ethanol loadout flare, the
                                                                                                              cooling tower and the process water tank. The CO2
                                                                                                              line and pipe racks from the scrubber to any
                                                                                                              ifuture CO2 plant, is to be provided by Southwest
                                                                                                              Iowa Renewable.
--------------------------------------------------------------------------------------------------------------------------------------------------------------

Southwest Iowa Renewable Energy                                    Sheet 3 of 12

                                                               Southwest Iowa Renewable                        Segregation of Responsibilities and Scope of Work
                                                               110 MMGPY                                                                        Date 06/09/06
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                   EXHIBIT A - Segregation of Responsibilities and Scope of Work between SIRE and ICM
--------------------------------------------------------------------------------------------------------------------------------------------------------------
                   Description                   Design Basis     Estimate         Design     Construction                        Comments
--------------------------------------------------------------------------------------------------------------------------------------------------------------
                   Steam Supply                  Southwest      Southwest    Southwest        Southwest       ICM will specify the required pressure, quality,
                                                  Iowa           Iowa            Iowa           Iowa          flow rate and location for delivery of the steam
                                                 Renewable      Renewable    Renewable        Renewable       supply to a point inside the battery limits.
                                                                                                              Southwest Iowa Renewable is responsible for
                                                                                                              designing, providing, and installing all
                                                                                                              equipment and piping required to deliver
                                                                                                              continuous steam to the specified location.
                                                                                                              Southwest Iowa Renewable is also responsible for
                                                                                                              designing, providing, and installing all items
                                                                                                              required for condensate return to MidAm.
--------------------------------------------------------------------------------------------------------------------------------------------------------------
              Administration Building               Southwest      Southwest    Southwest        Southwest    Southwest Iowa Renewable will be responsible
                                                     Iowa           Iowa            Iowa           Iowa       for the design and construction of the
                                                    Renewable      Renewable    Renewable        Renewable    administration building.
------------------------------------------------------------------------------------------------------------------------------------------------------------
              Inside battery limits
--------------------------------------------------------------------------------------------------------------------------------------------------------------
                   Rough Grading                   Southwest      Southwest    Southwest        Southwest     The site inside of the battery limits, including
                                                    Iowa           Iowa            Iowa           Iowa        drainage to any storm water run-off retention
                                                   Renewable      Renewable    Renewable        Renewable     system, will be rough graded prior to any plant
                                                                                                              project construction to allow for final design
                                                                                                              elevation to be performed by Southwest Iowa
                                                                                                              Renewable. Southwest Iowa Renewable shall be
                                                                                                              responsible for all site grading to meet the
                                                                                                              allowable soil bearing pressures and acceptable
                                                                                                              minimum settlement requirements as specified by
                                                                                                              the Engineer All rough grading and compaction
                                                                                                              shall be inspected by a licensed professional
                                                                                                              geotechnical firm and all test results shall be
                                                                                                              forwarded to ICM immediately upon completion. All
                                                                                                              testing procedures are to be pre-approved by ICM,
                                                                                                              at it's sole discretion.

--------------------------------------------------------------------------------------------------------------------------------------------------------------

      Southwest Iowa Renewable Energy                                   Sheet 4 of 12

                                                               Southwest Iowa Renewable                        Segregation of Responsibilities and Scope of Work
                                                                                                             110 MMGPY Date 06/09/06
                                                                                                                                                                   REV 0
                                                                                                                                           Date 06/09/06
                  EXHIBIT A - Segregation of Responsibilities and Scope of Work between SIRE and ICM
--------------------------------------------------------------------------------------------------------------------------------------------------------------
                  Description                     Design Basis     Estimate        Design     Construction                        Comments
--------------------------------------------------------------------------------------------------------------------------------------------------------------
                  Finish Grading                                                                             Southwest Iowa Renewable will design and
                                                                                                             perform finish grading to slope the grade within
                                                                                                             the battery limits to a storm water drainage
                                                                                                             system to be provided and installed by Southwest
                                                                                                             Iowa Renewable.  All final grading outside the
                                                                                                             battery limits will be designed and performed by
                                                     Southwest     Southwest      Southwest      Southwest   Southwest Iowa Renewable. All seeding and
                                                      Iowa           Iowa           Iowa           Iowa      landscaping will be provided and installed by
                                                     Renewable     Renewable      Renewable      Renewable   Southwest Iowa Renewable.
--------------------------------------------------------------------------------------------------------------------------------------------------------------
                      Roads                         Southwest     Southwest      Southwest      Southwest    Southwest Iowa Renewable will design roads and
                                                     Iowa           Iowa           Iowa           Iowa       rives and install a minimum of 12" of base rock
                                                    Renewable     Renewable      Renewable      Renewable    with Tensar geo grid as part of the rough grade
                                                                                                             efore construction begins. ICM will maintain the
                                                                                                             roads inside the battery limits and Southwest d
                                                                                                             Iowa Renewable's access road during before
                                                                                                             construction and restore the base to within 2"
                                                                                                             previous grade. All required base above this
                                                                                                             level and all final hard surfacing will be
                                                                                                             installed by Southwest Iowa Renewable.
-------------------------------------------------------------------------------------------------------------------------------------------------------------
                  Laydown Area                                                                               Southwest Iowa Renewable is responsible for all
                                                                                                             laydown/trailer areas required for ICM's
                                                                                                             construction with 6" base rock as specified by
                                                                                                             ICM.  ICM will maintain the laydown areas during
                                                     Southwest     Southwest      Southwest      Southwest   construction.  Southwest Iowa Renewable is
                                                      Iowa            Iowa          Iowa            Iowa     responsible for removal of rock base after
                                                     Renewable     Renewable      Renewable      Renewable   construction is completed.
-------------------------------------------------------------------------------------------------------------------------------------------------------------

     Southwest Iowa Renewable Energy                                   Sheet 5 of 12

                                                               Southwest Iowa Renewable                        Segregation of Responsibilities and Scope of Work
                                                               110 MMGPY                                                                                Date 06/09/06
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                  EXHIBIT A - Segregation of Responsibilities and Scope of Work between SIRE and ICM
--------------------------------------------------------------------------------------------------------------------------------------------------------------
                  Description                     Design Basis     Estimate        Design      Construction                      Comments
--------------------------------------------------------------------------------------------------------------------------------------------------------------
                Temporary Facilities
                                                                                                             ICM will maintain the layout area for office
                                                                                                             trailers, parking and equipment storage/laydown
                                                                                                             through construction.  ICM and/or its
                                                                                                             subcontractors will furnish all ICM required
                                                    Southwest    Southwest      Southwest        Southwest   office trailers through the construction process.
                                                     Iowa            Iowa          Iowa            Iowa      Southwest Iowa Renewable will furnish all
                                                   Renewable &    Renewable &    Renewable &    Renewable &  temporary utilities required by ICM.
                                                     ICM             ICM            ICM            ICM
--------------------------------------------------------------------------------------------------------------------------------------------------------------
                  Natural Gas Supply                 Southwest    Southwest      Southwest        Southwest   ICM ICM will provide Southwest Iowa Renewable
                                                      Iowa            Iowa          Iowa            Iowa      with the natural gas usage requirements for
                                                    Renewable &    Renewable &    Renewable &     Renewable & sizing of the natural gas supply for the ethanol
                                                      ICM             ICM            ICM            ICM       plant. Southwest Iowa Renewable will furnish
                                                                                                              Natural gas service supply to a location inside
                                                                                                              the battery limits specified by ICM in the
                                                                                                              general area of the regenerative thermal
                                                                                                              oxidizer. Southwest Iowa Renewable will provide
                                                                                                              natural gas and the Renewable required gas line
                                                                                                              from its header to any future r CO2 plant and the
                                                                                                              administration building.
--------------------------------------------------------------------------------------------------------------------------------------------------------------
                  Grain Receiving, Handling and Storage Southwest     Southwest      Southwest      Southwest ICM will provide grain usage requirements. Southwest Iowa
                                                         Iowa           Iowa           Iowa           Iowa    Renewable is responsible for all grain receiving,
                                                        Renewable     Renewable      Renewable      Renewable handling, and storage up to the connection of the slurry blender feed screw. ICM Southwest will
                                                                                                              provide the hammer mills for installation Iowa by
                                                                                                              Renewable Southwest Iowa Renewable. Southwest
                                                                                                              Iowa Renewable will design and install the
                                                                                                              Southwest Southwest Southwest electrical, Iowa
                                                                                                              Iowa Iowa ontrols, and instrumentation as
                                                                                                              specified by ICM Renewable Renewable Renewable
                                                                                                              cesign basis for the grain receiving, handling, d
                                                                                                              and storage system.
--------------------------------------------------------------------------------------------------------------------------------------------------------------
                   WDG Handling                           ICM           ICM           ICM               ICM   ICM will provide and install the WDG handling
                                                                                                              system per ICM standard 110 MMGPY Facility.
--------------------------------------------------------------------------------------------------------------------------------------------------------------

     Southwest Iowa Renewable Energy                                    Sheet 6 of 12.

                                                               Southwest Iowa Renewable                        Segregation of Responsibilities and Scope of Work
                                                               110 MMGPY                                                                        Date 06/09/06
                                                                                                                                                                   REV 0

                   EXHIBIT A - Segregation of Responsibilities and Scope of Work between SIRE and ICM
--------------------------------------------------------------------------------------------------------------------------------------------------------------
                   Description                    Design Basis    Estimate         Design     Construction                        Comments
--------------------------------------------------------------------------------------------------------------------------------------------------------------
                   DDG Handling                      ICM            ICM            ICM              ICM     ICM will provide and install the DDG handling
                                                                                                            system per ICM standard 110 MMGPY Facility.
--------------------------------------------------------------------------------------------------------------------------------------------------------------
                    Grain Milling                                                  ICM                      ICM is responsible for the specification and
                                                     ICM            ICM                             ICM     purchase of the Hammer Mills for installation by
                                                                                                            Southwest Iowa Renewable.
--------------------------------------------------------------------------------------------------------------------------------------------------------------
                Plant & Instrument Air               ICM            ICM            ICM              ICM      ICM is responsible for the compressors and
                                                                                                             piping for all plant and instrument air required
                                                                                                             or other elements of ICM's scope of work.
                                                                                                             Southwest Iowa Renewable will be responsible
                                                                                                             for any air requirements, including compressors,
                                                                                                             dryers and piping for all other elements of the
                                                                                                             work not covered in the ICM scope of work,
                                                                                                             including any future CO2 plant.
--------------------------------------------------------------------------------------------------------------------------------------------------------------
              Cook Section/Liquefaction              ICM            ICM            ICM              ICM      ICM is responsible for all elements of the
                                                                                                             purchase, design and construction of these
                                                                                                             systems. Per standard ICM 110 MMGPY Facility.

--------------------------------------------------------------------------------------------------------------------------------------------------------------
                 Fermentation Section                ICM            ICM            ICM              ICM      ICM is responsible for all elements of the
                                                                                                             purchase, design and construction of these
                                                                                                             systems. Per standard ICM 110 MMGPY Facility.
--------------------------------------------------------------------------------------------------------------------------------------------------------------
         Distillation/Evaporation Sections           ICM            ICM            ICM              ICM      ICM is responsible for all elements of the
                                                                                                             purchase, design and construction of these
                                                                                                             systems. Per standard ICM 110 MMGPY Facility.
--------------------------------------------------------------------------------------------------------------------------------------------------------------
           Liquid/Solid Separation Section           ICM            ICM            ICM              ICM       ICM is responsible for all elements of the
                                                                                                              purchase, design and construction of these
                                                                                                              systems. Per standard ICM 110 MMGPY Facility.
--------------------------------------------------------------------------------------------------------------------------------------------------------------
                  Evaporation Section                ICM            ICM            ICM               ICM      ICM is responsible for all elements of the
                                                                                                              purchase, design and construction of these
                                                                                                              systems. Per standard ICM 110 MMGPY Facility.
--------------------------------------------------------------------------------------------------------------------------------------------------------------

     Southwest Iowa Renewable Energy                                    Sheet 7 of 12

                                                               Southwest Iowa Renewable                        Segregation of Responsibilities and Scope of Work
                                                               110 MMGPY                                                                Date 06/09/06
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                   EXHIBIT A- Segregation of Responsibilities and Scope of Work between SIRE and ICM
--------------------------------------------------------------------------------------------------------------------------------------------------------------
                   Description                   Design Basis      Estimate        Design     Construction                        Comments
--------------------------------------------------------------------------------------------------------------------------------------------------------------
                Product Storage Section               ICM             ICM           ICM             ICM       ICM is responsible for all elements of the
                                                                                                              purchase, design and construction of this
                                                                                                              systems, per standard ICM 110 MMGPY design. Tanks
                                                                                                              will be provided with gravel foundations.
                                                                                                              Cathodic protection is not included in base
                                                                                                              contract price. All secondary containment design
                                                                                                              and installation including any required bentonite
                                                                                                              or synthetic liners, and riprap are part of the
                                                                                                              rough grading scope by Southwest Iowa Renewable.
----------------------------------------------------------------------------------------------------------------------------------------------------------------
                Boiler/Steam Section            ICM/Southwest      Southwest      Southwest      Southwest    Southwest Iowa Renewable Energy is responsible
                                                    Iowa           Iowa           Iowa           Iowa         for the design and installation of the steam
                                                  Renewable       Renewable      Renewable      Renewable     supply to the ethanol facility at ICM specified
                                                                                                              pressure, temperature, and quality, to an ICM
                                                                                                              specified location on site. All chemicals
                                                                                                              required are the responsibility of Southwest Iowa
                                                                                                              Renewable.
--------------------------------------------------------------------------------------------------------------------------------------------------------------
          Process Building and Energy Center          ICM             ICM           ICM             ICM       ICM will design and construct the process
                                                                                                              building and energy center including all
                                                                                                              associated interior equipment, piping,
                                                                                                              foundations, miscellaneous mechanical equipment,
                                                                                                              and electrical (ISBL). Five steam tube dryers and
                                                                                                              two RTOs will be furnished.
--------------------------------------------------------------------------------------------------------------------------------------------------------------
              Cooling Tower/Water Section             ICM             ICM           ICM             ICM        1CM is responsible for all elements of the
                                                                                                               purchase, design and construction of this
                                                                                                               system, Per standard ICM 110 MMGPY design.
                                                                                                               Tower chemicals are the responsibility of
                                                                                                               Southwest Iowa Renewable.
--------------------------------------------------------------------------------------------------------------------------------------------------------------

     Southwest Iowa Renewable Energy                                   Sheet 8 of 12

                                                               Southwest Iowa Renewable                        Segregation of Responsibilities and Scope of Work
                                                               110 MMGPY                                                                           Date 06/09/06
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                  EXHIBIT A - Segregation of Responsibilities and Scope of Work between SIRE and ICM
--------------------------------------------------------------------------------------------------------------------------------------------------------------
                  Description                     Design Basis    Estimate         Design     Construction                        Comments
--------------------------------------------------------------------------------------------------------------------------------------------------------------
             Electrical/Power Substation             ICM          Southwest     Southwest     Southwest      Southwest Iowa Renewable is responsible for the
                                                                    Iowa           Iowa         Iowa         main electrical substation to be located within
                                                                  Renewable      Renewable     Renewable     500' of the process building, and metering of
                                                                                                             electrical power. ICM is responsible for the main
                                                                                                             switchgear and providing three (3) 600 amp feeds.
                                                                                                             Southwest Iowa Renewable is also responsible for
                                                                                                             any contracts with the electrical ties regarding
                                                                                                             power equipment and/or usage
-------------------------------------------------------------------------------------------------------------------------------------------------------------
                  Power Distribution                                                                         ICM is responsible for the primary distribution
                                                  ICM/Southwest    Southwest      Southwest  Southwest       from the feed points at the main switchgear, and
                                                      Iowa          Iowa           Iowa        Iowa          for all cables, switchgear, and transformers to
                                                    Renewable     Renewable      Renewable   Renewable       provide power to the ethanol plant excluding any
                                                                                                             CO2 recovery. The Power Distribution is not
                                                                                                             included in the base contract price. ICM to
                                                                                                             complete the work and the costs will be billed
                                                                                                             back~to Southwest Iowa Renewable at cost plus
                                                                                                             15%. ICM will provide a transformer for the
                                                                                                             Admin. building and SIRE will be responsible for
                                                                                                             the hook up to said transformer and for any
                                                                                                             additional wiring required for the Admin.
                                                                                                             building. Secondary voltage to Admin. building
                                                                                                             will be 480 Vac.
--------------------------------------------------------------------------------------------------------------------------------------------------------------
          Construction Power and utilities           ICM              Southwest      Southwest  Southwest    Southwest Iowa Renewable will be solely
                                                                       Iowa           Iowa        Iowa       responsible for supplying and installing all
                                                                     Renewable      Renewable   Renewable    required utilities needed for construction. ICM
                                                                                                             will furnish specifications and locations of
                                                                                                             needed utilities to include electrical power,
                                                                                                             lighting, sewer, and natural gas. All utilities
                                                                                                             bills for construction will be in Southwest Iowa
                                                                                                             Renewable's name and billed direct to Southwest
                                                                                                             Iowa Renewable Temporary power will be
                                                                                                             installed during rough grading.
--------------------------------------------------------------------------------------------------------------------------------------------------------------
EXHIBIT A - Segregation of Responsibilities and Scope of Work between SIRE and ICM

--------------------------------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                                                             --------------------------------------------------------------------------------------------------------------------------------------------------------------

                                                               Southwest Iowa Renewable                        Segregation of Responsibilities and Scope of Work
                                                               110 MMGPY                                                                           Date 06/09/06
                                                                                                                                                    REV 0
--------------------------------------------------------------------------------------------------------------------------------------------------------------
                  EXHIBIT A - Segregation of Responsibilities and Scope of Work between SIRE and ICM
--------------------------------------------------------------------------------------------------------------------------------------------------------------
              600 v equipment within battery limits   ICM              ICM          ICM             ICM      ICM is responsible for the 600v equipment
                                                                                                             including cables, switchgear, MCC, panel boards
                                                                                                             and transformers to provide electric power to the
                                                                                                             plant areas within the battery limits. The Admin
                                                                                                             building will be the responsibility of Southwest
                                                                                                             Iowa Renewable and/or it's subcontractors from
                                                                                                             the low side (600v) of the corresponding
                                                                                                             transformer.
-------------------------------------------------------------------------------------------------------------------------------------------------------------
            Instrumentation and controls             ICM              ICM          ICM             ICM       ICM is responsible for the instrumentation and
                                                                                                             controls within the battery limits including
                                                                                                             the DCS system and hardware. All office computers
                                                                                                             and networks are the responsibility of Southwest
                                                                                                             Iowa Renewable
--------------------------------------------------------------------------------------------------------------------------------------------------------------
                Facility Communications            Southwest     Southwest      Southwest      Southwest     Southwest Iowa Renewable will be responsible for
                                                    Iowa           Iowa           Iowa           Iowa        the facility communications including the
                                                   Renewable     Renewable      Renewable      Renewable     telephone system and broadband Internet access.
                                                                                                             ICM will help coordinate quantity and locations
                                                                                                             for installations within the battery limits and
                                                                                                             any interface with plant equipment. Any required
                                                                                                             security systems, cameras, wiring, or monitors is
                                                                                                             the responsibility of Southwest Iowa Renewable.
                                                                                                             Southwest Iowa Renewable must provide a dedicated
                                                                                                             telephone service and dedicated internet ISP at
                                                                                                             the server room in the main Process Building.

--------------------------------------------------------------------------------------------------------------------------------------------------------------

     Southwest Iowa Renewable Energy                                   Sheet 10 of 12

*PORTIONS OF THIS EXHIBIT A TO THE ENGINEERING SERVICES AGREEMENT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT WHICH HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMISSION

                                                               Southwest Iowa Renewable                        Segregation of Responsibilities and Scope of Work
                                                               110 MMGPY                                                                            Date 06/09/06
                                                                                                                                                    REV 0
EXHIBIT A - Segregation of Responsibilities and Scope of Work between SIRE and ICM
--------------------------------------------------------------------------------------------------------------------------------------------------------------
                   Description                    Design Basis     Estimate        Design     Construction                       Comments
--------------------------------------------------------------------------------------------------------------------------------------------------------------
          Fire Detection and Alarm Systems.      Southwest     Southwest      Southwest      Southwest        Southwest Iowa Renewable is responsible for the
                                                  Iowa           Iowa           Iowa           Iowa           diesel fire water pump station and heat and smoke
                                                 Renewable     Renewable      Renewable      Renewable        detection in the MCC's per standard ICM design.
                                                                                                              Southwest Iowa Renewable is responsible for the
                                                                                                              design and installation of the fire water loop,
                                                                                                              valves, hydrants, monitors, deluge requirements,
                                                                                                              foam etc. required to meet the local fire
                                                                                                              marshal's and ICM insurance requirements. This is
                                                                                                              not included in ICM base contract price.
                                                                                                              Southwest Iowa Renewable will contract with ICM
                                                                                                              to complete work at cost plus *.
                                                                                                              *THE PORTIONS OF THIS EXHIBIT WHICH ARE MARKED WITH
                                                                                                              AN ASTERISK HAVE BEEN OMITTED PURSUANT TO A
                                                                                                              REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN
                                                                                                              FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
                                                                                                              COMMISSION.
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                    Water Treatment                                                                           Southwest Iowa Renewable will provide and
                                                                                                              install water treatment equipment or RO system
                                                                                                              per standard ICM design. Any additional water
                                                                                                              treatment equipment required will be designed
                                                     Southwest     Southwest      Southwest      Southwest    and installed by ICM at cost plus *% billable
                                                      Iowa           Iowa          Iowa            Iowa       to Southwest Iowa Renewable
                                                     Renewable     Renewable      Renewable      Renewable    *THE PORTIONS OF THIS EXHIBIT WHICH ARE MARKED
                                                                                                              WITH AN ASTERISK HAVE BEEN OMITTED PURSUANT TO
                                                                                                              A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS
                                                                                                              BEEN FILED SEPARATELY WITH THE SECURITIES AND
                                                                                                              EXCHANGE COMMISSION.
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              Chemical Injection Systems               ICM            ICM          ICM              IGM       ICM is responsible for all elements of the design
                                                                                                              and construction of these systems. Per standard
                                                                                                              ICM 110 MMGPY design. Chemicals are the
                                                                                                              responsibility of Southwest Iowa Renewable
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                   CO2 Scrubber System                 ICM            ICM          ICM              ICM      ICM is responsible for the CO2 Scrubber. A tie-
                                                                                                             in point for the discharge of the CO2 stream to
                                                                                                             any future CO2 plant will be provided in the
                                                                                                             general area of the scrubber. Exact location of
                                                                                                             tie-in point to be specified by ICM. CO2 transfer
                                                                                                             blower from scrubber to CO2 plant, knock out
                                                                                                             condenser, controls, purge scrubber, and
                                                                                                             associated piping is the responsibility of
                                                                                                             Southwest Iowa Renewable.
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     Southwest Iowa Renewable Energy                                   Sheet 11 of 12

                                                               Southwest Iowa Renewable                        Segregation of Responsibilities and Scope of Work
                                                               110 MMGPY                                                                        Date 06/09/06
                                                                                                                                                REV 0

                  EXHIBIT A - Segregation of Responsibilities and Scope of Work between SIRE and ICM
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                  Description                    Design Basis     Estimate        Design      Construction                      Comments
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         Emissions and discharge monitoring        Southwest      Southwest      Southwest      Southwest   Southwest Iowa Renewable Is responsible for
                      equipment                      Iowa           Iowa           Iowa           Iowa      providing and installing all required emissions
                                                   Renewable      Renewable      Renewable      Renewable   and discharge monitoring equipment.
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     Southwest Iowa Renewable Energy                                   Sheet 12 of 12